UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

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☒	Definitive Proxy Statement

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Jack Creek Investment Corp.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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LETTER TO SHAREHOLDERS OF JACK CREEK INVESTMENT CORP.

386 Park Avenue South, 20th Floor

New York, NY 10016

Dear Jack Creek Investment Corp. Shareholder:

You are cordially invited to attend an extraordinary general meeting in lieu of an annual general meeting of Jack Creek Investment Corp., a Cayman Islands exempted company (“JCIC”), which will be held on January 24, 2023, at 4:00 p.m., Eastern Time at the offices of Weil, Gotshal & Manges LLP located at 767 Fifth Avenue, New York, NY 10153, and via a virtual meeting, or at such other time, on such other date and at such other place to which the meeting may be postponed or adjourned (the “Shareholder Meeting”).

The Shareholder Meeting will be conducted via live webcast, but the physical location of the Shareholder Meeting will remain at the location specified above for the purposes of our amended and restated memorandum and articles of association (the “Memorandum and Articles of Association”). You will be able to attend the Shareholder Meeting online, vote and submit your questions during the Shareholder Meeting by visiting https://www.cstproxy.com/jackcreekinvestmentcorp/ext2023.

The attached Notice of the Shareholder Meeting and proxy statement describe the business JCIC will conduct at the Shareholder Meeting (unless JCIC determines that it is not necessary to hold the Shareholder Meeting as described in the accompanying proxy statement) and provide information about JCIC that you should consider when you vote your shares. As more fully described in the attached proxy statement, which is dated January 17, 2023, and is first being mailed to shareholders on or about that date, the Shareholder Meeting will be held for the purpose of considering and voting on the following proposals:

1.

Proposal No. 1—Extension Amendment Proposal—To amend, by way of special resolution, the Memorandum and Articles of Association to extend the date by which JCIC has to consummate a business combination (the “Charter Extension ”) from January 26, 2023 (the “Termination Date”) to February 27, 2023 (the “Charter Extension Date”, and the proposal being the “Extension Amendment Proposal ”);

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Proposal No. 2 - Director Election Proposal—Holders of the Class B ordinary shares, par value $0.0001 per share (“Class B Ordinary Shares”) of JCIC will vote to appoint, by way of ordinary resolution of the Class B Ordinary Shares, Class I director Heather Hartnett to serve on the board of directors (the “Board”) of JCIC for a three-year term expiring at the third succeeding annual general meeting after her election, or until her successor has been elected and qualified (the “Director Election Proposal”); and

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Proposal No. 3—Adjournment Proposal – To adjourn the Shareholder Meeting to a later date or dates, if necessary, to permit further solicitation and vote of proxies if, based upon the tabulated vote at the time of the Shareholder Meeting, there are insufficient Class A ordinary shares, par value $0.0001 per share (“Class A Ordinary Shares”) and Class B Ordinary Shares (collectively with the Class A Ordinary Shares, the “Ordinary Shares”) in the capital of JCIC represented (either in person or by proxy) to constitute a quorum necessary to conduct business at the Shareholder Meeting or at the time of the Shareholder Meeting to approve the Extension Amendment Proposal (the “Adjournment Proposal”).

Each of the Extension Amendment Proposal, the Director Election Proposal and the Adjournment Proposal is more fully described in the accompanying proxy statement. Please take the time to read carefully each of the proposals in the accompanying proxy statement before you vote.

The purpose of the Extension Amendment Proposal is to allow JCIC additional time to complete the proposed transactions (the “Business Combination”) contemplated by the certain Agreement and Plan of Merger (the “Merger Agreement”), dated August 3, 2022, by and among JCIC, Bridger Aerospace Group Holdings,

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LLC, a Delaware corporation, (“Bridger”), Wildfire New PubCo, Inc., a Delaware corporation and direct, wholly-owned subsidiary of Bridger (“New Bridger”), Wildfire Merger Sub I, Inc., a Delaware corporation and direct, wholly owned subsidiary of New Bridger, Wildfire Merger Sub II, Inc., a Delaware corporation and direct, wholly owned subsidiary of New Bridger, Wildfire Merger Sub III, LLC, a Delaware limited liability company and direct, wholly-owned subsidiary of New Bridger, Wildfire GP Sub IV, LLC, a Delaware limited liability company and direct, wholly-owned subsidiary of New Bridger and BTOF (Grannus Feeder) – NQ L.P., a Delaware limited partnership (“Blocker”). Specifically, the purpose of the Extension Amendment Proposal is to allow New Bridger more time to comply with Nasdaq Capital Market (“Nasdaq”) listing requirements, in accordance with the closing conditions set forth in the Merger Agreement. For more information about the Business Combination, see our Current Reports on Form 8-K filed with the SEC on August 4, 2022 and November 7, 2022 and our definitive proxy statement filed with the SEC on December 20, 2022 and mailed to JCIC shareholders on or about December 20, 2022 (the “Business Combination Proxy”). You are not being asked to vote on the Business Combination on the attached proxy. The Business Combination Proxy contains information regarding the Business Combination Meeting (as defined below) and the proposals being presented thereat.

The Memorandum and Articles of Association provide that JCIC has until January 26, 2023 to complete its initial Business Combination (the “Termination Date”). JCIC’s Board has determined that it is in the best interests of JCIC to prepare to seek an extension of the Termination Date and have JCIC’s shareholders approve the Extension Amendment Proposal to allow for a short period of additional time to consummate the Business Combination if needed. JCIC has scheduled an extraordinary general meeting of its shareholders to approve the Business Combination (referred to herein as the “Business Combination Meeting”) on January 24, 2023 at 10:00 a.m. Eastern Time, and, if the necessary votes to approve the Business Combination are obtained at the Business Combination Meeting and JCIC’s Board determines that the Business Combination will be able to be consummated on or prior to January 26, 2023, this extraordinary general meeting will be canceled. While JCIC is using its best efforts to complete the Business Combination on or before the Termination Date, it is in the best interests of JCIC’s shareholders that, if it is not, the Charter Extension be obtained so that JCIC will have a limited amount of additional time to consummate the Business Combination. Without the Charter Extension, there is risk that JCIC might not, despite its best efforts, be able to complete the Business Combination on or before the Termination Date. If that were to occur, JCIC would be precluded from completing the Business Combination and would be forced to liquidate even if JCIC’s shareholders are otherwise in favor of consummating the Business Combination.

JCIC Sponsor LLC (the “Sponsor”) has agreed that if the Extension Amendment Proposal is approved, it will contribute to the trust account (the “Trust Account”) established to hold a portion of the proceeds of the initial public offering (the “Initial Public Offering”) and the concurrent sale of the private placement warrants (the “Private Placement Warrants”), $200,000 in cash, which will be deposited on the day of the approval of the Extension Amendment Proposal (the “Contribution”).

The Sponsor will not make the Contribution unless the Extension Amendment Proposal is approved and the Termination Date is extended to the Charter Extension Date. The Contribution will not bear any interest.

JCIC reserves the right at any time to cancel the Shareholder Meeting and not to submit to its shareholders the Extension Amendment Proposal and implement the Charter Extension. In the event the Shareholder Meeting is cancelled, and the Business Combination is not consummated prior to January 26, 2023, JCIC will dissolve and liquidate in accordance with the Memorandum and Articles of Association.

As contemplated by the Memorandum and Articles of Association, the holders of JCIC’s Class A Ordinary Shares, issued as part of the units sold in JCIC’s initial public offering (the “Public Shares”) may elect to redeem all or a portion of their Public Shares in exchange for their pro rata portion of the funds held in the Trust Account, if the Charter Extension is implemented (the “Redemption”), regardless of how such public shareholders vote in regard to the Extension Amendment Proposal. If the Extension Amendment Proposal is

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approved by the requisite vote of shareholders, the holders of Public Shares remaining after the Redemption will retain their right to redeem their Public Shares for their pro rata portion of the funds available in the Trust Account if JCIC does not complete the Business Combination by the Charter Extension Date and, if the Business Combination Meeting has not already been completed, upon consummation of the Business Combination.

JCIC Sponsor LLC (the “Sponsor”) has agreed that if the Extension Amendment Proposal is approved, it will contribute to the trust account (the “Trust Account”) established to hold a portion of the proceeds of the initial public offering (the “Initial Public Offering”) and the concurrent sale of the private placement warrants (the “Private Placement Warrants”), $200,000 in cash, which will be deposited on the day of the approval of the Extension Amendment Proposal (the “Contribution”).

The Sponsor will not make the Contribution unless the Extension Amendment Proposal is approved and the Termination Date is extended to the Charter Extension Date. The Contribution will not bear any interest.

On January 11, 2023 the redemption price per share was approximately $10.15, based on the aggregate amount on deposit in the Trust Account of approximately $350,000,000 as of January 11, 2023 (including interest not previously released to JCIC to pay its taxes), divided by the total number of then outstanding Public Shares. The Redemption price per share will be calculated based on the aggregate amount on deposit in the Trust Account, including interest earned on the funds held in the Trust Account and not previously released to JCIC to pay its taxes two business days prior to the initially scheduled date of the Shareholder Meeting. The closing price of the Class A Ordinary Shares on the Nasdaq on January 13, 2023 was $10.20. Accordingly, if the market price of the Class A Ordinary Shares were to remain the same until the date of the Shareholder Meeting, exercising redemption rights would result in a public shareholder receiving approximately $0.05 less per share than if the shares were sold in the open market (based on the per share redemption price as of January 11, 2023). JCIC cannot assure shareholders that they will be able to sell their Class A Ordinary Shares in the open market, even if the market price per share is lower than the redemption price stated above, as there may not be sufficient liquidity in its securities when such shareholders wish to sell their shares. JCIC believes that such redemption right enables its public shareholders to determine whether to sustain their investments for an additional period if JCIC does not complete the Business Combination on or before the Termination Date.

If JCIC’s shareholders approve the Business Combination at the Business Combination Meeting and the other conditions to the Business Combination are then satisfied or will be satisfied or waived on or before the Termination Date, then JCIC intends to use its best efforts to complete the Business Combination on or before the Termination Date. JCIC will cancel the Shareholder Meeting and will not implement the Charter Extension if the Board determines that, on or before January 26, 2023, JCIC will be able to complete the Business Combination. JCIC intends to hold the Shareholder Meeting to approve the Charter Extension and file the proposed amendment to its Memorandum and Articles of Association only if it has determined as of the time of the Shareholder Meeting that it may not be able to complete the Business Combination on or before the Termination Date. If JCIC does not implement the Extension, it will not redeem any Public Shares submitted for redemption solely in connection with the Shareholder Meeting (but will redeem those shares and all other Public Shares submitted for redemption in connection with the Business Combination Meeting).

If the Extension Amendment Proposal is not approved, and the Business Combination is not completed on or before the Termination Date, JCIC will: (i) cease all operations except for the purpose of winding up; (ii) as promptly as reasonably possible but not more than ten business days thereafter, redeem the Public Shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest earned on the funds held in the Trust Account and not previously released to JCIC to pay its taxes, if any (less up to $100,000 of interest to pay dissolution expenses) divided by the number of the then-outstanding Public Shares, which redemption will completely extinguish public shareholders’ rights as shareholders (including the right to receive further liquidation distributions, if any); and (iii) as promptly as reasonably possible following such

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redemption, subject to the approval of JCIC’s remaining shareholders and the Board, liquidate and dissolve, subject in the case of clauses (ii) and (iii) to JCIC’s obligations under Cayman Islands law to provide for claims of creditors and the requirements of other applicable law. There will be no distribution from the Trust Account with respect to JCIC’s warrants, which will expire worthless in the event JCIC dissolves and liquidates the Trust Account.

Subject to the foregoing, the approval of the Extension Amendment Proposal requires a special resolution under Cayman Islands law, being the affirmative vote of at least a two-thirds (2/3) majority of the votes cast by the holders of Class A Ordinary Shares and Class B Ordinary Shares, voting as a single class, who are present in person or represented by proxy and entitled to vote thereon at the Shareholder Meeting.

At the Shareholder Meeting, holders of Class B Ordinary Shares will also be asked to vote on the election of current Class I director Heather Hartnett to serve on the Board of JCIC for a three-year term expiring at the third succeeding annual general meeting after her election, or until her successor has been elected and qualified. Approval of the Director Election Proposal requires an ordinary resolution under Cayman Islands law of the holders of Class B Ordinary Shares, being the affirmative vote of a majority of the votes cast by the holders of Class B Ordinary Shares, voting as a single class, who are present in person or represented by proxy and entitled to vote thereon at the Shareholder Meeting. You can find additional information about Ms. Hartnett under Proposal No. 2—The Director Election Proposal.

Approval of the Adjournment Proposal requires an ordinary resolution under Cayman Islands law, being the affirmative vote of a majority of the votes cast by the holders of the issued Ordinary Shares, voting as a single class, who are present in person or represented by proxy and entitled to vote thereon at the Shareholder Meeting. The Adjournment Proposal will only be put forth for a vote if there are not sufficient votes to approve the Extension Amendment Proposal at the Shareholder Meeting.

The Board has fixed the close of business on November 30, 2022 (the “Record Date”) as the date for determining JCIC’s shareholders entitled to receive notice of and vote at the Shareholder Meeting and any adjournment thereof. Only holders of record of Ordinary Shares on that date are entitled to have their votes counted at the Shareholder Meeting or any adjournment thereof.

JCIC believes that it is in the best interests of JCIC’s shareholders that JCIC obtain the Charter Extension if needed. After careful consideration of all relevant factors, the Board has determined that the Extension Amendment Proposal, the Director Election Proposal and the Adjournment Proposal are in the best interests of JCIC and its shareholders, has declared it advisable and recommends that you vote or give instruction to vote “FOR” the Extension Amendment proposal, the election of Ms. Harnett and “FOR” the Adjournment Proposal.

Your vote is very important. Whether or not you plan to attend the Shareholder Meeting, please vote as soon as possible by following the instructions in the accompanying proxy statement to make sure that your shares are represented and voted at the Shareholder Meeting. If you hold your shares in “street name” through a bank, broker or other nominee, you will need to follow the instructions provided to you by your bank, broker or other nominee to ensure that your shares are represented and voted at the Shareholder Meeting. The approval of the Extension Amendment Proposal requires a special resolution under Cayman Islands law, being the affirmative vote of a two- thirds (2/3) majority of the votes cast by the holders of the issued Ordinary Shares, voting as a single class, who are present in person or represented by proxy and entitled to vote thereon at the Shareholder Meeting. Approval of the Director Election Proposal requires an ordinary resolution under Cayman Islands law of the holders of Class B Ordinary Shares, being the affirmative vote of a majority of the votes cast by the holders of the issued Class B Ordinary Shares, voting as a single class, who are present in person or represented by proxy and entitled to vote thereon at the Shareholder Meeting. Approval of the Adjournment Proposal requires an ordinary resolution under Cayman Islands law, being the affirmative vote of a majority of the votes cast by the holders of the issued Ordinary Shares, voting as a single class, who are present in person or

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represented by proxy and entitled to vote thereon at the Shareholder Meeting. Accordingly, if you fail to vote in person or by proxy at the Shareholder Meeting, your shares will not be counted for the purposes of determining whether the Extension Amendment Proposal, the Director Election Proposal and the Adjournment Proposal are approved by the requisite majorities.

If you sign, date and return your proxy card without indicating how you wish to vote, your proxy will be voted FOR each of the proposals presented at the Shareholder Meeting. If you fail to return your proxy card or fail to instruct your bank, broker or other nominee how to vote, and do not attend the Shareholder Meeting in person, the effect will be that your shares will not be counted for purposes of determining whether a quorum is present at the Shareholder Meeting but will otherwise not have any effect on whether the proposals are approved. If you are a shareholder of record and you attend the Shareholder Meeting and wish to vote in person, you may withdraw your proxy and vote in person.

TO EXERCISE YOUR REDEMPTION RIGHTS, YOU MUST DEMAND IN WRITING THAT YOUR CLASS A ORDINARY SHARES ARE REDEEMED FOR A PRO RATA PORTION OF THE FUNDS HELD IN THE TRUST ACCOUNT AND TENDER YOUR SHARES TO JCIC’S TRANSFER AGENT AT LEAST TWO BUSINESS DAYS PRIOR TO THE INITIALLY SCHEDULED DATE OF THE SHAREHOLDER MEETING. IN ORDER TO EXERCISE YOUR REDEMPTION RIGHT, YOU NEED TO IDENTIFY YOURSELF AS A BENEFICIAL HOLDER AND PROVIDE YOUR LEGAL NAME, PHONE NUMBER AND ADDRESS IN YOUR WRITTEN DEMAND. YOU MAY TENDER YOUR SHARES BY EITHER DELIVERING YOUR SHARE CERTIFICATE TO THE TRANSFER AGENT OR BY DELIVERING YOUR SHARES ELECTRONICALLY USING THE DEPOSITORY TRUST COMPANY’S DWAC (DEPOSIT WITHDRAWAL AT CUSTODIAN) SYSTEM. IF YOU HOLD THE SHARES IN STREET NAME, YOU WILL NEED TO INSTRUCT THE ACCOUNT EXECUTIVE AT YOUR BANK OR BROKER TO WITHDRAW THE SHARES FROM YOUR ACCOUNT IN ORDER TO EXERCISE YOUR REDEMPTION RIGHTS. IF YOUR SHARES HAVE PREVIOUSLY BEEN VALIDLY TENDERED IN CONNECTION WITH THE BUSINESS COMBINATION MEETING AND YOU WOULD LIKE YOUR SHARES REDEEMED IN CONNECTION WITH THE EXTENSION IF IT IS APPROVED IN ADVANCE OF CONSUMMATION OF THE BUSINESS COMBINATION, YOU MUST DEMAND IN WRITING THAT YOUR CLASS A ORDINARY SHARES ARE REDEEMED FOR A PRO RATA PORTION OF THE FUNDS HELD IN THE TRUST ACCOUNT AT LEAST TWO BUSINESS DAYS PRIOR TO THE INITIALLY SCHEDULED DATE OF THE SHAREHOLDER MEETING.

Enclosed is the proxy statement containing detailed information about the Shareholder Meeting, the Extension Amendment Proposal, the Director Election Proposal and the Adjournment Proposal. Whether or not you plan to attend the Shareholder Meeting, JCIC urges you to read this material carefully and vote your shares.

By Order of the Board of Directors of Jack Creek Investment Corp.

Jeffrey E. Kelter
Chairman of the Board of Directors

Robert F. Savage
Chief Executive Officer

v

JACK CREEK INVESTMENT CORP.

386 Park Avenue South, 20th Floor

New York, NY 10016

NOTICE OF AN EXTRAORDINARY GENERAL MEETING

TO BE HELD ON JANUARY 24, 2023

To the Shareholders of Jack Creek Investment Corp.:

NOTICE IS HEREBY GIVEN that an extraordinary general meeting in lieu of an annual general meeting of the shareholders of Jack Creek Investment Corp., a Cayman Islands exempted company (“JCIC”), will be held on January 24, 2023, at 4:00 p.m., Eastern Time (the “Shareholder Meeting”), at the offices of Weil, Gotshal & Manges LLP located at 767 Fifth Avenue, New York, NY 10153, and via a virtual meeting, or at such other time, on such other date and at such other place to which the meeting may be postponed or adjourned (the “Shareholder Meeting”).

The Shareholder Meeting will be conducted via live webcast, but the physical location of the Shareholder Meeting will remain at the location specified above for the purposes of our amended and restated memorandum and articles of association (the “Memorandum and Articles of Association”). You will be able to attend the Shareholder Meeting online, vote and submit your questions during the Shareholder Meeting by visiting https://www.cstproxy.com/jackcreekinvestmentcorp/ext2023.

You are cordially invited to attend the Shareholder Meeting that will be held for the purpose of considering and voting on (i) an extension amendment proposal to amend, by way of special resolution, the Memorandum and Articles of Association to extend the date by which JCIC has to consummate a business combination (the “Charter Extension”) from January 26, 2023 (the “Termination Date”) to February 27, 2023 (the “Charter Extension Date”, and the proposal being the “Extension Amendment Proposal ”); (ii) the election of Class I director Heather Hartnett to serve on the board of directors (the “Board”) of JCIC for a three-year term expiring at the third succeeding annual general meeting after her election, or until her successor has been elected and qualified (the “Director Election Proposal”) and (iii) an adjournment proposal to adjourn the Shareholder Meeting to a later date or dates, if necessary, to permit further solicitation and vote of proxies if, based upon the tabulated vote at the time of the Shareholder Meeting, there are insufficient Ordinary Shares represented (either in person or by proxy) to constitute a quorum necessary to conduct business at the Shareholder Meeting or at the time of the Shareholder Meeting to approve the Extension Amendment Proposal (the “Adjournment Proposal”) (unless JCIC determines that it is not necessary to hold the Shareholder Meeting as described in the accompanying proxy statement), each as more fully described below in the accompanying proxy statement, which is dated January 17, 2023 and is first being mailed to shareholders on or about that date.

The full text of the proposals to be voted upon at the Shareholder Meeting is as follows:

1.	Proposal No. 1—The Extension Amendment Proposal—RESOLVED, as a special resolution that:

a)	the first sentence of Article 49.7 of the Memorandum and Articles of Association be deleted in its entirety and replaced with the following new first sentence of Article 49.7:

“In the event that the Company does not consummate a Business Combination by February 27, 2023, or such later time as the Members may approve in accordance with the Articles, the Company shall:”

b)	Article 49.8(a) of the Memorandum and Articles of Association be deleted in its entirety and replaced with the following new Article 49.8(a):

“to modify the substance or timing of the Company’s obligation to: (i) allow redemptions of the Public Shares in connection with a Business Combination or: (ii) redeem 100 per cent of the Public Shares if the Company has not completed a Business Combination by February 27, 2023, or such later time as the Members may approve in accordance with the Articles; and/or”

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c)	Article 49.10(b) of the Memorandum and Articles of Association be deleted in its entirety and replaced with the following new Article 49.10(b):

“vote as a class with the Public Shares: (i) on the Company’s initial Business Combination or on any other proposal presented to shareholders prior to or in connection with the completion of an initial Business Combination; or (ii) to approve an amendment to the Memorandum or the Articles to (x) extend the time we have to consummate a business combination beyond February 27, 2023 or (y) amend this Article 49.10.”

2.

Proposal No. 2 - Director Election Proposal – RESOLVED, as an ordinary resolution of the Class B Ordinary Shares, that Class I director Heather Hartnett be appointed to serve on the Board of JCIC for a three-year term expiring at the third succeeding annual general meeting after her election, or until her successor has been elected and qualified.

3.

Proposal No. 3—The Adjournment Proposal—RESOLVED, as an ordinary resolution, that the adjournment of the Shareholder Meeting to a later date or dates if necessary, to permit further solicitation and vote of proxies if, based upon the tabulated vote at the time of the Shareholder Meeting, there are insufficient Class A ordinary shares, par value $0.0001 per share and Class B ordinary shares, par value $0.0001 per share in the capital of JCIC represented (either in person or by proxy) to constitute a quorum necessary to conduct business at the Shareholder Meeting or to approve the Extension Amendment Proposal.

Each of the Extension Amendment Proposal, the Director Election Proposal and the Adjournment Proposal is more fully described in the accompanying proxy statement. Please take the time to read carefully each of the proposals in the accompanying proxy statement before you vote.

The purpose of the Extension Amendment Proposal is to allow JCIC additional time to complete the proposed transactions (the “Business Combination”) contemplated by the certain Agreement and Plan of Merger (the “Merger Agreement”), dated August 3, 2022, by and among JCIC, Bridger Aerospace Group Holdings, LLC, a Delaware corporation, (“Bridger”), Wildfire New PubCo, Inc., a Delaware corporation and direct, wholly-owned subsidiary of Bridger (“New Bridger”), Wildfire Merger Sub I, Inc., a Delaware corporation and direct, wholly owned subsidiary of New Bridger, Wildfire Merger Sub II, Inc., a Delaware corporation and direct, wholly owned subsidiary of New Bridger, Wildfire Merger Sub III, LLC, a Delaware limited liability company and direct, wholly-owned subsidiary of New Bridger, Wildfire GP Sub IV, LLC, a Delaware limited liability company and direct, wholly-owned subsidiary of New Bridger and BTOF (Grannus Feeder) – NQ L.P., a Delaware limited partnership (“Blocker”). Specifically, the purpose of the Extension Amendment Proposal is to allow New Bridger more time to comply with Nasdaq listing requirements, in accordance with the closing conditions set forth in the Merger Agreement. For more information about the Business Combination, see our Current Reports on Form 8-K filed with the SEC on August 4, 2022 and November 7, 2022 and our definitive proxy statement/prospectus filed with the SEC on December 20, 2022 and mailed to JCIC shareholders on or about December 20, 2022. You are not being asked to vote on the Business Combination on the attached proxy. The Business Combination Proxy contains information regarding the Business Combination Meeting (as defined below) and the proposals being presented thereat.

The Memorandum and Articles of Association provide that JCIC has until January 26, 2023 to complete its initial Business Combination (the “Termination Date”). JCIC’s board of directors (the “Board”) has determined that it is in the best interests of JCIC to prepare to seek an extension of the Termination Date and have JCIC’s shareholders approve the Extension Amendment Proposal to allow for a short period of additional time to consummate the Business Combination if needed. JCIC has scheduled an extraordinary general meeting of its shareholders to approve the Business Combination (referred to herein as the “Business Combination Meeting”) on January 24, 2023 at 10:00 a.m. Eastern Time, and, if the necessary votes to approve the Business Combination are obtained at the Business Combination Meeting and JCIC’s Board determines that the Business Combination will be able to be consummated on or prior to January 26, 2023, this extraordinary general meeting will be canceled. While JCIC is using its best efforts to complete the Business Combination on or before the Termination Date, it is in the best interests of JCIC’s shareholders that, if it is not, the Charter Extension be obtained so that JCIC will have a limited amount of additional time to consummate the Business Combination. Without the Charter Extension, there is risk that JCIC might not, despite its best efforts, be able to complete the Business Combination on or before the Termination Date. If that were to occur, JCIC would be precluded from completing the Business Combination and would be forced to liquidate even if JCIC’s shareholders are otherwise in favor of consummating the Business Combination.

JCIC Sponsor LLC (the “Sponsor”) has agreed that if the Extension Amendment Proposal is approved, it will contribute to the trust account (the “Trust Account”) established to hold a portion of the proceeds of the initial public offering (the “Initial Public Offering”) and the concurrent sale of the private placement warrants (the “Private Placement Warrants”), $200,000 in cash, which will be deposited on the day of the approval of the Extension Amendment Proposal (the “Contribution”).

The Sponsor will not make the Contribution unless the Extension Amendment Proposal is approved and the Termination Date is extended to the Charter Extension Date. The Contribution will not bear any interest.

JCIC reserves the right at any time to cancel the Shareholder Meeting (by means of adjourning the Shareholder Meeting sine die) and not to submit to its shareholders the Extension Amendment Proposal and implement the Charter Extension. In the event the Shareholder Meeting is cancelled and JCIC is unable to complete the Business Combination on or before the Termination Date, JCIC will dissolve and liquidate in accordance with the Memorandum and Articles of Association.

JCIC believes that it is in the best interests of JCIC’s shareholders that JCIC obtain the Charter Extension if needed. After careful consideration of all relevant factors, the Board has determined that the Extension Amendment Proposal, the Director Election Proposal and the Adjournment Proposal are in the best interests of JCIC and its shareholders, has declared it advisable and recommends that you vote or give instruction to vote “FOR” the Extension Amendment Proposal, the election of Ms. Harnett and “FOR” the Adjournment Proposal.

As contemplated by the Memorandum and Articles of Association, the holders of JCIC’s Class A ordinary shares, par value $0.0001 per share (the “Class A Ordinary Shares”), issued as part of the units sold in JCIC’s initial public offering (the “Public Shares”) may elect to redeem all or a portion of their Public Shares in exchange for their pro rata portion of the funds held in a trust account (the “Trust Account”) established to hold a portion of the proceeds of the initial public offering (the “Initial Public Offering”) and the concurrent sale of the private placement warrants (the “Private Placement Warrants”), if the Charter Extension is implemented (the “Redemption”), regardless of how such public shareholders vote in regard to the Extension Amendment Proposal. If the Extension Amendment Proposal is approved by the requisite vote of shareholders, holders of Public Shares remaining after the Redemption will retain their right to redeem their Public Shares for their pro rata portion of the funds available in the Trust Account if JCIC does not complete the Business Combination by the Charter Extension Date and, if the Business Combination Meeting has not already been completed, upon consummation of the Business Combination.

On January 11, 2023, the redemption price per share was approximately $10.15, based on the aggregate amount on deposit in the Trust Account of approximately $350,000,000 as of the January 11, 2023 (including interest not previously released to JCIC to pay its taxes), divided by the total number of then outstanding Public Shares. The Redemption price per share will be calculated based on the aggregate amount on deposit in the Trust Account, including interest earned on the funds held in the Trust Account and not previously released to JCIC to pay its taxes two business days prior to the initially scheduled date of the Shareholder Meeting. The closing price of the Class A Ordinary Shares on the Nasdaq Capital Market (“Nasdaq”) on January 13, 2023 was $10.20. Accordingly, if the market price of the Class A Ordinary Shares were to remain the same until the date of the Shareholder Meeting, exercising redemption rights would result in a public shareholder receiving approximately $0.05 less per share than if the shares were sold in the open market (based on the per share redemption price as of January 11, 2023). JCIC cannot assure shareholders that they will be able to sell their Class A Ordinary Shares in the open market, even if the market price per share is lower than the redemption price stated above, as there may not be sufficient liquidity in its securities when such shareholders wish to sell their shares. JCIC believes that such redemption right enables its public shareholders to determine whether or not to sustain their investments for an additional period if JCIC does not complete the Business Combination on or before the Termination Date.

If JCIC’s shareholders approve the Business Combination at the Business Combination Meeting and the other conditions to the Business Combination are then satisfied or will be satisfied or waived on or before the Termination Date, then JCIC intends to use its best efforts to complete the Business Combination on or before the Termination Date. JCIC will cancel the Shareholder Meeting and will not implement the Charter Extension if the Board determines that, on or before January 26, 2023, JCIC will be able to complete the Business Combination. JCIC intends to hold the Shareholder Meeting to approve the Charter Extension and file the proposed amendment to its Memorandum and Articles of Association only if it has determined as of the time of the Shareholder Meeting that it may not be able to complete the Business Combination on or before the Termination Date. If JCIC does not implement the Extension, it will not redeem any public shares submitted for redemption solely in connection with the Shareholder Meeting (but will redeem those shares and all other public shares submitted for redemption in connection with the Business Combination Meeting).

Approval of the Extension Amendment Proposal is a condition to the implementation of the Charter Extension. In addition, JCIC will not proceed with the Charter Extension if JCIC will not have at least $5,000,001 of net tangible assets following approval of the Extension Amendment Proposal, after taking into account the Redemption. JCIC cannot predict the amount that will remain in the Trust Account following the Redemption if the Extension Amendment Proposal is approved, and the amount remaining in the Trust Account may be only a small fraction of the approximately $350,000,000 that was in the Trust Account as of January 11, 2023 (including interest not previously released to JCIC to pay its taxes).

If the Extension Amendment Proposal is not approved or the Charter Extension is not implemented, and the Business Combination is not completed on or before the Termination Date, JCIC will: (i) cease all operations except for the purpose of winding up; (ii) as promptly as reasonably possible but not more than ten business days thereafter, redeem the Public Shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest earned on the funds held in the Trust Account and not previously released to JCIC to pay its taxes, if any (less up to $100,000 of interest to pay dissolution expenses) divided by the number of the then-outstanding Public Shares, which redemption will completely extinguish public shareholders’ rights as shareholders (including the right to receive further liquidation distributions, if any); and (iii) as promptly as reasonably possible following such redemption, subject to the approval of JCIC’s remaining shareholders and the Board, liquidate and dissolve, subject in the case of clauses (ii) and (iii) to JCIC’s obligations under Cayman Islands law to provide for claims of creditors and the requirements of other applicable law.

In the event of a liquidation, the Sponsor and the other initial shareholders of JCIC will not receive any monies held in the Trust Account as a result of their ownership of 8,625,000 Class B Ordinary Shares which were issued to the Sponsor prior to the Initial Public Offering, and 9,400,000 private placement warrants, which were purchased by the Sponsor in a private placement which occurred simultaneously with the completion of the Initial Public Offering. As a consequence, a liquidating distribution will be made only with respect to the Public Shares.

TO EXERCISE YOUR REDEMPTION RIGHTS, YOU MUST DEMAND IN WRITING THAT YOUR CLASS A ORDINARY SHARES ARE REDEEMED FOR A PRO RATA PORTION OF THE FUNDS HELD IN THE TRUST ACCOUNT AND TENDER YOUR SHARES TO JCIC’S TRANSFER AGENT AT LEAST TWO BUSINESS DAYS PRIOR TO THE INITIALLY SCHEDULED DATE OF THE SHAREHOLDER MEETING. IN ORDER TO EXERCISE YOUR REDEMPTION RIGHT, YOU NEED TO IDENTIFY YOURSELF AS A BENEFICIAL HOLDER AND PROVIDE YOUR LEGAL NAME, PHONE NUMBER AND ADDRESS IN YOUR WRITTEN DEMAND. YOU MAY TENDER YOUR SHARES BY EITHER DELIVERING YOUR SHARE CERTIFICATE TO THE TRANSFER AGENT OR BY DELIVERING YOUR SHARES ELECTRONICALLY USING THE DEPOSITORY TRUST COMPANY’S DWAC (DEPOSIT WITHDRAWAL AT CUSTODIAN) SYSTEM. IF YOU HOLD THE SHARES IN STREET NAME, YOU WILL NEED TO INSTRUCT THE ACCOUNT EXECUTIVE AT YOUR BANK OR BROKER TO

WITHDRAW THE SHARES FROM YOUR ACCOUNT IN ORDER TO EXERCISE YOUR REDEMPTION RIGHTS. IF YOUR SHARES HAVE PREVIOUSLY BEEN VALIDLY TENDERED IN CONNECTION WITH THE BUSINESS COMBINATION MEETING AND YOU WOULD LIKE YOUR SHARES REDEEMED IN CONNECTION WITH THE EXTENSION IF IT IS APPROVED IN ADVANCE OF CONSUMMATION OF

THE BUSINESS COMBINATION, YOU MUST DEMAND IN WRITING THAT YOUR CLASS A ORDINARY SHARES ARE REDEEMED FOR A PRO RATA PORTION OF THE FUNDS HELD IN THE TRUST ACCOUNT AT LEAST TWO BUSINESS DAYS PRIOR TO THE INITIALLY SCHEDULED DATE OF THE SHAREHOLDER MEETING.

With respect to the regulation of special purpose acquisition companies (“SPACs”) like JCIC, on March 30, 2022, the Securities and Exchange Commission (“SEC”) issued proposed rules relating to, among other items, the extent to which SPACs could become subject to regulation under the Investment Company Act of 1940, as amended. The proposal is consistent with less formal positions recently taken by the staff of the SEC. To mitigate the risk of being viewed as operating an unregistered investment company, JCIC has converted all funds in the Trust Account to cash and intends to keep them in cash until the earlier of consummation of the Business Combination and liquidation of JCIC. Accordingly, the funds in the Trust Account will cease to be invested and such funds are not expected to otherwise earn interest. This means that the amount available for redemption will not increase in the future, and those shareholders who elect not to redeem their Public Shares in connection with the Charter Extension will receive no more than the same amount, without additional interest, if they redeem their Public Shares in connection with the Business Combination or if JCIC is liquidated in the future, in each case as compared with the per share amount they would receive if they had redeemed in connection with the Charter Extension. See “Risk Factors—If we are deemed to be an investment company for purposes of the Investment Company Act, we may be forced to abandon our efforts to complete an initial business combination and instead be required to liquidate. Continental Stock Transfer & Trust Company has liquidated the securities held in the Trust Account and is holding all funds in the Trust Account in cash. As a result, we will likely not receive interest on the funds held in the Trust Account, which may reduce the dollar amount that our public shareholders would receive upon any redemption or our liquidation.”

Subject to the foregoing, the approval of the Extension Amendment Proposal requires a special resolution under Cayman Islands law, being the affirmative vote of at least a two-thirds (2/3) majority of the votes cast by the holders of Class A Ordinary Shares and Class B ordinary shares, par value $0.0001 per share (the “Class B Ordinary Shares” and together with the Class A Ordinary Shares, the “Ordinary Shares”), voting as a single class, who are present in person or represented by proxy and entitled to vote thereon at the Shareholder Meeting.

At the Shareholder Meeting, holders of Class B Ordinary Shares will also be asked to vote on the election of current Class I director Heather Hartnett to serve on the Board of JCIC for a three-year term expiring at the third succeeding annual general meeting after her election, or until her successor has been elected and qualified. Pursuant to our amended and restated memorandum and articles of association, approval of the Director Election Proposal requires an ordinary resolution under Cayman Islands law of the holders of Class B Ordinary Shares, being the affirmative vote of a majority of the votes cast by the holders of the issued Class B Ordinary Shares, voting as a single class, who are present in person or represented by proxy and entitled to vote thereon at the Shareholder Meeting. You can find additional information about Ms. Hartnett under Proposal No. 2—The Director Election Proposal.

Approval of the Adjournment Proposal requires an ordinary resolution under Cayman Islands law, being the affirmative vote of a majority of the votes cast by the holders of the issued Ordinary Shares, voting as a single class, who are present in person or represented by proxy and entitled to vote thereon at the Shareholder Meeting. The Adjournment Proposal will only be put forth for a vote if there are not sufficient votes to approve the Extension Amendment Proposal at the Shareholder Meeting.

Record holders of Ordinary Shares at the close of business on November 30, 2022 (the “Record Date”) are entitled to vote or have their votes cast at the Shareholder Meeting. On the Record Date, there were 34,500,000

v

issued and outstanding Class A Ordinary Shares and 8,625,000 issued and outstanding Class B Ordinary Shares. JCIC’s warrants do not have voting rights.

Our sponsor and JCIC’s officers, directors and initial shareholders have informed us of their intent to vote all of their Ordinary Shares in favor of the proposals being presented at the Shareholder Meeting, as applicable. Such shares will be excluded from the pro rata calculation used to determine the per-share redemption price. As of the date of the accompanying proxy statement, JCIC’s officers, directors and initial shareholders hold 8,625,000 of the issued and outstanding Ordinary Shares and have not purchased any Public Shares, but may do so at any time. As a result, in addition to JCIC’s officers, directors and initial shareholders, (i) approval of the Extension Amendment Proposal will require the affirmative vote of at least 20,125,000 Ordinary Shares held by public shareholders (or approximately 58.3% of the Class A Ordinary Shares) if all Ordinary Shares are represented at the Shareholder Meeting and cast votes, and the affirmative vote of at least 5,750,001 Ordinary Shares held by public shareholders (or approximately 16.7% of the Class A Ordinary Shares) if only such shares as are required to establish a quorum are represented at the Shareholder Meeting and cast votes; and (ii) approval of the Adjournment Proposal will require the affirmative vote of at least 12,937,501 Ordinary Shares held by public shareholders (or approximately 37.5% of the Class A Ordinary Shares) if all Ordinary Shares are represented at the Shareholder Meeting and cast votes, and the affirmative vote of at least 2,156,252 Ordinary Shares held by public shareholders (or approximately 6.3% of the Class A Ordinary Shares) if only such shares as are required to establish a quorum are represented at the Shareholder Meeting and cast votes.

The accompanying proxy statement contains important information about the Shareholder Meeting, the Extension Amendment Proposal, the Director Election Proposal and the Adjournment Proposal. Whether or not you plan to attend the Shareholder Meeting, JCIC urges you to read this material carefully and vote your shares.

The accompanying proxy statement is dated January 17, 2023 and is first being mailed to shareholders on or about that date.

By Order of the Board of Directors of Jack Creek Investment Corp.

/s/ Jeffrey E. Kelter
Jeffrey E. Kelter
Chairman of the Board of Directors

/s/ Robert F. Savage
Robert F. Savage
Chief Executive Officer

i

CAUTIONARY NOTE REGARDING FORWARD-LOOKING STATEMENTS

Some of the statements contained in this proxy statement constitute forward-looking statements within the meaning of the federal securities laws. Forward-looking statements relate to expectations, beliefs, projections, future plans and strategies, anticipated events or trends and similar expressions concerning matters that are not historical facts. Forward-looking statements reflect the current views of Jack Creek Investment Corp. (“JCIC”) with respect to, among other things, JCIC’s pending business combination with Bridger and JCIC’s capital resources and results of operations. Likewise, JCIC’s financial statements and all of JCIC’s statements regarding market conditions and results of operations are forward-looking statements. In some cases, you can identify these forward-looking statements by the use of terminology such as “outlook,” “believes,” “expects,” “potential,” “continues,” “may,” “will,” “should,” “could,” “seeks,” “approximately,” “predicts,” “intends,” “plans,” “estimates,” “anticipates” or the negative version of these words or other comparable words or phrases.

The forward-looking statements contained in this proxy statement reflect JCIC’s current views about future events and are subject to numerous known and unknown risks, uncertainties, assumptions and changes in circumstances that may cause its actual results to differ significantly from those expressed in any forward-looking statement. JCIC does not guarantee that the transactions and events described will happen as described (or that they will happen at all). The following factors, among others, could cause actual results and future events to differ materially from those set forth or contemplated in the forward-looking statements:

•	JCIC’s ability to complete the Business Combination;

•	the anticipated benefits of the Business Combination;

•	the volatility of the market price and liquidity of the Class A Ordinary Shares (as defined below) and other securities of JCIC;

•	the use of funds not held in the Trust Account (as described herein) or available to JCIC from interest income on the Trust Account balance; and

•	the competitive environment in which Bridger will operate following the Business Combination.

While forward-looking statements reflect JCIC’s good faith beliefs, they are not guarantees of future performance. JCIC disclaims any obligation to publicly update or revise any forward-looking statement to reflect changes in underlying assumptions or factors, new information, data or methods, future events or other changes after the date of this proxy statement, except as required by applicable law. For a further discussion of these and other factors that could cause JCIC’s future results, performance or transactions to differ significantly from those expressed in any forward-looking statement, please see the section entitled “Risk Factors” in JCIC’s Annual Report on Form 10-K for the year ended December 31, 2021, as filed with the Securities and Exchange Commission (the “SEC”) on March 21, 2022, JCIC’s Quarterly Report on Form 10-Q for the quarter ended September 30, 2022, as filed with the SEC on November 4, 2022 and in other reports JCIC files with the SEC. Risks regarding the Business Combination are also discussed in our definitive proxy statement filed with the SEC on December 20, 2022 and mailed JCIC’s shareholders on or about December 20, 2022. You should not place undue reliance on any forward-looking statements, which are based only on information currently available to JCIC (or to third parties making the forward-looking statements).

RISK FACTORS

In addition to the below risk factors, you should consider carefully all of the risks described in our Annual Report on Form 10-K filed with the SEC on March 21, 2022, our Quarterly Report on Form 10-Q filed with the SEC on November 4, 2022, and any subsequent Quarterly Report on Form 10-Q filed with the SEC and in the other reports we file with the SEC before making a decision to invest in our securities. The risks and uncertainties described in the aforementioned filings and below are not the only ones we face. Additional risks and uncertainties that we are unaware of, or that we currently believe are not material, may also become important factors that adversely affect our business, financial condition and operating results or result in our liquidation.

There are no assurances that the Extension will enable us to complete the Business Combination.

Approving the Extension involves a number of risks. Even if the Charter Extension (as defined below) is approved, we can provide no assurances that the Business Combination will be consummated prior to the Charter Extension Date (as defined below). Our ability to consummate the Business Combination is dependent on a variety of factors, many of which are beyond our control. If the Charter Extension is approved, we expect to seek shareholder approval of the Business Combination prior to the Charter Extension Date. We are required to offer shareholders the opportunity to redeem their Public Shares (as defined below) in connection with the Extension Amendment Proposal. Even if the Charter Extension is approved by our shareholders, it is possible that Redemptions (as defined below) will leave us with insufficient cash to consummate the Business Combination on commercially acceptable terms, or at all. The fact that we will have separate redemption periods in connection with the Charter Extension and the Business Combination vote could exacerbate these risks. Other than in connection with a redemption offer or liquidation, our shareholders may be unable to recover their investment except through sales of our shares on the open market. The price of our shares may be volatile, and there can be no assurance that shareholders will be able to dispose of our shares at favorable prices, or at all.

The SEC has recently issued proposed rules to regulate special purpose acquisition companies. Certain of the procedures that we, a potential business combination target, or others may determine to undertake in connection with such proposals may increase our costs and the time needed to complete the Business Combination and may constrain the circumstances under which we could complete the Business Combination.

On March 30, 2022, the SEC issued proposed rules (the “SPAC Proposed Rules”) that would, among other items, impose additional disclosure requirements in initial public offerings by special purpose acquisition companies (“SPACs”) and business combination transactions involving SPACs and private operating companies; amend the financial statement requirements applicable to business combination transactions involving such companies; update and expand guidance regarding the general use of projections in SEC filings, as well as when projections are disclosed in connection with proposed business combination transactions; increase the potential liability of certain participants in proposed business combination transactions; and impact the extent to which SPACs could become subject to regulation under the Investment Company Act of 1940, as amended (the “Investment Company Act”). These rules, if adopted, whether in the form proposed or in revised form, may materially adversely affect our business, including our ability to negotiate and complete our initial business combination and may increase the costs and time related thereto.

If we are deemed to be an investment company for purposes of the Investment Company Act, we may be forced to abandon our efforts to complete an initial business combination and instead be required to liquidate. Continental Stock Transfer & Trust Company has liquidated the securities held in the Trust Account and is holding all funds in the Trust Account in cash. As a result, we will likely not receive interest on the funds held in the Trust Account, which may reduce the dollar amount that our public shareholders would receive upon any redemption or our liquidation.

As indicated above, JCIC completed its Initial Public Offering on January 26, 2021 and has operated as a blank check company searching for a target business with which to consummate an initial business combination since such time. The SPAC Proposed Rules relate, among other matters, to the circumstances in which SPACs such as us could potentially be subject to the Investment Company Act. The SPAC Proposed Rules would provide a safe harbor for such companies from the definition of “investment company” under Section 3(a)(1)(A) of the Investment Company Act, provided that a SPAC satisfies certain criteria. To comply with the duration limitation of the proposed safe harbor, a SPAC would have a limited time period to announce and complete a de-SPAC transaction. Specifically, to comply with the safe harbor, the SPAC Proposed Rules would require a company to file a report on Form 8-K announcing that it has entered into an agreement with a target company for an initial business combination no later than 18 months after the effective date of the registration statement for its initial public offering. The company would then be required to complete its initial business combination no later than 24 months after the effective date of the Initial Public Offering registration statement. We understand that the SEC has recently been taking informal positions regarding the Investment Company Act consistent with the SPAC Proposed Rules.

There is currently uncertainty concerning the applicability of the Investment Company Act to a SPAC, including a company like ours, that does not complete its initial business combination within the proposed time frame set forth in the proposed safe harbor rule. As a result, it is possible that a claim could be made that we have been operating as an unregistered investment company. If we were deemed to be an investment company for purposes of the Investment Company Act, we might be forced to abandon our efforts to complete an initial business combination and instead be required to liquidate. If we are required to liquidate, our investors would not be able to realize the benefits of owning shares in a successor operating business, including the potential appreciation in the value of our shares and warrants or rights following such a transaction, and our warrants would expire worthless.

The funds in the Trust Account have, from our Initial Public Offering until January 10, 2023, been held only in U.S. government treasury obligations with a maturity of 185 days or less or in money market funds investing solely in U.S. government treasury obligations and meeting certain conditions under Rule 2a-7 under the Investment Company Act. To mitigate the risk of us being deemed to have been operating as an unregistered investment company (including under the subjective test of Section 3(a)(1)(A) of the Investment Company Act of 1940, as amended), we instructed Continental Stock Transfer & Trust Company, the trustee with respect to the Trust Account, to liquidate the U.S. government treasury obligations or money market funds held in the Trust Account on January 10, 2023 and thereafter to hold all funds in the Trust Account in cash (i.e., in one or more bank accounts) until the earlier of consummation of the Business Combination or liquidation. This means that the amount available for redemption will not increase in the future, and those shareholders who elect not to redeem their Public Shares in connection with the Charter Amendment will receive no more than the same amount, without additional interest, if they redeem their public shares in connection with the Business Combination or if JCIC is liquidated in the future, in each case as compared with the per share amount they would receive if they had redeemed their Public Shares in connection with the Extension Amendment Proposal.

The Committee on Foreign Investment in the United States (“CFIUS”) or other regulatory agencies may modify, delay or prevent the Business Combination.

CFIUS or other regulatory agencies may modify, delay or prevent the Business Combination. CFIUS has authority to review certain direct or indirect foreign investments in U.S. companies. Among other things, CFIUS is empowered to require certain foreign investors to make mandatory filings in some circumstances, to charge filing fees when applicable and to self-initiate national security reviews of certain direct or indirect foreign investments in U.S. companies if the parties to that investment choose not to file voluntarily. If CFIUS determines an investment to pose a threat to national security, CFIUS has the power to place restrictions on the investment or to recommend that the President of the United States order the transaction blocked or unwound. Whether CFIUS has jurisdiction to review an acquisition or investment transaction depends on, among other factors, the nature and structure of the transaction, including the level of foreign beneficial ownership interest and the nature of any information or governance rights involved. For example, investments that result in “control” of a U.S. business by a foreign person always are subject to CFIUS jurisdiction. CFIUS also has jurisdiction to review investments that do not result in control of a U.S. business by a foreign person but afford certain foreign investors certain information or governance rights in a U.S. business that has a nexus to “critical technologies,” “critical infrastructure” and/or “sensitive personal data.”

Our Sponsor has its principal place of business in the United States and is owned and controlled by U.S. persons. No non-U.S. entities have governance rights in JCIC other than those to which any holders of JCIC’s Class A Ordinary Shares are entitled. Furthermore, JCIC currently is incorporated in the Cayman Islands. While we cannot definitively predict whether JCIC or our Sponsor may be deemed to be a “foreign person” at the time of the Business Combination, JCIC does not believe that any of the facts or relationships with respect to the Business Combination would subject the Business Combination to regulatory review by any U.S. government entity or authority, including CFIUS, nor that the Business Combination ultimately would be prohibited should any such review take place.

In the event that CFIUS does assert jurisdiction over the Business Combination, CFIUS may decide to modify or delay the Business Combination, impose conditions with respect to the Business Combination, request the President of the United States to prohibit the Business Combination or order JCIC to divest all or a portion of the U.S. target business of the Business Combination that JCIC acquired without first obtaining CFIUS approval or prohibit the Business Combination entirely. Moreover, the process of government review, whether by CFIUS or otherwise, could be lengthy, and JCIC has only a limited time to complete its initial business combination. If JCIC is unable to consummate the Business Combination or any other business combination within the applicable time period required under its Amended and Restated Memorandum and Articles of Association, JCIC would be required to wind up, redeem and liquidate. In such event, JCIC’s shareholders would miss the opportunity to benefit from an investment in a target company and the appreciation in value of such investment through a business combination with JCIC. Additionally, there would be no redemption rights or liquidating distributions with respect to JCIC’s warrants, which would expire worthless in the event of JCIC’s winding up.

QUESTIONS AND ANSWERS ABOUT THE SHAREHOLDER MEETING

The questions and answers below highlight only selected information from this proxy statement and only briefly address some commonly asked questions about the Shareholder Meeting (as defined below) and the proposals to be presented at the Shareholder Meeting. The following questions and answers do not include all the information that is important to JCIC shareholders. Shareholders are urged to read carefully this entire proxy statement, including the other documents referred to herein, to fully understand the proposal to be presented at the Shareholder Meeting and the voting procedures for the Shareholder Meeting, which will be held on January 24, 2023, at 4:00 p.m., Eastern Time. The Shareholder Meeting will be held at the offices of Weil, Gotshal & Manges LLP located at 767 Fifth Avenue, New York, NY 10153, and via a virtual meeting, or at such other time, on such other date and at such other place to which the meeting may be postponed or adjourned (the “Shareholder Meeting”). You can participate in the meeting, vote, and submit questions via live webcast by visiting https://www.cstproxy.com/jackcreekinvestmentcorp/ext2023.

Q:	Why am I receiving this proxy statement?

JCIC is a blank check company incorporated as a Cayman Islands exempted company on August 18, 2020. JCIC was incorporated for the purpose of effecting a merger, share exchange, asset acquisition, share purchase, reorganization or other similar business combination with one or more businesses or entities.

On January 26, 2021, JCIC consummated its initial public offering (the “Initial Public Offering”) of 34,500,000 units (the “Units”), including the issuance of 4,500,000 JCIC Units as a result of the underwriters’ exercise of their over-allotment option. Each JCIC Unit consists of one JCIC Class A Ordinary Share, and one-half of one redeemable warrant of JCIC, each whole warrant entitling the holder thereof to purchase one JCIC Class A Ordinary Share at an exercise price of $11.50 per share. The JCIC Units were sold at a price of $10.00 per unit, generating gross proceeds to JCIC of $345,000,000 that were placed in a trust account established at the consummation of the Initial Public Offering that holds the proceeds of the Initial Public Offering (the “Trust Account”). Substantially concurrently with the consummation of the Initial Public Offering, JCIC completed the private sale (the “Private Placement”) of 9,400,000 warrants (the “Private Placement Warrants”) at a purchase price of $1.00 per Private Placement Warrant, to JCIC Sponsor LLC (the “Sponsor”), generating gross proceeds to JCIC of $9,400,000.

Like most blank check companies, JCIC’s amended and restated memorandum and articles of association (the “Memorandum and Articles of Association”) provide for the return of the Initial Public Offering proceeds held in trust to the holders of Class A ordinary shares, par value $0.0001 per share (the “Class A Ordinary Shares” or the “Public Shares”) sold in the Initial Public Offering if there is no qualifying business combination(s) consummated on or before January 26, 2023 (the “Termination Date”).

Without the Charter Extension, JCIC believes that JCIC might not, despite its best efforts, be able to complete an initial business combination (a “Business Combination”) on or before January 26, 2023. JCIC believes that it is in the best interests of JCIC’s shareholders to continue JCIC’s existence until February 27, 2023 if necessary in order to allow JCIC additional time to complete the Business Combination and is therefore holding this Shareholder Meeting.

At the Shareholder Meeting, you will also be asked to vote on the election of Class I director Heather Hartnett to serve on the Board of JCIC for a three-year term expiring at the third succeeding annual general meeting after her election, or until her successor has been elected and qualified.

Q:	When and where will the Shareholder Meeting be held?

The Shareholder Meeting will be held on January 24, 2023, at 4:00 p.m., Eastern Time, at the offices of Weil, Gotshal & Manges LLP located at 767 Fifth Avenue, New York, NY 10153, and via a virtual meeting, or at such other time, on such other date and at such other place to which the meeting may be postponed or adjourned.

Shareholders may attend the Shareholder Meeting in person. However in view of the ongoing COVID-19 pandemic, we are taking precautionary measures and therefore encourage you to attend the Shareholder Meeting virtually. You can participate in the meeting, vote, and submit questions via live webcast by visiting https://www.cstproxy.com/jackcreekinvestmentcorp/ext2023.

Q:	How do I vote?

A:

The extraordinary general meeting will be held at 4:00 p.m. Eastern Time, on January 24, 2023, at the offices of Weil, Gotshal & Manges LLP, located at 767 Fifth Avenue, New York, NY 10153 and via live webcast at https://www.cstproxy.com/jackcreekinvestmentcorp/ext2023, where you will be able to listen to the meeting live and vote during the meeting. If you are a holder of record of JCIC Ordinary Shares on the record date for the extraordinary general meeting, you may vote at the extraordinary general meeting in person, via the virtual meeting platform or by submitting a proxy for the extraordinary general meeting, in any of the following ways, if available:

Vote by Mail: by signing, dating and returning the enclosed proxy card in the accompanying prepaid reply envelope. By signing the proxy card and returning it in the enclosed prepaid envelope to the specified address, you are authorizing the individuals named on the proxy card to vote your shares at the extraordinary general meeting in the manner you indicate. We encourage you to sign and return the proxy card even if you plan to attend the extraordinary general meeting so that your shares will be voted if you are unable to attend the extraordinary general meeting. If you receive more than one proxy card, it is an indication that your shares are held in multiple accounts. Please sign and return all proxy cards to ensure that all of your shares are voted. If you hold your shares in “street name” through a bank, broker or other nominee, you will need to follow the instructions provided to you by your bank, broker or other nominee to ensure that your shares are represented and voted at the extraordinary general meeting. If you sign and return the proxy card but do not give instructions on how to vote your shares, your JCIC Ordinary Shares will be voted as recommended by the JCIC Board.

Vote by Internet: visit https://www.cstproxy.com/jackcreekinvestmentcorp/ext2023, 24 hours a day, seven days a week, until 11:59 p.m., Eastern Time on January 23, 2023 (have your proxy card in hand when you visit the website);

Vote by Phone: by calling toll-free (within the U.S. or Canada) 1 800-450-7155 (have your proxy card in hand when you call); or

Vote at the extraordinary general meeting: you can attend the extraordinary general meeting in person or via the virtual meeting platform and vote during the meeting by following the instructions on your proxy card. You can access the extraordinary general meeting by visiting the website https://www.cstproxy.com/jackcreekinvestmentcorp/ext2023. You will need your control number for access. Instructions on how to virtually attend and participate at the extraordinary general meeting are available at https://www.cstproxy.com/jackcreekinvestmentcorp/ext2023.

If you hold your shares in “street name,” which means your shares are held of record by a broker, bank or nominee, you should contact your broker, bank or nominee to ensure that votes related to the shares you beneficially own are properly counted. In this regard, you must provide the broker, bank or nominee with instructions on how to vote your shares or, if you wish to attend the extraordinary general meeting and vote in person, obtain a valid proxy from your broker, bank or nominee. In most cases you may vote by telephone or over the Internet as instructed.

Q:	How do I attend the virtual Shareholder Meeting?

A:

If you are a registered shareholder, you will receive a proxy card from Continental Stock Transfer & Trust Company (“Continental,” or the “Transfer Agent”). The form contains instructions on how to attend the virtual Shareholder Meeting including the URL address, along with your control number. You will need your control number for access. If you do not have your control number, contact the Transfer Agent at 917-262-2373, or email proxy@continentalstock.com.

You can pre-register to attend the virtual Shareholder Meeting starting January 19, 2023 at 4:00 p.m., Eastern Time (three business days prior to the meeting date). Enter the URL address into your browser (https://www.cstproxy.com/jackcreekinvestmentcorp/ext2023), enter your control number, name and email address. Once you pre-register you can vote or enter questions in the chat box. At the start of the Shareholder Meeting you will need to log in again using your control number and will also be prompted to enter your control number if you vote during the Shareholder Meeting.

Shareholders who hold their investments through a bank or broker, will need to contact the Transfer Agent to receive a control number. If you plan to vote at the Shareholder Meeting you will need to have a legal proxy from your bank or broker or if you would like to join and not vote, the Transfer Agent will issue you a guest control number with proof of ownership. In either case you must contact the Transfer Agent for specific instructions on how to receive the control number. The Transfer Agent can be contacted at the number or email address above. Please allow up to 72 hours prior to the meeting for processing your control number.

If you do not have access to Internet, you can listen only to the meeting by dialing 1 800-450-7155 (or +1 857-999-9155 if you are located outside the United States and Canada (standard rates apply) and when prompted enter the pin number 9015732#. Please note that you will not be able to vote or ask questions at the Shareholder Meeting if you choose to participate telephonically.

Q:	What are the specific proposals on which I am being asked to vote at the Shareholder Meeting? A: JCIC shareholders are being asked to consider and vote on the following proposals:

1.

Proposal No. 1—Extension Amendment Proposal - To amend, by way of special resolution, the Memorandum and Articles of Association to extend the date by which JCIC has to consummate a Business Combination (the “Charter Extension ”) from January 26, 2023 to February 27, 2023 (the “Charter Extension Date”, and the proposal being the “Extension Amendment Proposal”);

2.

Proposal No. 2—Director Election Proposal—To elect, by way of ordinary resolution of the Class B Ordinary Shares, Class I director Heather Hartnett to serve on the Board of JCIC for a three-year term expiring at the third succeeding annual general meeting after her election, or until her successor has been elected and qualified (the “Director Election Proposal”); and

3.

Proposal No. 3—Adjournment Proposal – To adjourn the Shareholder Meeting to a later date or dates, if necessary, to permit further solicitation and vote of proxies if, based upon the tabulated vote at the time of the Shareholder Meeting, there are insufficient Ordinary Shares represented (either in person or by proxy) to constitute a quorum necessary to conduct business at the Shareholder Meeting or at the time of the Shareholder Meeting to approve the Extension Amendment Proposal (the “Adjournment Proposal”).

Holders of Class A Ordinary Shares may vote with respect to the Extension Proposal and Adjournment Proposal, and Holders of Class B Ordinary Shares may vote with respect to all of the proposals.

For more information, please see “Proposal No. 1—The Extension Amendment Proposal”, Proposal No. 2 – The Director Election Proposal” and “Proposal No. 3—The Adjournment Proposal.”

After careful consideration, JCIC’s board of directors (the “Board”) has unanimously determined that the Extension Amendment Proposal, Director Election Proposal and the Adjournment Proposal are in

the best interests of JCIC and its shareholders and unanimously recommends that you vote “FOR” or give instruction to vote “FOR” the Extension Amendment Proposal, the election of Heather Hartnett as a director of JCIC, and the Adjournment Proposal .

The existence of financial and personal interests of our directors and officers may result in conflicts of interest, including a conflict between what may be in the best interests of JCIC and its shareholders and what may be best for a director’s personal interests when determining to recommend that shareholders vote for the proposals. See the sections titled “Proposal No 1—The Extension Amendment Proposal—Interests of the Sponsor, JCIC’s Directors, Officers and Initial Shareholders” and “Beneficial Ownership of Securities” for a further discussion of these considerations.

THE VOTE OF SHAREHOLDERS IS IMPORTANT. SHAREHOLDERS ARE URGED TO SUBMIT THEIR PROXIES AS SOON AS POSSIBLE AFTER CAREFULLY REVIEWING THIS PROXY STATEMENT.

Q:	Are any of the proposals conditioned on one another?

A:

JCIC will not proceed with the Charter Extension if JCIC will not have at least $5,000,001 of net tangible assets following approval of the Extension Amendment Proposal, after taking into account any redemptions of Class A Ordinary Shares by JCIC public shareholders in exchange for their pro rata portion of the funds held in the Trust Account in connection with the Charter Extension (the “Redemptions”). JCIC also will not proceed with the Charter Extension if, on or before the Termination Date, JCIC completes the Business Combination.

If the Charter Extension is approved and one or more JCIC shareholders elect to redeem their Public Shares pursuant to the Redemption, JCIC will remove from the Trust Account and deliver to the holders of such redeemed Public Shares an amount equal to the pro rata portion of funds available in the Trust Account with respect to such redeemed Public Shares, and retain the remainder of the funds in the Trust Account for JCIC’s use in connection with consummating the Business Combination, subject to the redemption rights of holders of Public Shares in connection with the Business Combination.

The Adjournment Proposal is conditional on JCIC not obtaining the necessary votes for approving the Extension Amendment Proposal prior to the Shareholder Meeting in order to seek additional time to obtain sufficient votes in support of the Charter Extension. If the Extension Amendment Proposal is approved at the Shareholder Meeting, the Adjournment Proposal will not be presented.

The Director Election Proposal is not conditioned on either of the other proposals.

Q:	Why is JCIC proposing the Extension Amendment Proposal and the Adjournment Proposal?

A:

The Memorandum and Articles of Association, as currently in effect, provides for the return of JCIC’s IPO proceeds held in the Trust Account to the public shareholders if there is no qualifying business combination(s) consummated by January 26, 2023. As explained below, the purpose of the Extension Amendment Proposal and, if necessary, the Adjournment Proposal, is to allow JCIC additional time, if needed, to complete the Business Combination pursuant to the Merger Agreement (as defined below). Specifically, the purpose of the Extension Amendment Proposal is to allow New Bridger (as defined below) more time to comply with Nasdaq listing requirements, in accordance with the closing conditions set forth in that certain Agreement and Plan of Merger, dated August 3, 2022, by and among JCIC, Bridger Aerospace Group Holdings, LLC, a Delaware corporation, (“Bridger”), Wildfire New PubCo, Inc., a Delaware corporation and direct, wholly-owned subsidiary of Bridger (“New Bridger”), Wildfire Merger Sub I, Inc., a Delaware corporation and direct, wholly owned subsidiary of New Bridger, Wildfire Merger Sub II, Inc., a Delaware corporation and direct, wholly owned subsidiary of New Bridger, Wildfire Merger Sub III, LLC, a Delaware limited liability company and direct, wholly-owned subsidiary of New Bridger, Wildfire GP Sub IV, LLC, a Delaware limited liability company and direct, wholly-owned subsidiary of New Bridger and BTOF (Grannus Feeder) – NQ L.P., a Delaware limited partnership. JCIC believes that it is in the best interests of JCIC and its shareholders to complete the Business Combination and that it is in the best interests of JCIC’s shareholders that JCIC obtain the Charter Extension if needed. JCIC believes the Business Combination will provide significant benefits to its shareholders, and that circumstances warrant providing public shareholders additional time to consider the Business Combination. Therefore, JCIC is asking for an extension of this timeframe. Accordingly, if the Extension Amendment Proposal is approved, JCIC’s Amended and Restated Memorandum and Articles of Association would be amended in the form attached as Annex A to extend the date by which we must consummate an initial business combination to February 27, 2023 (or such earlier date as determined by the Board). For more information about the Business Combination, see our Current Reports on Form 8-K filed with the SEC on August 4, 2022 and November 7, 2022, and our definitive proxy statement filed with the SEC on December 20, 2022 and mailed to JCIC’s shareholders on or about December 20, 2022.

Without the Charter Extension, JCIC believes that JCIC may not be able to complete the Business Combination on or before the Termination Date. If that were to occur, JCIC would be forced to liquidate.

If the Extension Amendment Proposal is not approved by JCIC’s shareholders, JCIC may put the Adjournment Proposal to a vote in order to seek additional time to obtain sufficient votes in support of the Charter Extension. If the Adjournment Proposal is not approved by JCIC’s shareholders, the Board may not be able to adjourn the Shareholder Meeting to a later date or dates in the event that there are insufficient Ordinary Shares represented (either in person or by proxy) to constitute a quorum necessary to conduct business at the Shareholder Meeting or at the time of the Shareholder Meeting to approve the Extension Amendment Proposal.

JCIC reserves the right at any time to cancel the Shareholder Meeting (by means of adjourning the Shareholder Meeting sine die) and not to submit to its shareholders the Extension Amendment Proposal and implement the Charter Extension. In the event the Shareholder Meeting is cancelled and JCIC is unable to complete the Business Combination on or before the Termination Date, JCIC will dissolve and liquidate in accordance with the Memorandum and Articles of Association.

Q:	Who can vote on the Director Election Proposal?

A:

Pursuant to our Memorandum and Articles of Association only holders of our Class B Ordinary Shares may vote to appoint a person to be a director of JCIC prior to the closing of a Business Combination. Therefore, only holders of Class B Ordinary Shares, which consists of JCIC Sponsor LLC, Heather Hartnett, Samir Kaul and Richard Noll, are eligible to vote on the Director Election Proposal.

Q:	What constitutes a quorum?

A:

A quorum of our shareholders is necessary to hold a valid meeting. A quorum will be present at the Shareholder Meeting if one or more shareholders who together hold a majority of the issued and outstanding Ordinary Shares entitled to vote at the Shareholder Meeting are represented in person or by proxy. Abstentions and broker non-votes, while considered present for the purposes of establishing a quorum, will not count as votes cast at the Shareholder Meeting. As of the record date for the Shareholder Meeting, 21,562,501 Ordinary Shares would be required to achieve a quorum for each proposal outside of the Director Election Proposal (in which case, 4,312,501 Class B Ordinary Shares would be required to establish a quorum). Because all of the proposals to be voted on at the Shareholder Meeting are “non-routine” matters, banks, brokers and other nominees will not have authority to vote on any proposals unless instructed, so JCIC does not expect there to be any broker non-votes at the Shareholder Meeting. In the absence of a quorum, the chairman of the Shareholder Meeting has power to adjourn the Shareholder Meeting.

Q:	What vote is required to approve the proposals presented at the Shareholder Meeting?

A:

The approval of the Extension Amendment Proposal requires a special resolution under Cayman Islands law, being the affirmative vote of at least a two-thirds (2/3) majority of the votes cast by the holders of the issued Ordinary Shares, voting as a single class, who are present in person or represented by proxy and entitled to vote thereon at the Shareholder Meeting.

Approval of the Director Election Proposal requires an ordinary resolution under Cayman Islands law of the holders of Class B Ordinary Shares, being the affirmative vote of a majority of the votes cast by the holders of Class B Ordinary Shares, voting as a single class, who are present in person or represented by proxy and entitled to vote thereon at the Shareholder Meeting.

Approval of the Adjournment Proposal requires an ordinary resolution under Cayman Islands law, being the affirmative vote of a majority of the votes cast by the holders of the issued Ordinary Shares, voting as a single class, who are present in person or represented by proxy and entitled to vote thereon at the Shareholder Meeting.

Q:	How will the Sponsor, JCIC’s directors, officers and its initial shareholders vote?

A:

The Sponsor, JCIC’s directors, officers and its initial shareholders have informed us of their intent to vote any Ordinary Shares over which they have voting control in favor of the Extension Amendment Proposal, the Director Election Proposal, if applicable, and, if necessary, the Adjournment Proposal.

The Sponsor, JCIC’s directors, officers and its initial shareholders and their respective affiliates are not entitled to redeem any Class B Ordinary Shares held by them in connection with the Extension Amendment Proposal. On the Record Date, the Sponsor, JCIC’s directors, officers and its initial shareholders and their respective affiliates beneficially owned and were entitled to vote an aggregate of 8,625,000 Class B Ordinary Shares, representing 20.0% of JCIC’s issued and outstanding Ordinary Shares.

Q:	Who is JCIC’s Sponsor?

A:

JCIC’s sponsor is JCIC Sponsor LLC, a Cayman Islands exempted limited partnership (the “Sponsor”). The Sponsor currently owns 8,550,000 Class B Ordinary Shares and 9,400,000 Private Placement Warrants. The Sponsor is not “controlled” (as defined in 31 CFR 800.208) by a foreign person, such that the Sponsor’s involvement in the Business Combination would be a “covered transaction” (as defined in 31 CFR 800.213). However, it is possible that non-U.S. persons could be involved in our Business Combination, which may increase the risk that our Business Combination becomes subject to regulatory review, including review by the Committee on Foreign Investment in the United States (“CFIUS”), and that restrictions, limitations or conditions will be imposed by CFIUS. If our Business Combination with a U.S. business is subject to CFIUS review, the scope of which was expanded by the Foreign Investment Risk Review Modernization Act of 2018 (“FIRRMA”), to include certain non-passive, non-controlling investments in sensitive U.S. businesses and certain acquisitions of real estate even with no underlying U.S. business. FIRRMA, and subsequent implementing regulations that are now in force, also subjects certain categories of investments to mandatory filings. If our potential Business Combination with a U.S. business falls within CFIUS’s jurisdiction, we may determine that we are required to make a mandatory filing or that we will submit a voluntary notice to CFIUS, or to proceed with the Business Combination without notifying CFIUS and risk CFIUS intervention, before or after closing the Business Combination. CFIUS may decide to block or delay our Business Combination, impose conditions to mitigate national security concerns with respect to such Business Combination or order us to divest all or a portion of a U.S. business of the combined company without first obtaining CFIUS clearance, which may limit the attractiveness of or prevent us from pursuing certain initial business combination opportunities that we believe would otherwise be beneficial to us and our shareholders. As a result, the pool of potential targets with which we could complete the Business Combination may be limited and we may be adversely affected in terms of competing with other special purpose acquisition companies which do not have similar foreign ownership issues. A failure to notify CFIUS of a transaction where such notification was required or otherwise warranted based on the national security considerations presented by an investment target may expose the Sponsor and/or the combined company to legal penalties, costs, and/or other adverse reputational and financial effects, thus potentially diminishing the value of the combined company. In addition, CFIUS is actively pursuing transactions that were not notified to it and may ask questions regarding, or impose restrictions or mitigation on, the Business Combination post-closing.

Moreover, the process of government review, whether by the CFIUS or otherwise, could be lengthy and we have limited time to complete our Business Combination. If we cannot complete the Business Combination by January 26, 2023 (or by February 27, 2023 if extended) because the transaction is still under review or because our Business Combination is ultimately prohibited by CFIUS or another U.S. government entity, we may be required to liquidate. If we liquidate, our public shareholders may only receive $10.15 per Public Share, and our warrants will expire worthless. This will also cause you to lose the investment opportunity in a target company and the chance of realizing future gains on your investment through any price appreciation in the combined company.

Q:	Why should I vote “FOR” the Extension Amendment Proposal?

A:

JCIC believes shareholders will benefit from JCIC consummating the Business Combination and is proposing the Extension Amendment Proposal to extend the date by which JCIC has to complete the Business Combination until the Charter Extension Date. Without the Charter Extension, JCIC believes that JCIC may not be able to complete the Business Combination on or before the Termination Date. If that were to occur, JCIC would be forced to liquidate.

Q:	Why should I vote “FOR” the Adjournment Proposal?

A:

If the Adjournment Proposal is not approved by JCIC’s shareholders, the Board may not be able to adjourn the Shareholder Meeting to a later date or dates in the event that there are insufficient Ordinary Shares represented (either in person or by proxy) to constitute a quorum necessary to conduct business at the Shareholder Meeting or at the time of the Shareholder Meeting to approve the Extension Amendment Proposal.

If presented, the Board recommends that you vote in favor of the Adjournment Proposal.

Q:	What if I do not want to vote “FOR” the Extension Amendment Proposal, the Director Election Proposal or the Adjournment Proposal?

A:	If you do not want the Extension Amendment Proposal, Director Election Proposal or the Adjournment Proposal to be approved, you may vote “AGAINST” such proposal.

If you attend the Shareholder Meeting in person or by proxy, and you vote “AGAINST” the Extension Amendment Proposal, Director Election Proposal or the Adjournment Proposal, your Ordinary Shares will be counted for the purposes of determining whether the Extension Amendment Proposal, Director Election Proposal or the Adjournment Proposal (as the case may be) are approved.

However, if you fail to attend the Shareholder Meeting in person or by proxy, or if you do attend the Shareholder Meeting in person or by proxy but you “ABSTAIN” or otherwise fail to vote at the Shareholder Meeting, your Ordinary Shares will not be counted for the purposes of determining whether the Extension Amendment Proposal, Director Election Proposal or the Adjournment Proposal (as the case may be) are approved, and your Ordinary Shares which are not voted at the Shareholder Meeting will have no effect on the outcome of such votes.

If the Extension Amendment Proposal is approved, the Adjournment Proposal will not be presented for a vote.

Q:	How are the funds in the Trust Account currently being held?

A:

With respect to the regulation of SPACs like JCIC, on March 30, 2022, the SEC issued the SPAC Proposed Rules relating to, among other items, the extent to which SPACs could become subject to regulation under the Investment Company Act, including a proposed rule that would provide SPACs a safe harbor from treatment as an investment company if they satisfy certain conditions that limit a SPAC’s duration, asset composition, business purpose and activities.

With regard to the SEC’s investment company proposals included in the SPAC Proposed Rules, while the funds in the Trust Account have, since JCIC’s Initial Public Offering, been held only in U.S. government treasury bills with a maturity of 185 days or less or in money market funds investing solely in U.S. Treasuries, to mitigate the risk of being viewed as operating an unregistered investment company (including pursuant to the subjective test of Section 3(a)(1)(A) of the Investment Company Act of 1940), JCIC has now converted all funds in the Trust Account to cash and intends to keep them in cash until the earlier of consummation of the Business Combination and liquidation of JCIC.

Q:	Will you seek any further extensions to liquidate the Trust Account?

A:

Other than as described in this proxy statement, JCIC does not currently anticipate seeking any further extension to consummate the Business Combination beyond the Charter Extension Date, but may do so in the future.

Q:	What is the Contribution and how does it impact the redemption price?

A:

JCIC Sponsor LLC (the “Sponsor”) has agreed that if the Extension Amendment Proposal is approved, it will contribute to the trust account (the “Trust Account”) established to hold a portion of the proceeds of the initial public offering (the “Initial Public Offering”) and the concurrent sale of the private placement warrants (the “Private Placement Warrants”), $200,000 in cash, which will be deposited on the day of the approval of the Extension Amendment Proposal (the “Contribution”).

The Sponsor will not make the Contribution unless the Extension Amendment Proposal is approved and the Termination Date is extended to the Charter Extension Date. The Contribution will not bear any interest.

The per-share pro rata portion of the trust account on January 11, 2023 was approximately $10.15. If the Extension Amendment Proposal is approved, the redemption amount per share at a future meeting to approve the Business Combination or JCIC’s subsequent liquidation will be approximately $10.16 (assuming no prior shareholder redemptions). If you are a public shareholder and elect not to redeem the shares of Class A Ordinary Shares in connection with the Charter Extension, you may be entitled to a redemption price of approximately $10.16 (assuming no prior shareholder redemptions) in comparison to the current redemption amount of approximately $10.15 per share (solely based on the redemption price as of January 11, 2023).

Q:	What happens if the Extension Amendment Proposal is not approved?

A:

If there are insufficient votes to approve the Extension Amendment Proposal, JCIC may put the Adjournment Proposal to a vote in order to seek additional time to obtain sufficient votes in support of the Charter Extension.

If the Extension Amendment Proposal is not approved at the Shareholder Meeting or at any adjournment thereof or the Charter Extension is not implemented, and the Business Combination is not completed on or before the Termination Date, then as contemplated by and in accordance with the Memorandum and Articles of Association, JCIC will (i) cease all operations except for the purpose of winding up; (ii) as promptly as reasonably possible but not more than ten business days thereafter, redeem the Public Shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest earned on the funds held in the Trust Account and not previously released to JCIC to pay its taxes, if any (less up to $100,000 of interest to pay dissolution expenses) divided by the number of the then-outstanding Public Shares, which redemption will completely extinguish public shareholders’ rights as shareholders (including the right to receive further liquidation distributions, if any); and (iii) as promptly as reasonably possible following such redemption, subject to the approval of JCIC’s remaining shareholders and the Board, liquidate and dissolve, subject in the case of clauses (ii) and (iii) to JCIC’s obligations under Cayman Islands law to provide for claims of creditors and the requirements of other applicable law. There will be no distribution from the Trust Account with respect to JCIC’s warrants, which will expire worthless in the event JCIC dissolves and liquidates the Trust Account.

The Sponsor, the officers and directors and the initial shareholders of JCIC waived their rights to participate in any liquidation distribution with respect to the 8,625,000 Class B Ordinary Shares held by them.

Q:	If the Extension Amendment Proposal is approved, what happens next?

A:

If the Extension Amendment Proposal is approved, JCIC will continue to attempt to consummate the Business Combination until the Charter Extension Date. JCIC will procure that all filings required to be made with the Registrar of Companies of the Cayman Islands in connection with the Extension Amendment Proposal are made and will continue its efforts to obtain approval of the Business Combination at an extraordinary general meeting and consummate the closing of the Business Combination on or before the Charter Extension Date.

If the Extension Amendment Proposal is approved and the Charter Extension is implemented, the removal from the Trust Account of the amount equal to the pro rata portion of funds available in the Trust Account with respect to such redeemed Public Shares will reduce the amount remaining in the Trust Account and increase the percentage interest of JCIC held by JCIC’s officers, directors, the Sponsor and its affiliates. In addition, JCIC’s Memorandum and Articles of Association provide that JCIC cannot redeem or repurchase Public Shares to the extent such redemption would result in JCIC’s failure to have at least $5,000,001 of net tangible assets. As a result, JCIC will not proceed with the Charter Extension if JCIC will not have at least $5,000,001 of net tangible assets upon its implementation of the Charter Extension, after taking into account the Redemptions.

Q:	If I vote for or against the Extension Amendment Proposal, do I need to request that my shares be redeemed?

A:

Yes. Whether you vote “for” or “against” the Extension Amendment Proposal, or do not vote at all, you may elect to redeem your shares. However, you will need to submit a redemption request for your shares if you choose to redeem.

Q:	Am I being asked to vote on the Business Combination at this Shareholder Meeting?

A:

No. You are not being asked to vote on the Business Combination at this time. If the Charter Extension is implemented and you do not elect to redeem your Public Shares, provided that you are a shareholder on the record date for the shareholder meeting to consider the Business Combination, you will be entitled to vote on the Business Combination when it is submitted to shareholders and will retain the right to redeem your Public Shares for cash in connection with the Business Combination or liquidation. JCIC has scheduled a separate extraordinary general meeting of its shareholders to approve the Business Combination on January 24, 2023 at 10:00 a.m. Eastern Time.

Q:	Will how I vote affect my ability to exercise Redemption rights?

A:

No. You may exercise your Redemption rights whether or not you are a holder of Public Shares on the Record Date (so long as you are a holder at the time of exercise), or whether you are a holder and vote your Public Shares of JCIC on the Extension Amendment Proposal (for or against) or any other proposal described by this proxy statement. As a result, the Charter Extension can be approved by shareholders who will redeem their Public Shares and no longer remain shareholders, leaving shareholders who choose not to redeem their Public Shares holding shares in a company with a potentially less liquid trading market, fewer shareholders, potentially less cash and the potential inability to meet the listing standards of the NASDAQ.

Q:	May I change my vote after I have mailed my signed proxy card?

A:

Yes. If you are a shareholder of record of Ordinary Shares as of the close of business on the record date, you can change or revoke your proxy before it is voted at the meeting in one of the following ways: Submit a new proxy card bearing a later date; or vote in person or electronically at the Shareholder Meeting by visiting https://www.cstproxy.com/jackcreekinvestmentcorp/ext2023 and entering the control number found on your proxy card, voting instruction form or notice you previously received. Please note that your attendance at the Shareholder Meeting will not alone serve to revoke your proxy.

Q:	How are votes counted?

A:

Votes will be counted by the inspector of election appointed for the Shareholder Meeting, who will separately count “FOR” and “AGAINST” votes, “ABSTAIN” and broker non-votes. The approval of the Extension Amendment Proposal requires a special resolution under Cayman Islands law, being the affirmative vote of at least a two-thirds (2/3) majority of the votes cast by the holders of the issued Ordinary Shares, voting as a single class, who are present in person or represented by proxy and entitled to vote thereon at the Shareholder Meeting. Approval of the Director Election Proposal requires an ordinary resolution under Cayman Islands law of the holders of Class B Ordinary Shares, being the affirmative vote of a majority of the votes cast by the holders of Class B Ordinary Shares, voting as a single class, who are present in person or represented by proxy and entitled to vote thereon at the Shareholder Meeting. Approval of the Adjournment Proposal requires an ordinary resolution under Cayman Islands law, being the affirmative vote of at least a majority of the votes cast by the holders of the issued Ordinary Shares who are present in person or represented by proxy and entitled to vote thereon at the Shareholder Meeting.

Shareholders who attend the Shareholder Meeting, either in person or by proxy (or, if a corporation or other non-natural person, by sending their duly authorized representative or proxy), will be counted (and the number of Ordinary Shares held by such shareholders will be counted) for the purposes of determining whether a quorum is present at the Shareholder Meeting. The presence, in person or by proxy or by duly authorized representative, at the Shareholder Meeting of the holders of a majority of all issued and outstanding Ordinary Shares entitled to vote at the Shareholder Meeting shall constitute a quorum for the Shareholder Meeting.

At the Shareholder Meeting, only those votes which are actually cast, either “FOR” or “AGAINST”, the Extension Amendment Proposal, Director Election Proposal or the Adjournment Proposal, will be counted for the purposes of determining whether the Extension Amendment Proposal, Director Election Proposal or the Adjournment Proposal (as the case may be) are approved, and any Ordinary Shares which are not voted at the Shareholder Meeting will have no effect on the outcome of such votes. Abstentions, while considered present for the purposes of establishing a quorum, will not count as votes cast and will have no effect on the outcome of the vote on the Extension Amendment Proposal, Director Election Proposal or the Adjournment Proposal. Broker non-votes will not be considered present for the purposes of establishing a quorum, will not count as votes cast and will have no effect on the outcome of the vote on the Extension Amendment Proposal, Director Election Proposal or the Adjournment Proposal.

Q:	If my shares are held in “street name,” will my broker, bank or nominee automatically vote my shares for me?

A:

If your shares are held in “street name” in a stock brokerage account or by a broker, bank or other nominee, you must provide the record holder of your shares with instructions on how to vote your shares. Please follow the voting instructions provided by your broker, bank or other nominee. Please note that you may not vote shares held in “street name” by returning a proxy card directly to JCIC or by voting online at the Shareholder Meeting unless you provide a “legal proxy,” which you must obtain from your broker, bank or other nominee.

If you are a JCIC shareholder holding your shares in “street name” and you do not instruct your broker, bank or other nominee on how to vote your shares, your broker, bank or other nominee will not vote your shares on the Extension Amendment Proposal or the Adjournment Proposal. Accordingly, your bank, broker, or other nominee can vote your shares at the Shareholder Meeting only if you provide instructions on how to vote. You should instruct your broker to vote your shares as soon as possible in accordance with directions you provide.

Abstentions will be considered present for the purposes of establishing a quorum but, as a matter of Cayman Islands law, will not constitute votes cast at the Shareholder Meeting and therefore will have no effect on the approval of each of the proposals as a matter of Cayman Islands law.

Q:	Does the Board recommend voting “FOR” the approval of the Extension Amendment Proposal, the Director Election Proposal and the Adjournment Proposal?

A:

Yes. After careful consideration of the terms and conditions of the Extension Amendment Proposal, the Board has determined that the Extension Amendment Proposal is in the best interests of JCIC and its shareholders. The Board recommends that JCIC’s shareholders vote “FOR” the Extension Amendment Proposal.

Additionally, the Board has determined that the Director Election Proposal and Adjournment Proposal is are in the best interests of JCIC and its shareholders and recommends that JCIC’s shareholders vote “FOR” the election of Ms. Hartnett and “For” the Adjournment Proposal.

Q:	What interests do JCIC’s directors and officers have in the approval of the Extension Amendment Proposal?

A:

JCIC’s directors and officers have interests in the Extension Amendment Proposal that may be different from, or in addition to, your interests as a shareholder. These interests include, among others, ownership, directly or indirectly through the Sponsor, of Class B Ordinary Shares and Private Placement Warrants. See the section entitled “Proposal No 1—The Extension Amendment Proposal—Interests of the Sponsor, JCIC’s Directors, Officers and Initial Shareholders” in this proxy statement.

Q:	Do I have appraisal rights or dissenters’ rights if I object to the Extension Amendment Proposal?

A:	No. There are no appraisal rights available to JCIC’s shareholders in connection with the Extension Amendment Proposal.

Q:	If I am a Public Warrant (as defined below) holder, can I exercise redemption rights with respect to my Public Warrants?

A:

No. The holders of warrants issued in connection with the Initial Public Offering (with a whole warrant representing the right to acquire one Class A Ordinary Share at an exercise price of $11.50 per share) (the “Public Warrants”) have no redemption rights with respect to such Public Warrants.

Q:	What do I need to do now?

A:	You are urged to read carefully and consider the information contained in this proxy statement and to consider how the Extension Amendment Proposal, the Director Election Proposal and the Adjournment

Proposal will affect you as a shareholder. You should then vote as soon as possible in accordance with the instructions provided in this proxy statement and on the enclosed proxy card or, if you hold your shares through a brokerage firm, bank or other nominee, on the voting instruction form provided by the broker, bank or nominee.

Q:	How do I exercise my redemption rights?

A:	If you are a holder of Class A Ordinary Shares and wish to exercise your right to redeem your Class A Ordinary Shares, you must:

I.

(a) hold Class A Ordinary Shares or (b) hold Class A Ordinary Shares through Units and elect to separate your Units into the underlying Class A Ordinary Shares and Public Warrants prior to exercising your redemption rights with respect to the Class A Ordinary Shares; and

II.

prior to 5:00 p.m., Eastern Time, on January 20, 2023 (two business days prior to the initially scheduled date of the Shareholder Meeting) (a) submit a written request to the Transfer Agent that JCIC redeem your Class A Ordinary Shares for cash and (b) deliver your Class A Ordinary Shares to the Transfer Agent, physically or electronically through the Depository Trust Company (“DTC”); provided, that if you have previously validly submitted your Class A Ordinary Shares to the Transfer Agent for redemption in connection with the Business Combination Meeting and not withdrawn such request only (a) is required.

The address of the Transfer Agent is listed under the question “Who can help answer my questions?” below.

Holders of Units must elect to separate the underlying Class A Ordinary Shares and Public Warrants prior to exercising redemption rights with respect to the Class A Ordinary Shares. If holders hold their Units in an account at a brokerage firm or bank, holders must notify their broker or bank that they elect to separate the Units into the underlying Class A Ordinary Shares and Public Warrants, or if a holder holds Units registered in its own name, the holder must contact the Transfer Agent directly and instruct it to do so.

In connection with the Extension Amendment Proposal and contingent upon the effectiveness of the implementation of the Charter Extension, any holder of Class A Ordinary Shares will be entitled to request that their Class A Ordinary Shares be redeemed for a per share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account calculated as of two business days prior to the Shareholder Meeting, including interest earned on the funds held in the Trust Account (net of taxes payable), divided by the number of then-outstanding Class A Ordinary Shares. As of January 11, 2023, this would have amounted to approximately $10.15 per public share. However, the proceeds deposited in the Trust Account could become subject to the claims of our creditors, if any, which could have priority over the claims of our public shareholders. Therefore, the per share distribution from the Trust Account in such a situation may be less than originally anticipated due to such claims. We anticipate that the funds to be distributed to public shareholders electing to redeem their Class A Ordinary Shares will be distributed promptly after the Shareholder Meeting.

Any request for redemption, once made by a holder of Class A Ordinary Shares, may be withdrawn at any time until the deadline for exercising redemption requests and thereafter, with the consent of the Board. If you deliver your shares for redemption to the Transfer Agent and later decide prior to the Shareholder Meeting not to elect redemption, you may request that JCIC instruct the Transfer Agent to return the shares (physically or electronically). You may make such request by contacting the Transfer Agent at the phone number or address listed at the end of this section. We will be required to honor such request only if made prior to the deadline for exercising redemption requests.

Any corrected or changed written exercise of redemption rights must be received by the Transfer Agent prior to the deadline for exercising redemption requests and, thereafter, with the consent of the Board. No request for redemption will be honored unless the holder’s shares have been delivered (either physically or electronically) to the Transfer Agent by 5:00 p.m., Eastern Time, on January 20, 2023 (two business days prior to the initially scheduled date of the Shareholder Meeting).

If a holder of Class A Ordinary Shares properly makes a request for redemption and the Class A Ordinary Shares are delivered as described above, then, JCIC will redeem Class A Ordinary Shares for a pro rata portion of funds deposited in the Trust Account, calculated as of two business days prior to the Shareholder Meeting. If you are a holder of Class A Ordinary Shares and you exercise your redemption rights, it will not result in the loss of any Public Warrants that you may hold.

If JCIC’s shareholders approve the Business Combination at the Business Combination Meeting and the other conditions to the Business Combination are then satisfied or will be satisfied or waived on or before the Termination Date, then JCIC intends to use its best efforts to complete the Business Combination on or before the Termination Date. JCIC will cancel the Shareholder Meeting and will not implement the Charter Extension if the Board determines that, on or before January 26, 2023, JCIC will be able to complete the Business Combination. JCIC intends to hold the Shareholder Meeting to approve the Charter Extension and file the proposed amendment to its Memorandum and Articles of Association only if it has determined as of the time of the Shareholder Meeting that it may not be able to complete the Business Combination on or before the Termination Date. If JCIC does not implement the Extension, it will not redeem any public shares submitted for redemption solely in connection with the Shareholder Meeting (but will redeem those shares and all other public shares submitted for redemption in connection with the Business Combination Meeting).

Q:	What are the material U.S. federal income tax consequences of exercising my redemption rights?

A:

We expect that a U.S. holder that exercises its redemption rights to receive cash in exchange for its Ordinary Shares generally will be treated as selling such shares in a taxable transaction resulting in the recognition of capital gain or loss. There may be certain circumstances in which the redemption may be treated as a distribution for U.S. federal income tax purposes depending on the amount of Ordinary Shares that such U.S. holder owns or is deemed to own prior to and following the redemption. For a more complete discussion of the U.S. federal income tax consequences of a U.S. holder’s exercise of redemption rights, see the section entitled “Certain Material U.S. Federal Income Tax Consequences.”

Additionally, the tax consequences of exercising redemption rights are subject to the PFIC rules discussed more fully under the section entitled “Certain Material U.S. Federal Income Tax Consequences—Passive Foreign Investment Company Status.” All holders of Ordinary Shares considering exercising their redemption rights are urged to consult their tax advisors on the tax consequences to them of an exercise of redemption rights, including the applicability and effect of U.S. federal, state, local and foreign income and other tax laws.

Q:	What should I do if I receive more than one set of voting materials for the Shareholder Meeting?

A:

You may receive more than one set of voting materials for the Shareholder Meeting, including multiple copies of this proxy statement and multiple proxy cards or voting instruction cards. For example, if you hold your shares in more than one brokerage account, you will receive a separate voting instruction card for each brokerage account in which you hold shares. If you are a holder of record and your shares are registered in more than one name, you will receive more than one proxy card. Please complete, sign, date and return each proxy card and voting instruction card that you receive in order to cast your vote with respect to all of your shares.

Q:	Who will solicit and pay the cost of soliciting proxies for the Shareholder Meeting?

A:	JCIC will pay the cost of soliciting proxies for the Shareholder Meeting. JCIC has engaged D.F. King & Co., Inc. to assist in the solicitation of proxies for the Shareholder Meeting.

JCIC will also reimburse banks, brokers and other custodians, nominees and fiduciaries representing beneficial owners of Class A Ordinary Shares for their expenses in forwarding soliciting materials to beneficial owners of Class A Ordinary Shares and in obtaining voting instructions from those owners. The directors, officers and employees of JCIC may also solicit proxies by telephone, by facsimile, by mail or on the Internet. They will not be paid any additional amounts for soliciting proxies.

Q:	Who can help answer my questions?

A:	If you have questions about the proposals or if you need additional copies of this proxy statement or the enclosed proxy card you should contact:

Jack Creek Investment Corp.

Attn: Chief Financial Officer

386 Park Avenue South, 20th Floor

New York, NY 10016

(212) 710-5060

or:

D.F. King & Co., Inc.

48 Wall Street, 22nd Floor

New York, NY 10005

Stockholders may call toll free: (888) 567-1626

Banks and Brokers may call collect: (212) 269-5550

Email: JCIC@dfking.com

You also may obtain additional information about JCIC from documents filed with the SEC by following the instructions in the section titled “Where You Can Find More Information.” If you are a holder of Class A Ordinary Shares and you intend to seek redemption of your shares, you will need to deliver your Class A Ordinary Shares (either physically or electronically) to the Transfer Agent at the address below prior to 5:00 p.m., Eastern Time, on January 20, 2023 (two business days prior to the initially scheduled date of the Shareholder Meeting). If you have questions regarding the certification of your position or delivery of your shares, please contact:

Continental Stock Transfer & Trust Company

One State Street Plaza, 30th Floor

New York, New York 10004

Attn: Mark Zimkind

E-mail: mzimkind@continentalstock.com

EXTRAORDINARY GENERAL MEETING OF JCIC SHAREHOLDERS

This proxy statement is being provided to JCIC shareholders as part of a solicitation of proxies by the Board for use at the extraordinary general meeting of JCIC Shareholders to be held on January 24, 2023, and at any adjournment thereof. This proxy statement contains important information regarding the Shareholder Meeting, the proposals on which you are being asked to vote and information you may find useful in determining how to vote and voting procedures.

This proxy statement is being first mailed on or about January 17, 2023 to all shareholders of record of JCIC as of November 30, 2022, the Record Date for the Shareholder Meeting. Shareholders of record who owned Ordinary Shares at the close of business on the Record Date are entitled to receive notice of, attend and vote at the Shareholder Meeting.

Date, Time and Place of Shareholder Meeting

The Shareholder Meeting will be held on January 24, 2023 at 4:00 p.m., Eastern Time, at the offices of Weil, Gotshal & Manges LLP located at 767 Fifth Avenue, New York, NY 10153, and via a virtual meeting, or at such other time, on such other date and at such other place to which the meeting may be postponed or adjourned.

The Shareholder Meeting will be conducted via live webcast, but the physical location of the Shareholder Meeting will remain at the location specified above for the purposes of our amended and restated memorandum and articles of association (the “Memorandum and Articles of Association”). You will be able to attend the Shareholder Meeting online, vote and submit your questions during the Shareholder Meeting by visiting https://www.cstproxy.com/jackcreekinvestmentcorp/ext2023.

You can pre-register to attend the virtual Shareholder Meeting starting January 19, 2023 at 4:00 p.m., Eastern Time (three business days prior to the meeting date). Enter the URL address into your browser (https://www.cstproxy.com/jackcreekinvestmentcorp/ext2023), enter your control number, name and email address. Once you pre-register you can vote or enter questions in the chat box. At the start of the Shareholder Meeting you will need to log in again using your control number and will also be prompted to enter your control number if you vote during the Shareholder Meeting.

Shareholders who hold their investments through a bank or broker, will need to contact the Transfer Agent to receive a control number. If you plan to vote at the Shareholder Meeting you will need to have a legal proxy from your bank or broker or if you would like to join and not vote, the Transfer Agent will issue you a guest control number with proof of ownership. Either way you must contact the Transfer Agent for specific instructions on how to receive the control number. The Transfer Agent can be contacted at 917-262- 2373, or via email at proxy@continentalstock.com. Please allow up to 72 hours prior to the meeting for processing your control number.

If you do not have access to the Internet, you can listen only to the meeting by dialing 1 800-450-7155 (or +1 857-999-9155 if you are located outside the United States and Canada (standard rates apply)) and when prompted enter the pin number 9015732#. Please note that you will not be able to vote or ask questions at the Shareholder Meeting if you choose to participate telephonically.

The Proposals at the Shareholder Meeting

At the Shareholder Meeting, JCIC shareholders will consider and vote on the following proposals:

1.

Proposal No. 1—Extension Amendment Proposal - To amend, by special resolution, JCIC’s Memorandum and Articles of Association to extend the date by which JCIC has to consummate a Business Combination from January 26, 2023 to February 27, 2023.

2.

Proposal No. 2—Director Election Proposal—To elect, by way of ordinary resolution of the holders of Class B Ordinary Shares, Class I director Heather Hartnett to serve on the Board of JCIC for a three-year term expiring at the third succeeding annual general meeting after her election, or until her successor has been elected and qualified.

3.

Proposal No. 3—Adjournment Proposal – To adjourn the Shareholder Meeting to a later date or dates, if necessary, to permit further solicitation and vote of proxies if, based upon the tabulated vote at the time of the Shareholder Meeting, there are insufficient Ordinary Shares represented (either in person or by proxy) to constitute a quorum necessary to conduct business at the Shareholder Meeting or at the time of the Shareholder Meeting to approve the Extension Amendment Proposal.

Voting Power; Record Date

As a shareholder of JCIC, you have a right to vote on certain matters affecting JCIC. The proposals that will be presented at the Shareholder Meeting and upon which you are being asked to vote are summarized above and fully set forth in this proxy statement. You will be entitled to vote or direct votes to be cast at the Shareholder Meeting if you owned Ordinary Shares at the close of business on November 30, 2022, which is the Record Date for the Shareholder Meeting. You are entitled to one vote on each of the Extension Proposal and Adjournment Proposal for each Ordinary Share that you owned as of the close of business on the Record Date. You are entitled to one vote on the Director Election Proposal for each Class B Ordinary Share that you owned as of the close of business on the Record Date. If your shares are held in “street name” or are in a margin or similar account, you should contact your broker, bank or other nominee to ensure that votes related to the shares you beneficially own are properly counted. On the Record Date, there were 43,125,000 issued and outstanding Ordinary Shares, of which 34,500,000 Class A Ordinary Shares are held by JCIC public shareholders and 8,625,000 Class B Ordinary Shares are held by the initial shareholders and officers of JCIC.

Recommendation of the Board

THE BOARD UNANIMOUSLY RECOMMENDS

THAT YOU VOTE “FOR” EACH OF THESE PROPOSALS

Quorum

The presence (which would include presence at the virtual Shareholder Meeting), in person or by proxy, of shareholders holding a majority of the Ordinary Shares entitled to vote at the Shareholder Meeting constitutes a quorum at the Shareholder Meeting. Abstentions will be considered present for the purposes of establishing a quorum. The initial shareholders of JCIC, who own 20% of the issued and outstanding Ordinary Shares as of the Record Date, will count towards this quorum. As a result, as of the Record Date, in addition to the shares of the initial shareholders of JCIC, an additional 12,937,501 Ordinary Shares held by public shareholders would be required to be present at the Shareholder Meeting to achieve a quorum.

Abstentions and Broker Non-Votes

Abstentions will be considered present for the purposes of establishing a quorum but, as a matter of Cayman Islands law, will not constitute votes cast at the Shareholder Meeting and therefore will have no effect on the approval of any of the proposals voted upon at the Shareholder Meeting.

We believe that all of the proposals to be voted on at the Shareholder Meeting will be considered non- routine matters. As a result, if you hold your shares in “street name”, your bank, brokerage firm or other nominee cannot vote your shares on any of the proposals to be voted on at the Shareholder Meeting without your instruction. If you hold your shares in street name and do not provide instructions on any of the proposals, a broker non-vote will occur for any such proposal.

Broker non-votes will not be considered present for the purposes of establishing a quorum and will not constitute votes cast at the Shareholder Meeting and therefore will have no effect on the approval of any of the proposals voted upon at the Shareholder Meeting.

Vote Required for Approval

The approval of the Extension Amendment Proposal requires a special resolution under Cayman Islands law, being the affirmative vote of at least a two-thirds (2/3) majority of the votes cast by the holders of the issued Ordinary Shares, voting as a single class, who are present in person or represented by proxy and entitled to vote thereon at the Shareholder Meeting.

Approval of the Director Election Proposal requires an ordinary resolution under Cayman Islands law of the holders of Class B Ordinary Shares, being the affirmative vote of a majority of the votes cast by the holders of Class B Ordinary Shares, voting as a single class, who are present in person or represented by proxy and entitled to vote thereon at the Shareholder Meeting.

Approval of the Adjournment Proposal requires an ordinary resolution under Cayman Islands law, being the affirmative vote of a majority of the votes cast by the holders of the issued Ordinary Shares, voting as a single class, who are present in person or represented by proxy and entitled to vote thereon at the Shareholder Meeting.

The initial shareholders of JCIC have informed us of their intent to vote all of their Ordinary Shares in favor of the proposals being presented at the Shareholder Meeting, as applicable. As of the date of this proxy statement, the initial shareholders and officers of JCIC own 20% of the issued and outstanding Ordinary Shares.

The following table reflects the number of additional Public Shares required to approve each proposal:

Proposal	Approval Standard	Number of Additional Public Shares Required To Approve Proposal
		If Only Quorum is Present and All Present Shares Cast Votes	If All Shares Are Present and All Present Shares Cast Votes
Extension Amendment Proposal	Special Resolution[1]	5,750,001	20,125,000
Director Election Proposal	Ordinary Resolution of Class B Ordinary Shares[2]	0	0
Adjournment Proposal	Ordinary Resolution[2]	2,156,252	12,937,501

[1]

Under Cayman law, a special resolution requires the affirmative vote of at least a two-thirds (2/3) majority of the votes cast by the holders of the issued Ordinary Shares who are present in person or represented by proxy and entitled to vote thereon at the Shareholder Meeting.

[2]

Under Cayman law, an ordinary resolution requires the affirmative vote of a majority of the votes cast by the holders of the issued ordinary shares who are present in person or represented by proxy and entitled to vote thereon at the Shareholder Meeting.

Voting Your Shares

If you were a holder of record of Ordinary Shares as of the close of business on November 30, 2022, the record date for the Shareholder Meeting, you may vote with respect to the proposals in person or virtually at the Shareholder Meeting, or by completing, signing, dating and returning the enclosed proxy card in the postage-paid envelope provided. Only holders of Class B Ordinary Shares are entitled to vote on the Director Election Proposal. Your proxy card shows the number of Ordinary Shares that you own. If your shares are held in “street name” or are in a margin or similar account, you should contact your broker to ensure that votes related to the shares you beneficially own are properly counted.

There are three ways to vote your Ordinary Shares at the Shareholder Meeting:

Voting by Mail. By signing the proxy card and returning it in the enclosed prepaid and addressed envelope, you are authorizing the individuals named on the proxy card to vote your shares at the Shareholder Meeting in the manner you indicate. You are encouraged to sign and return the proxy card even if you plan to attend the Shareholder Meeting so that your shares will be voted if you are unable to attend the Shareholder Meeting. If you receive more than one proxy card, it is an indication that your shares are held in multiple accounts. Please sign and return all proxy cards to ensure that all of your shares are voted.

Voting in Person at the Meeting. If you attend the Shareholder Meeting and plan to vote in person, you will be provided with a ballot at the Shareholder Meeting. If your shares are registered directly in your name, you are considered the shareholder of record and you have the right to vote in person at the Shareholder Meeting. If you hold your shares in “street name,” which means your shares are held of record by a broker, bank or other nominee, you should follow the instructions provided by your broker, bank or nominee to ensure that votes related to the shares you beneficially own are properly counted. In this regard, you must provide the record holder of your shares with instructions on how to vote your shares or, if you wish to attend the Shareholder Meeting and vote in person, you will need to bring to the Shareholder Meeting a legal proxy from your broker, bank or nominee authorizing you to vote these shares.

Voting Electronically. You may attend, vote and examine the list of shareholders entitled to vote at the Shareholder Meeting by visiting https://www.cstproxy.com/jackcreekinvestmentcorp/ext2023 and entering the control number found on your proxy card, voting instruction form or notice included in the proxy materials.

Revoking Your Proxy. If you give a proxy, you may revoke it at any time before the Shareholder Meeting or at the Shareholder Meeting by doing any one of the following:

•	you may send another proxy card with a later date;

•

you may notify JCIC’s Chief Executive Officer in writing to Jack Creek Investment Corp., 386 Park Avenue South, 20th Floor, New York, NY 10016, before the Shareholder Meeting that you have revoked your proxy; or

•	you may attend the Shareholder Meeting, revoke your proxy, and vote in person, as indicated above.

No Additional Matters

The Shareholder Meeting has been called only to consider and vote on the approval of the Extension Amendment Proposal, the Director Election Proposal and the Adjournment Proposal. Under the Memorandum and Articles of Association, other than procedural matters incident to the conduct of the Shareholder Meeting, no other matters may be considered at the Shareholder Meeting if they are not included in this proxy statement, which serves as the notice of the Shareholder Meeting.

Who Can Answer Your Questions about Voting

If you are a JCIC shareholder and have any questions about how to vote or direct a vote in respect of your Ordinary Shares, you may call D.F. King & Co., Inc., our proxy solicitor, by calling (888) 567-1626, or banks and brokers can call (212) 269-5550, or by emailing JCIC@dfking.com.

Redemption Rights

Pursuant to the Memorandum and Articles of Association, holders of Class A Ordinary Shares may seek to redeem their shares for cash, regardless of whether they vote for or against, or whether they abstain from voting on, the Extension Amendment Proposal. In connection with the Extension Amendment Proposal and contingent upon the effectiveness of the implementation of the Charter Extension, any shareholder holding Class A Ordinary

Shares may demand that JCIC redeem such shares for a full pro rata portion of the Trust Account (which, for illustrative purposes, was $10.15 per share as of January 11, 2023), calculated as of two business days prior to the Shareholder Meeting. If a holder properly seeks redemption as described in this section, JCIC will redeem these shares for a pro rata portion of funds deposited in the Trust Account and the holder will no longer own these shares following the Shareholder Meeting. However, JCIC will not proceed with the Charter Extension if JCIC will not have at least $5,000,001 of net tangible assets following approval of the Extension Amendment Proposal, after taking into account Redemptions.

As a holder of Class A Ordinary Shares, you will be entitled to receive cash for any Class A Ordinary Shares to be redeemed only if you:

(i)	hold Class A Ordinary Shares;

(ii)

submit a written request to Continental, JCIC’s transfer agent, in which you (i) request that JCIC redeem all or a portion of your Class A Ordinary Shares for cash, and (ii) identify yourself as the beneficial holder of the Class A Ordinary Shares and provide your legal name, phone number and address; and

(iii)

deliver your Class A Ordinary Shares to Continental, JCIC’s transfer agent, physically or electronically through DTC; provided that if you have previously delivered and not withdrawn your Class A Ordinary Shares to Continental in connection with a valid redemption request in connection with the Business Combination Meeting, such share delivery is not required in connection with the Shareholder Meeting.

Holders must complete the procedures for electing to redeem their Class A Ordinary Shares in the manner described above prior to 5:00 p.m., Eastern Time, on January 20, 2023 (two business days before the initially scheduled date of the Shareholder Meeting) (the “Redemption Deadline”) in order for their shares to be redeemed.

The redemption rights include the requirement that a holder must identify itself in writing as a beneficial holder and provide its legal name, phone number and address to Continental in order to validly redeem its shares.

If you hold your shares in “street name,” you will have to coordinate with your broker to have your shares certificated or delivered electronically. Shares of JCIC that have not been tendered (either physically or electronically) in accordance with these procedures will not be redeemed for cash. There is a nominal cost associated with this tendering process and the act of certificating the shares or delivering them through DTC’s DWAC system. The Transfer Agent will typically charge the tendering broker $80 and it would be up to the broker whether or not to pass this cost on to the redeeming shareholder.

Any request for redemption, once made by a holder of Class A Ordinary Shares, may not be withdrawn following the Redemption Deadline, unless the Board determines (in its sole discretion) to permit such withdrawal of a redemption request (which it may do in whole or in part).

Any corrected or changed written exercise of redemption rights must be received by Continental, JCIC’s transfer agent, at least two business days prior to the initially scheduled date of the Shareholder Meeting. No request for redemption will be honored unless the holder’s Class A Ordinary Shares have been delivered (either physically or electronically) to Continental, JCIC’s transfer agent, prior to 5:00 p.m., Eastern Time, on January 20, 2023 (two business days before the initially scheduled date of the Shareholder Meeting).

Notwithstanding the foregoing, a public shareholder, together with any affiliate of such public shareholder or any other person with whom such public shareholder is acting in concert or as a “group” (as defined in Section 13(d)(3) of the Securities and Exchange Act of 1934 (the “Exchange Act”)), will be restricted from redeeming its Class A Ordinary Shares with respect to more than an aggregate of 15% of the Class A Ordinary Shares sold in the Initial Public Offering, without our prior consent. Accordingly, if a public shareholder, alone or acting in concert or as a group, seeks to redeem more than 15% of the outstanding Class A Ordinary Shares, then any such shares in excess of that 15% limit would not be redeemed for cash, without our prior consent.

The closing price of Class A Ordinary Shares on January 13, 2023, the most recent practicable date prior to the date of this proxy statement/prospectus was $10.20 per share. The cash held in the Trust Account on January 11, 2023 such date was approximately $350,000,000 (including interest not previously released to JCIC to pay its taxes) ($10.15 per Class A Ordinary Share). The Redemption price per share will be calculated based on the aggregate amount on deposit in the Trust Account, including interest earned on the funds held in the Trust Account and not previously released to JCIC to pay its taxes two business days prior to the initially scheduled date of the Shareholder Meeting. Prior to exercising redemption rights, shareholders should verify the market price of Class A Ordinary Shares as they may receive higher proceeds from the sale of their ordinary shares in the public market than from exercising their redemption rights if the market price per share is higher than the redemption price. JCIC cannot assure its shareholders that they will be able to sell their Class A Ordinary Shares in the open market, even if the market price per share is higher than the redemption price stated above, as there may not be sufficient liquidity in its securities when its shareholders wish to sell their shares.

If a holder of Class A Ordinary Shares exercises his, her or its redemption rights, then he, she or it will be exchanging his, her or its Class A Ordinary Shares for cash and will no longer own those shares. You will be entitled to receive cash for these shares only if you properly demand redemption by delivering your share certificate (either physically or electronically) to JCIC’s transfer agent two business days prior to the initially scheduled date of the Shareholder Meeting.

For a discussion of certain material U.S. federal income tax consequences for shareholders with respect to the exercise of these redemption rights, see “Certain Material U.S. Federal Income Tax Consequences.” The consequences of a redemption to any particular shareholder will depend on that shareholder’s particular facts and circumstances. Accordingly, you are urged to consult your tax advisor to determine your tax consequences from the exercise of your redemption rights, including the applicability and effect of U.S. federal, state, local and non-U.S. income and other tax laws in light of your particular circumstances.

Appraisal Rights

There are no appraisal rights available to JCIC’s shareholders in connection with the Extension Amendment Proposal.

Proxy Solicitation Costs

JCIC is soliciting proxies on behalf of the Board. This proxy solicitation is being made by mail, but also may be made by telephone or in person. JCIC has engaged D.F. King & Co., Inc. (“D.F. King”) to assist in the solicitation of proxies for the Shareholder Meeting. JCIC and its directors, officers and employees may also solicit proxies in person. JCIC will ask banks, brokers and other institutions, nominees and fiduciaries to forward this proxy statement and the related proxy materials to their principals and to obtain their authority to execute proxies and voting instructions.

JCIC will bear the entire cost of the proxy solicitation, including the preparation, assembly, printing, mailing and distribution of this proxy statement and the related proxy materials. JCIC will pay D.F. King a fee of $10,000, plus disbursements, reimburse D.F. King for its reasonable out-of-pocket expenses and indemnify D.F. King and its affiliates against certain claims, liabilities, losses, damages and expenses for its services as JCIC’s proxy solicitor. JCIC will reimburse brokerage firms and other custodians for their reasonable out-of-pocket expenses for forwarding this proxy statement and the related proxy materials to JCIC shareholders. Directors, officers and employees of JCIC who solicit proxies will not be paid any additional compensation for soliciting.

PROPOSAL NO. 1—THE EXTENSION AMENDMENT PROPOSAL

Overview

JCIC is proposing to amend its Memorandum and Articles of Association to extend the date by which JCIC has to consummate the Business Combination to the Charter Extension Date so as to give JCIC additional time to complete the Business Combination.

On August 3, 2022, JCIC entered into a business combination agreement (the “Merger Agreement”), pursuant to which, at the closing (the “Closing”) of the transactions contemplated thereunder (collectively, the “Transactions”), (i) Wildfire Merger Sub I, Inc. will merge with and into Blocker and Wildfire GP Sub IV will become general partner of the surviving entity (the “First Merger”), with Blocker as the surviving entity of the First Merger, (ii) Wildfire Merger Sub II, Inc. will merge with and into JCIC (the “Second Merger”), with JCIC as the surviving company of the Second Merger and (iii) Wildfire Merger Sub III, LLC will merge with and into Bridger (the “Third Merger” and together with First Merger and Second Merger, the “Mergers”), with Bridger as the surviving company of the Third Merger; following the Mergers, each of Blocker, JCIC, and Bridger shall be a subsidiary of New Bridger

Without the Charter Extension, JCIC believes that JCIC may not be able to complete the Business Combination on or before the Termination Date. If that were to occur, JCIC would be forced to liquidate.

As contemplated by the Memorandum and Articles of Association, the holders of JCIC’s Public Shares may elect to redeem all or a portion of their Public Shares in exchange for their pro rata portion of the funds held in the Trust Account if the Charter Extension is implemented.

On January 11, 2023, the redemption price per share was approximately $10.15, based on the aggregate amount on deposit in the Trust Account of approximately $350,000,000 as of January 11, 2023 (including interest not previously released to JCIC to pay its taxes), divided by the total number of then outstanding Public Shares. The Redemption price per share will be calculated based on the aggregate amount on deposit in the Trust Account, including interest earned on the funds held in the Trust Account and not previously released to JCIC to pay its taxes two business days prior to the initially scheduled date of the Shareholder Meeting. The closing price of the Class A Ordinary Shares on Nasdaq on January 13, 2023 was $10.20. Accordingly, if the market price of the Class A Ordinary Shares were to remain the same until the date of the Shareholder Meeting, exercising redemption rights would result in a public shareholder receiving approximately $0.05 less per share than if the shares were sold in the open market (based on the per share redemption price as of January 11, 2023). JCIC cannot assure shareholders that they will be able to sell their Class A Ordinary Shares in the open market, even if the market price per share is lower than the redemption price stated above, as there may not be sufficient liquidity in its securities when such shareholders wish to sell their shares. JCIC believes that such redemption right enables its public shareholders to determine whether or not to sustain their investments for an additional period if JCIC does not complete the Business Combination on or before the Termination Date.

You are not being asked to vote on the proposed business combination with Bridger on the attached proxy. The Business Combination Proxy contains information regarding the Business Combination Meeting and the proposals being presented thereat. If the Charter Extension is implemented and you do not elect to redeem your public shares, you will retain the right to vote on the proposed business combination with Bridger at the Business Combination Meeting (to the extent such meeting is held after the Special Meeting) and the right to redeem your public shares into a pro rata portion of the Trust Account in the event the proposed Business Combination is approved and completed or JCIC has not consummated the Business Combination by the Extended Date.

Reasons for the Extension Amendment Proposal

JCIC’s Memorandum and Articles of Association provides that JCIC has until January 26, 2023 to complete the Business Combination. JCIC and its officers and directors agreed that they would not seek to amend JCIC’s Memorandum and Articles of Association to allow for a longer period of time to complete the Business

Combination unless JCIC provided holders of its Public Shares with the right to seek redemption of their Public Shares in connection therewith. As previously announced, JCIC entered into the Merger Agreement on August 3, 2022. Pursuant to and subject to the terms and conditions of the Merger Agreement, the parties agreed to effect the Business Combination. The Board currently believes that there may not be sufficient time before January 26, 2023 to complete the Business Combination. Accordingly, in order to ensure that JCIC is able to consummate the Business Combination, JCIC will need to obtain the Charter Extension. Without the Charter Extension, there is some risk that JCIC might not, despite its best efforts, be able to complete the Business Combination on or before the Termination Date. If that were to occur, JCIC would be precluded from completing the Business Combination and would be forced to liquidate even if JCIC’s shareholders are otherwise in favor of consummating the Business Combination. For more information about the Business Combination, see our Current Reports on Form 8-K filed with the SEC on December August 4, 2022 and November 7, 2022 and our definitive proxy statement filed with the SEC on December 20, 2022 and mailed to JCIC shareholders on or about December 20, 2022.

The foregoing Amended and Restated Memorandum and Articles of Association provision was included to protect JCIC shareholders from having to sustain their investments for an unreasonably long period if JCIC failed to find a suitable business combination in the timeframe contemplated by the Amended and Restated Memorandum and Articles of Association. However, that it is in the best interests of JCIC and its shareholders to complete the Business Combination and that circumstances warrant providing public shareholders additional time to consider the Business Combination.

The Extension Amendment Proposal is essential to allowing JCIC additional time to consummate the Business Combination. Approval of the Extension Amendment Proposal is a condition to the implementation of the Charter Extension. JCIC will not proceed with the Charter Extension if JCIC will not have at least $5,000,001 of net tangible assets following approval of the Extension Amendment Proposal, after taking into account the Redemptions.

Sponsor Contribution

JCIC Sponsor LLC (the “Sponsor”) has agreed that if the Extension Amendment Proposal is approved, it will contribute to the trust account (the “Trust Account”) established to hold a portion of the proceeds of the initial public offering (the “Initial Public Offering”) and the concurrent sale of the private placement warrants (the “Private Placement Warrants”), $200,000 in cash, which will be deposited on the day of the approval of the Extension Amendment Proposal (the “Contribution”).

The Sponsor will not make the Contribution unless the Extension Amendment Proposal is approved and the Termination Date is extended to the Charter Extension Date. The Contribution will not bear any interest.

If the Extension Amendment Proposal is Not Approved

If the Extension Amendment Proposal is not approved, and the Business Combination is not completed on or before the Termination Date, then, as contemplated by and in accordance with the Memorandum and Articles of Association, JCIC will (i) cease all operations except for the purpose of winding up; (ii) as promptly as reasonably possible but not more than ten business days thereafter, redeem the Public Shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest earned on the funds held in the Trust Account and not previously released to JCIC to pay its taxes, if any (less up to $100,000 of interest to pay dissolution expenses) divided by the number of the then-outstanding Public Shares, which redemption will completely extinguish public shareholders’ rights as shareholders (including the right to receive further liquidation distributions, if any); and (iii) as promptly as reasonably possible following such redemption, subject to the approval of JCIC’s remaining shareholders and the Board, liquidate and dissolve, subject in the case of clauses (ii) and (iii) to JCIC’s obligations under Cayman Islands law to provide for claims of creditors and the requirements of other applicable law.

There will be no distribution from the Trust Account with respect to JCIC’s warrants, which will expire worthless in the event JCIC dissolves and liquidates the Trust Account.

The Sponsor, the officers and directors and the initial shareholders of JCIC have waived their rights to participate in any liquidation distribution with respect to the 8,625,000 Class B Ordinary Shares held by them.

If the Extension Amendment Proposal is Approved

If the Extension Amendment Proposal is approved, JCIC shall procure that all filings required to be made with the Registrar of Companies of the Cayman Islands in connection with the Extension Amendment Proposal to extend the time it has to complete the Business Combination until the Charter Extension Date are made. JCIC will then continue to attempt to consummate the Business Combination until the Charter Extension Date. JCIC will remain a reporting company under the Exchange Act and its Class A Ordinary Shares and Public Warrants will remain publicly traded during this time.

In addition, JCIC will not proceed with the Charter Extension if JCIC will not have at least $5,000,001 of net tangible assets following approval of the Extension Amendment Proposal, after taking into account the Redemptions.

You are not being asked to vote on the proposed business combination with Bridger on the attached proxy. The Business Combination Proxy contains information regarding the Business Combination Meeting and the proposals being presented thereat. If the Charter Extension is implemented and you do not elect to redeem your public shares, you will retain the right to vote on the proposed business combination with Bridger at the Business Combination Meeting (to the extent such meeting is held after the Special Meeting) and the right to redeem your public shares into a pro rata portion of the Trust Account in the event the proposed Business Combination is approved and completed or JCIC has not consummated a business combination by the Extended Date.

Interests of the Sponsor, JCIC’s Directors, Officers and Initial Shareholders

When you consider the recommendation of the Board, JCIC shareholders should be aware that aside from their interests as shareholders, the Sponsor, certain members of the Board, officers and the initial shareholders of JCIC have interests that are different from, or in addition to, those of other shareholders generally. The Board was aware of and considered these interests, among other matters, in recommending to JCIC shareholders that they approve the Extension Amendment Proposal. JCIC shareholders should take these interests into account in deciding whether to approve the Extension Amendment Proposal:

•

the fact that the Sponsor paid $9,400,000 for 9,400,000 Private Placement Warrants, each of which is exercisable commencing on the later of 12 months from the closing of our Initial Public Offering and 30 days following the closing of a Business Combination for one Class A Ordinary Share at $11.50 per share; if the Extension Amendment Proposal is not approved and we do not consummate a Business Combination by January 26, 2023, then the proceeds from the sale of the JCIC Private Placement Warrants will be part of the liquidating distribution to the public shareholders and the warrants held by our Sponsor will be worthless;

•

the fact that the initial shareholders of JCIC, including the Sponsor (and certain of JCIC’s officers and directors who are members of the Sponsor), have invested in JCIC an aggregate of $9,425,000, comprised of the $25,000 purchase price for 8,625,000 Class B Ordinary Shares and the $9,400,000 purchase price for 9,400,000 Private Placement Warrants. Assuming a trading price of $10.20 per Class A Ordinary Share and $0.22 per Public Warrant (based upon the respective closing prices of the Class A Ordinary Shares and the Public Warrants on Nasdaq on January 13, 2023, the most recent practicable date prior to the date of this proxy statement/prospectus), the 8,625,000 Class B Ordinary Shares and 9,400,000 Private Placement Warrants would have an implied aggregate market value of approximately $90,043,000. Even if the trading price of the shares of Class A Ordinary Shares were as low as $1.09 per share, the aggregate market value of the Class B Ordinary Shares alone (without taking into account the value of the Private Placement Warrants) would be approximately equal to the initial investment in JCIC by the initial shareholders of JCIC. As a result, if the Business Combination is completed, the initial shareholders of JCIC are likely to be able to make a substantial profit on their investment in JCIC at a time when the Class A Ordinary Shares have lost significant value. On the other hand, if the Extension Amendment Proposal is not approved and JCIC liquidates without completing the Business Combination before January 26, 2023, the initial shareholders of JCIC will lose their entire investment in JCIC;

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the fact that the Sponsor, JCIC’s directors, officers and initial shareholders have agreed not to redeem any Ordinary Shares held by them in connection with a shareholder vote to approve the Business Combination or the Extension Amendment Proposal;

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the fact that the initial shareholders of JCIC and JCIC’s other current officers and directors have agreed to waive their rights to liquidating distributions from the Trust Account with respect to any Ordinary Shares (other than Public Shares) held by them if the Extension Amendment Proposal is not approved and JCIC fails to complete the Business Combination by January 26, 2023;

•	the indemnification of JCIC’s existing directors and officers and the liability insurance maintained by JCIC;

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the fact that the Sponsor and JCIC’s officers and directors will lose their entire investment in JCIC and will not be reimbursed for any loans extended, fees due or out-of-pocket expenses if the Extension Amendment Proposal is not approved and the Business Combination is not consummated by January 26, 2023. As of the date of this proxy statement the Sponsor has advanced funds to JCIC for working capital purposes, including $1,150,000 as of January 13, 2023. These outstanding advances have been documented in a promissory note, dated as of February 16, 2022 (the “Promissory Note”) issued by JCIC to the Sponsor, pursuant to which JCIC may borrow up to $1,500,000 from the Sponsor (including those amounts which are currently outstanding). The Promissory Note is non-interest bearing, unsecured and due and payable in full on the earlier of the date JCIC consummates an initial business combination and the winding up of JCIC. If JCIC does not complete an initial business combination within the required period, it may use a portion of its working capital held outside the Trust Account to repay such advances and any other working capital advances made to JCIC, but no proceeds held in the Trust Account would be used to repay such advances and any other working capital advances made to JCIC, and such related party may not be able to recover the value it has loaned to JCIC and any other working capital advances it may make; and

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the fact that if the Trust Account is liquidated, including in the event JCIC is unable to complete an initial business combination within the required time period, Sponsor has agreed to indemnify JCIC to ensure that the proceeds in the Trust Account are not reduced below $10.00 per JCIC public share, or such lesser per public share amount as is in the Trust Account on the Termination Date, by the claims of prospective target businesses with which JCIC has entered into an acquisition agreement or claims of any third party for services rendered or products sold to JCIC, but only if such a vendor or target business has not executed a waiver of any and all rights to seek access to the Trust Account.

Redemption Rights

Pursuant to the Memorandum and Articles of Association, holders of Class A Ordinary Shares may seek to redeem their shares for cash, regardless of whether they vote for or against, or whether they abstain from voting on, the Extension Amendment Proposal. In connection with the Extension Amendment Proposal and contingent upon the effectiveness of the implementation of the Charter Extension, any shareholder holding Class A Ordinary Shares may demand that JCIC redeem such shares for a full pro rata portion of the Trust Account (which, for illustrative purposes, was $10.15 per share as of January 11, 2023, calculated as of two business days prior to the Shareholder Meeting. If a holder properly seeks redemption as described in this section, JCIC will redeem these shares for a pro rata portion of funds deposited in the Trust Account and the holder will no longer own these shares following the Shareholder Meeting. However, JCIC will not proceed with the Charter Extension if JCIC will not have at least $5,000,001 of net tangible assets following approval of the Extension Amendment Proposal, after taking into account Redemptions.

As a holder of Class A Ordinary Shares, you will be entitled to receive cash for any Class A Ordinary Shares to be redeemed only if you:

(i)	hold Class A Ordinary Shares;

(ii)

submit a written request to Continental, JCIC’s transfer agent, in which you (i) request that JCIC redeem all or a portion of your Class A Ordinary Shares for cash, and (ii) identify yourself as the beneficial holder of the Class A Ordinary Shares and provide your legal name, phone number and address; and

(iii)

deliver your Class A Ordinary Shares to Continental, JCIC’s transfer agent, physically or electronically through DTC; provided that if you have previously delivered and not withdrawn your Class A Ordinary Shares to Continental in connection with a valid redemption request in connection with the Business Combination Meeting, such share delivery is not required in connection with the Shareholder Meeting.

Holders must complete the procedures for electing to redeem their Class A Ordinary Shares in the manner described above prior to 5:00 p.m., Eastern Time, on January 20, 2023 (two business days before the initially scheduled date of the Shareholder Meeting) in order for their shares to be redeemed.

The redemption rights include the requirement that a holder must identify itself in writing as a beneficial holder and provide its legal name, phone number and address to Continental in order to validly redeem its shares.

If you hold the shares in “street name,” you will have to coordinate with your broker to have your shares certificated or delivered electronically. Shares of JCIC that have not been tendered (either physically or electronically) in accordance with these procedures will not be redeemed for cash. There is a nominal cost associated with this tendering process and the act of certificating the shares or delivering them through DTC’s DWAC system. The Transfer Agent will typically charge the tendering broker $80 and it would be up to the broker whether or not to pass this cost on to the redeeming shareholder.

Any request for redemption, once made by a holder of Class A Ordinary Shares, may not be withdrawn following the Redemption Deadline, unless the Board determines (in its sole discretion) to permit such withdrawal of a redemption request (which it may do in whole or in part).

Any corrected or changed written exercise of redemption rights must be received by Continental, JCIC’s transfer agent, at least two business days prior to the initially scheduled date of the Shareholder Meeting. No request for redemption will be honored unless the holder’s Class A Ordinary Shares have been delivered (either physically or electronically) to Continental, JCIC’s transfer agent, prior to 5:00 p.m., Eastern Time, on January 20, 2023 (two business days before the initially scheduled date of the Shareholder Meeting).

Notwithstanding the foregoing, a public shareholder, together with any affiliate of such public shareholder or any other person with whom such public shareholder is acting in concert or as a “group” (as defined in Section 13(d)(3) of the Exchange Act), will be restricted from redeeming its Class A Ordinary Shares with respect to more than an aggregate of 15% of the Class A Ordinary Shares sold in the Initial Public Offering, without our prior consent. Accordingly, if a public shareholder, alone or acting in concert or as a group, seeks to redeem more than 15% of the outstanding Class A Ordinary Shares, then any such shares in excess of that 15% limit would not be redeemed for cash, without our prior consent.

The closing price of Class A Ordinary Shares on January 13, 2023, the most recent practicable date prior to the date of this proxy statement/Prospectus, was $10.20 per share. The cash held in the Trust Account on such date was approximately $350,000,000 (including interest not previously released to JCIC to pay its taxes) ($10.15 per Class A Ordinary Share). The Redemption price per share will be calculated based on the aggregate amount on deposit in the Trust Account, including interest earned on the funds held in the Trust Account and not previously released to JCIC to pay its taxes two business days prior to the Shareholder Meeting. Prior to exercising redemption rights, shareholders should verify the market price of Class A Ordinary Shares as they may receive higher proceeds from the sale of their ordinary shares in the public market than from exercising their redemption rights if the market price per share is higher than the redemption price. JCIC cannot assure its shareholders that they will be able to sell their Class A Ordinary Shares in the open market, even if the market price per share is higher than the redemption price stated above, as there may not be sufficient liquidity in its securities when its shareholders wish to sell their shares.

If a holder of Class A Ordinary Shares exercises his, her or its redemption rights, then he, she or it will be exchanging its Class A Ordinary Shares for cash and will no longer own those shares. You will be entitled to receive cash for these shares only if you properly demand redemption by delivering your share certificate (either physically or electronically) to JCIC’s transfer agent two business days prior to the initially scheduled date of the Shareholder Meeting.

Your right to redeem in connection with the Special Meeting relating to the Extension Amendment Proposal does not affect the right of JCIC shareholders to elect to redeem their public shares in connection with the Business Combination, which is a separate and additional redemption right available to JCIC shareholders. JCIC shareholders seeking to exercise their redemption rights in connection with the Business Combination should follow the instructions for the exercise of such rights set forth in the definitive proxy statement/final prospectus relating to the Business Combination Meeting. Our definitive proxy statement in connection with the Business Combination was filed with the SEC on December 20, 2022 and mailed to JCIC shareholders on or about December 20, 2022.

Vote Required for Approval

The approval of the Extension Amendment Proposal requires a special resolution under Cayman Islands law, being the affirmative vote of at least a two-thirds (2/3) majority of the votes cast by the holders of the issued Ordinary Shares, voting as a single class, who are present in person or represented by proxy and entitled to vote thereon at the Shareholder Meeting. Abstentions will be considered present for the purposes of establishing a quorum but, as a matter of Cayman Islands law, will not constitute votes cast at the Shareholder Meeting and therefore will have no effect on the approval of the Extension Amendment Proposal.

As of the date of this proxy statement, the initial shareholders of JCIC have agreed to vote any Ordinary Shares owned by them in favor of the Extension Amendment Proposal. As of the date hereof, the initial shareholders of JCIC own 20% of the issued and outstanding Ordinary Shares and have not purchased any Public Shares, but may do so at any time. As a result, in addition to the initial shareholders of JCIC, approval of the Extension Amendment Proposal will require the affirmative vote of at least 20,125,000 Ordinary Shares held by public shareholders (or approximately 46.7% of the Class A Ordinary Shares) if all Ordinary Shares are represented at the Shareholder Meeting and cast votes, and the affirmative vote of at least 5,750,001 Ordinary Shares held by public shareholders (or approximately 16.7% of the Class A Ordinary Shares) if only such shares as are required to establish a quorum are represented at the Shareholder Meeting and cast votes.

Resolution

The full text of the resolution to be voted upon is as follows: “RESOLVED, as a special resolution that:

a)	the first sentence of Article 49.7 of JCIC’s Amended and Restated Memorandum and Articles of Association be deleted in its entirety and replaced with the following new first sentence of Article 49.7:

“In the event that the Company does not consummate a Business Combination by February 27, 2023, or such later time as the Members may approve in accordance with the Articles, the Company shall:”

b)	Article 49.8(a) of JCIC’s Amended and Restated Memorandum and Articles of Association be deleted in its entirety and replaced with the following new Article 49.8(a):

“to modify the substance or timing of the Company’s obligation to: (i) allow redemptions of the Public Shares in connection with a Business Combination or: (ii) redeem 100 per cent of the Public Shares if the Company has not completed a Business Combination by February 27, 2023, or such later time as the Members may approve in accordance with the Articles; and/or”

c)	Article 49.10(b) of JCIC’s Amended and Restated Memorandum and Articles of Association be deleted in its entirety and replaced with the following new Article 49.10(b):

“vote as a class with the Public Shares: (i) on the Company’s initial Business Combination or on any other proposal presented to shareholders prior to or in connection with the completion of an initial Business Combination; or (ii) to approve an amendment to the Memorandum or the Articles to (x) extend the time we have to consummate a business combination beyond February 27, 2023 or (y) amend this Article 49.10.””

Recommendation of the Board

THE BOARD UNANIMOUSLY RECOMMENDS THAT JCIC SHAREHOLDERS VOTE “FOR” THE EXTENSION AMENDMENT PROPOSAL.

PROPOSAL NO. 2—THE DIRECTOR ELECTION PROPOSAL

Our Board is divided into three classes, each of which will generally serve for a term of three years with only one class of directors being elected in each year. At the Shareholder Meeting, Heather Hartnett, JCIC’s sole Class I director, whose term is set to expire at JCIC’s first annual general meeting, is nominated for election to the Board to serve for the ensuing three-year period or until a successor is elected and qualified or her earlier resignation or removal. Ms. Hartnett’s biography is set forth below under the section entitled “Corporate Governance – Director Nominated for Election”.

Vote Required for Approval

The approval of the Director Election Proposal requires an ordinary resolution under Cayman Islands law of the holders of Class B Ordinary Shares, being the affirmative vote of at least a majority of the votes cast by the holders of the Class B Ordinary Shares, voting as a single class, who are present in person or represented by proxy and entitled to vote thereon at the Shareholder Meeting. Abstentions will be considered present for the purposes of establishing a quorum but, as a matter of Cayman Islands law, will not constitute votes cast at the Shareholder Meeting and therefore will have no effect on the approval of the Director Election Proposal.

Resolution

The full text of the resolution to be voted upon is as follows: “RESOLVED, as an ordinary resolution of the Class B Ordinary Shares, that Class I director Heather Hartnett be appointed to serve on the Board of JCIC for a three-year term expiring at the third succeeding annual general meeting after her election, or until her successor has been elected and qualified.

Recommendation of the Board

THE BOARD UNANIMOUSLY RECOMMENDS THAT JCIC SHAREHOLDERS VOTE “FOR” THE ELECTION OF HEATHER HARTNETT AS A DIRECTOR OF JCIC.

CORPORATE GOVERNANCE

Directors and Executive Officers

Our Board is divided into three classes, with only one class of directors being appointed in each year, and with each class (except for those directors appointed prior to our first annual general meeting) serving a three-year term. Prior to the completion of an initial business combination, any vacancy on the board of directors may be filled by a nominee chosen by holders of a majority of JCIC’s Class B Ordinary Shares (“Founder Shares”). In addition, prior to the completion of an initial business combination, holders of a majority of JCIC’s Founder Shares may remove a member of the Board for any reason.

JCIC’s officers are appointed by the Board and serve at the discretion of the Board, rather than for specific terms of office. JCIC’s Board is authorized to appoint persons to the offices set forth in JCIC’s amended and restated memorandum and articles of association as it deems appropriate. JCIC’s amended and restated memorandum and articles of association provide that JCIC’s officers may consist of one or more chairman of the board, chief executive officer, president, chief financial officer, vice presidents, secretary, treasurer and such other offices as may be determined by the board of directors.

Name	Age	Position
Jeffrey E. Kelter	68	Executive Chairman and Chairman of the Board
Robert F. Savage	54	Chief Executive Officer
Thomas Jermoluk	66	President, Director
James H. Clark	78	Chief Technology Officer
Lauren D. Ores	42	Chief Financial Officer
Heather Hartnett	39	Director
Samir Kaul	48	Director
Richard Noll	65	Director

Director Nominated for Election

Heather Hartnett

Heather Hartnett serves as a director of JCIC and as Chair of the Compensation Committee. Since 2015, Ms. Hartnett has served as the Chief Executive Officer and General Partner of Human Ventures, a New York City- based venture capital fund backing, building and scaling industry-changing technology companies through a startup studio model. Since launching six years ago under Hartnett’s leadership, Human Ventures has invested in and co-built more than 50 companies. Those companies have grown to a combined more than $4.1 billion in enterprise value and have gone on to raise over $500 million in additional capital from notable later stage investors. Key investments and board positions include Reserve Media, Inc. (acquired), Current, theSkimm, Tiny Organics Inc., Tia Health and Daily Muse Inc. Ms. Hartnett is an active leader in the technology community, serving on the leadership council for Tech:NYC since 2017 and the board of Transact Global. She has also been a member of the prestigious Kauffman Fellowship executive education program in venture capital and innovation since 2018. Ms. Harnett’s extensive experience on the boards of directors of numerous technology companies and in venture capital make her well qualified to serve as a member of JCIC’s Board.

Continuing Directors and Officers

Jeffrey E. Kelter

Jeffrey E .Kelter is JCIC’s Executive Chairman and Chairman of JCIC’s Board. Mr. Kelter is a Co-Founder and a Partner of KSH Capital since 2015. KSH Capital provides real estate entrepreneurs with capital and expertise to seed or grow their platform. KSH Capital is focused on the deployment of the principals’ capital in domestic and international strategies that offer compelling long-term returns. Prior to founding KSH Capital, Mr. Kelter was a Founding Partner and Chief Executive Officer of KTR Capital Partners (“KTR”) from 2005 to 2015, a leading private equity real estate investment and operating company focused on the industrial property sector in North America. KTR and its commingled investment funds were sold in May 2015 to a joint venture of Prologis Inc. and Norges Bank Investment Management. Since its inception in 2004, KTR had raised three funds which totaled over $7.0 billion of investment capacity. Prior to founding KTR, Mr. Kelter was President, Chief Executive Officer and Trustee of Keystone Property Trust, an industrial real estate investment trust. Mr. Kelter founded the predecessor to Keystone in 1982, and took the company public in 1997, where he and the management team directed its operations until its sale in 2004 to Prologis. Prior to forming Keystone, he served as president and CEO of Penn Square Properties, Inc. in Philadelphia, Pennsylvania, a real estate company which he founded in 1982. Mr. Kelter currently serves on the Board of Directors of Invitation Homes (NYSE: INVH). From January 2014 to November 2017, Mr. Kelter served on the Board of Starwood Waypoint Homes, its predecessor. Mr. Kelter currently serves as a trustee of the Cold Spring Harbor Laboratory. Mr. Kelter previously served as a trustee for Trinity College from 2010 to April 2020 and Westminister School from September 2011 to April 2020. Mr. Kelter formerly served on the Board of Gramercy Property Trust (NYSE: GPT) from 2015 to 2018. Mr. Kelter received a B.A. in Urban Studies from Trinity College. Mr. Kelter’s extensive investment and entrepreneurial experience makes him well qualified to serve as a member of our Board.

Robert F. Savage

Robert F. Savage is JCIC’s Chief Executive Officer. Mr. Savage is a Co-Founder and President of KSH Capital since 2015. KSH Capital provides real estate entrepreneurs with capital and expertise to see or grow their platform. KSH Capital is focused on the deployment of the principals’ capital in domestic and international strategies that offer compelling long-term returns. Prior to founding KSH Capital, Mr. Savage was Co-founder, President of KTR from 2005 to 2015, an investment, development and operating company focused exclusively on the industrial property sector in North America. At KTR, Mr. Savage was co-head of the firm’s Investment Committee and responsible for management of the firm’s day-to-day operations, including oversight of capital deployment, portfolio management and capital markets activities. Previously, Mr. Savage was a Partner at Hudson Bay Partners, L.P. a private equity firm focused on investing in real estate-intensive operating businesses. Mr. Savage also worked in the Investment Banking Division at Merrill Lynch & Co. where he specialized in corporate finance and M&A advisory services for REITs, private equity funds and hospitality companies. Mr. Savage is Chairman of the Board of Directors of VolunteerMatch.org, a San Francisco based 501(c)(3) that operates the largest volunteer network in the nonprofit world. Mr. Savage is a member of the Board of Trustees of Mount Sinai and the Taft School and is Director of Environmental Waste International Inc. (TSX: EWS). He was previously Chairman of the Board of Directors of New Senior Investment Group (NYSE: SNR). Mr. Savage received a A.B. in Business Economics and Urban Studies from Brown University.

Thomas Jermoluk

Thomas Jermoluk serves as a director of JCIC and JCIC’s President. Mr. Jermoluk has been the Chief Executive Officer and Co-Founder of Beyond Identity since April 2020, a cybersecurity company specializing in passwordless identity management. Since 2008, Mr. Jermoluk has been Partner at Clark Jermoluk Founders Fund, an early stage venture capital firm along with James H. Clark. Previously, from 2005 to 2009 Mr. Jermoluk was CEO of Hyperion Development Group. From 2000 to 2005 Mr. Jermoluk was General Partner at Kleiner Perkins, one of Silicon Valley’s oldest and most established venture capital firms and from 1996-2000 he was Chairman and CEO of @Home Networks, a highspeed internet service pioneer. For ten years ending 1996, Mr. Jermoluk held various positions at Silicon Graphics, Inc., including most recently President and Chief Operating Officer. Throughout his career, Mr. Jermoluk has served on the Board of Directors of numerous other private and public companies. Mr. Jermoluk earned B.S. and M.S. degrees in Computer Science from Virginia Tech. Mr. Jermoluk’s extensive venture capital and technological operating experience makes him well qualified to serve as a member of JCIC’s Board.

James H. Clark

James H. Clark is JCIC’s Chief Technology Officer. Dr. Clark is an American entrepreneur and computer scientist. Dr. Clark is presently Chairman and Co-Founder of Beyond Identity a cybersecurity company specializing in passwordless identity management. He has founded several notable Silicon Valley technology companies, including Silicon Graphics, Inc., Netscape Communications Corporation, myCFO, Healtheon, CommandScape, and most recently Beyond Identity. Dr. Clark earned both a B.S. and M.S. in Physics from The University of New Orleans, and a PhD in Computer Science from The University of Utah. He also holds Honorary Doctorate Degrees from University of New Orleans and Tulane University. Dr. Clark is a member of the Horatio Alger Association, the National Academy of Engineering and the National Academy of Arts and Sciences.

Lauren D. Ores

Lauren D. Ores is JCIC’s Chief Financial Officer. Ms. Ores has served as Chief Financial Officer, and prior to that as Vice President, Planning and Finance, at KSH Capital since its founding in 2015. Prior to joining KSH Capital, Ms. Ores served as Vice President, Capital Markets at KTR, a leading private equity real estate investment and operating company focused exclusively on the industrial property sector in North America. At KTR, Ms. Ores was responsible for investor relations and the execution of capital markets activities for the company. Before re-joining KTR in 2011, Ms. Ores spent four years as an Associate in the Portfolio Management group at Deutsche Asset Management (formerly RREEF). Prior to that Ms. Ores was the Accounting and Finance Manager at KTR. She received a B.S. in Business Administration from Villanova University and an MBA from Northwestern University’s Kellogg School of Business.

Samir Kaul

Samir Kaul serves as a director of JCIC and as Chair of the Nominating Committee. Mr. Kaul is a Founding Partner and Managing Director at Khosla Ventures, where he focuses on health, sustainability, food, and advanced technology investments. Mr. Kaul led the firm’s investments in Vicarious Surgical NYSE: RBOT, SLD (acquired by Kyocera), Guardant Health Nasdaq: GH, Impossible Foods, Mojo Vision, NanoH2O (acquired by LG Chem), Nutanix Nasdaq: NTNX, Oscar Nasdaq: OSCR, Quantumscape Nasdaq: QS, Ultima, Raxium, Connie Health, Statespace, OpenStore, Varda, Rightway Heath, and Mirvie, among others. Previously, Mr. Kaul was at Flagship Ventures where he founded and invested in early-stage biotechnology companies, and Craig Venter’s Institute for Genomic Research where he led the Arabidopsis Genome Initiative. He is active in philanthropy and has been a long-standing member of the leadership committee of the Tipping Point Community, a board member of UCSF Benioff Children’s Hospital, and on the Board of Trustees for the US Ski and Snowboard Association. Mr. Kaul holds a B.S. degree in Biology from the University of Michigan, an M.S. degree in Biochemistry from the University of Maryland and an M.B.A. degree from Harvard Business School. Mr. Kaul is qualified to serve as a member of JCIC’s board due to his wide-ranging experience in technology companies and insight in the management of startup companies and the building of companies from early stage to commercial scale.

Richard Noll

Richard Noll serves as a director of JCIC and as Chair of the Audit Committee. Since January 2020, Mr. Noll is Chairman of the Board of Reynolds Consumer Products Inc., and serves on the Audit Committee and Compensation, Nominating and Corporate Governance Committee. Previously Mr. Noll served as Chairman of the Board of Directors of Hanesbrands Inc. from 2009 to 2019, and Chief Executive Officer from 2006 to 2016. Previously Mr. Noll worked at Sara Lee Corporation for 14 years in various management positions, including President and Chief Operating Officer of Branded Apparel and Chief Executive Officer and Chief Operating Officer of Sara Lee Bakery Group, and led the turnarounds of several Sara Lee Corporation bakery and apparel businesses. Mr. Noll has also served as a director of Fresh Market Inc. from 2011 to 2016 and as a director of Carter’s Inc. from 2019-2021. Mr. Noll received a B.A. in Business Administration from Pennsylvania State University and an MSIA from Carnegie Mellon University. Mr. Noll’s extensive experience in managing, operating and serving on the board of directors of numerous consumer product companies make him well qualified to serve as a member of JCIC’s Board.

Director independence

Nasdaq listing standards require that a majority of JCIC’s Board be independent. JCIC’s Board has determined that Heather Hartnett, Samir Kaul, and Richard Noll are “independent directors” as defined in the Nasdaq listing standards. JCIC’s independent directors have regularly scheduled meetings at which only independent directors are present.

Committees of the Board

JCIC’s Board has three standing committees: an audit committee, a nominating committee and a compensation committee. Subject to phase-in rules and a limited exception, the rules of Nasdaq and Rule 10A-3 of the Exchange Act require that the audit committee of a listed company be comprised solely of independent directors. Subject to phase-in rules and a limited exception, the rules of Nasdaq require that the compensation committee and the nominating committee of a listed company be comprised solely of independent directors.

Audit committee

Heather Hartnett, Samir Kaul, and Richard Noll serve as members of JCIC’s audit committee. JCIC’s Board has determined that each of Heather Hartnett, Samir Kaul, and Richard Noll are independent under the Nasdaq listing standards and applicable SEC rules. Richard Noll serves as the Chairman of the audit committee. Under the Nasdaq listing standards and applicable SEC rules, JCIC is required to have at least three members of the audit committee, all of whom must be independent within one year of the listing of the JCIC Class A Ordinary Shares. Each member of the audit committee is financially literate and JCIC’s board of directors has determined that Samir Kaul qualifies as an “audit committee financial expert” as defined in applicable SEC rules.

The audit committee is responsible for:

•	meeting with JCIC’s independent registered public accounting firm regarding, among other issues, audits, and adequacy of JCIC’s accounting and control systems;

•	monitoring the independence of the independent registered public accounting firm;

•	verifying the rotation of the lead (or coordinating) audit partner having primary responsibility for the audit and the audit partner responsible for reviewing the audit as required by law;

•	inquiring and discussing with management JCIC’s compliance with applicable laws and regulations;

•	pre-approving all audit services and permitted non-audit services to be performed by JCIC’s independent registered public accounting firm, including the fees and terms of the services to be performed;

•	appointing or replacing the independent registered public accounting firm;

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determining the compensation and oversight of the work of the independent registered public accounting firm (including resolution of disagreements between management and the independent auditor regarding financial reporting) for the purpose of preparing or issuing an audit report or related work;

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establishing procedures for the receipt, retention and treatment of complaints received by JCIC regarding accounting, internal accounting controls or reports which raise material issues regarding JCIC’s financial statements or accounting policies;

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monitoring compliance on a quarterly basis with the terms of the Public Offering and, if any noncompliance is identified, immediately taking all action necessary to rectify such noncompliance or otherwise causing compliance with the terms of the Initial Public Offering; and

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reviewing and approving all payments made to our existing shareholders, executive officers or directors and their respective affiliates. Any payments made to members of our audit committee will be reviewed and approved by JCIC’s Board, with the interested director or directors abstaining from such review and approval.

Nominating committee

Heather Hartnett, Samir Kaul, and Richard Noll serve as members of JCIC’s nominating committee, and Samir Kaul serves as chairman of the nominating committee. Under the Nasdaq listing standards, JCIC is required to have a nominating committee composed entirely of independent directors. JCIC’s Board has determined that each of Heather Hartnett, Samir Kaul, and Richard Noll are independent.

The nominating committee is responsible for overseeing the selection of persons to be nominated to serve on JCIC’s board of directors. The nominating committee considers persons identified by its members, management, shareholders, investment bankers and others.

Guidelines for selecting director nominees

The guidelines for selecting nominees, which are specified in a charter adopted by JCIC, generally provide that persons to be nominated:

•	should have demonstrated notable or significant achievements in business, education or public service;

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should possess the requisite intelligence, education and experience to make a significant contribution to the board of directors and bring a range of skills, diverse perspectives and backgrounds to its deliberations; and

•	should have the highest ethical standards, a strong sense of professionalism and intense dedication to serving the interests of the shareholders.

The nominating committee will consider a number of qualifications relating to management and leadership experience, background and integrity and professionalism in evaluating a person’s candidacy for membership on the board of directors. The nominating committee may require certain skills or attributes, such as financial or accounting experience, to meet specific board needs that arise from time to time and will also consider the overall experience and makeup of its members to obtain a broad and diverse mix of board members. The nominating committee does not distinguish among nominees recommended by shareholders and other persons.

Compensation committee

Heather Hartnett, Samir Kaul and Richard Noll serve as members of JCIC’s compensation committee, and Heather Hartnett serves as chairman of the compensation committee.

Under the Nasdaq listing standards, JCIC is required to have a compensation committee composed entirely of independent directors. JCIC’s Board has determined that each of Heather Hartnett, Samir Kaul, and Richard Noll are independent. JCIC has adopted a compensation committee charter, which details the principal functions of the compensation committee, including:

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reviewing and approving on an annual basis the corporate goals and objectives relevant to JCIC’s President’s, Chief Financial Officer’s and Chief Executive Officer’s compensation, evaluating JCIC’s President’s, Chief Financial Officer’s and Chief Executive Officer’s performance in light of such goals and objectives and determining and approving the remuneration (if any) of JCIC’s President, Chief Financial Officer and Chief Executive Officer based on such evaluation;

•	reviewing and approving the compensation of all of JCIC’s other Section 16 executive officers;

•	reviewing JCIC’s executive compensation policies and plans;

•	implementing and administering JCIC’s incentive compensation equity-based remuneration plans;

•	assisting management in complying with JCIC’s proxy statement and annual report disclosure requirements;

•	approving all special perquisites, special cash payments and other special compensation and benefit arrangements for JCIC’s executive officers and employees;

•	producing a report on executive compensation to be included in JCIC’s annual proxy statement; and

•	reviewing, evaluating and recommending changes, if appropriate, to the remuneration for directors.

The charter also provides that the compensation committee may, in its sole discretion, retain or obtain the advice of a compensation consultant, legal counsel or other adviser and will be directly responsible for the appointment, compensation and oversight of the work of any such adviser. However, before engaging or receiving advice from a compensation consultant, external legal counsel or any other adviser, the compensation committee will consider the independence of each such adviser, including the factors required by Nasdaq and the SEC.

Compensation committee interlocks and insider participation

None of JCIC’s executive officers currently serves, and in the past year has not served, as a member of the compensation committee of any entity that has one or more executive officers serving on JCIC’s Board.

Code of ethics

Prior to consummation of our Initial Public Offering, JCIC adopted a Code of Ethics applicable to JCIC’s directors, officers and employees. JCIC intends to disclose any amendments to or waivers of certain provisions of our Code of Ethics in a Current Report on Form 8-K.

Conflicts of interest

Under Cayman Islands law, directors and officers owe the following fiduciary duties:

•	duty to act in good faith in what the director or officer believes to be in the best interests of the company as a whole;

•	duty to exercise powers for the purposes for which those powers were conferred and not for a collateral purpose;

•	directors should not improperly fetter the exercise of future discretion;

•	duty to exercise powers fairly as between different sections of shareholders;

•	duty not to put themselves in a position in which there is a conflict between their duty to the company and their personal interests; and

•	duty to exercise independent judgment.

In addition to the above, directors also owe a duty of care which is not fiduciary in nature. This duty has been defined as a requirement to act as a reasonably diligent person having both the general knowledge, skill and experience that may reasonably be expected of a person carrying out the same functions as are carried out by that director in relation to the company and the general knowledge skill and experience of that director.

As set out above, directors have a duty not to put themselves in a position of conflict and this includes a duty not to engage in self-dealing, or to otherwise benefit as a result of their position. However, in some instances what would otherwise be a breach of this duty can be forgiven and/or authorized in advance by the shareholders provided that there is full disclosure by the directors. This can be done by way of permission granted in the amended and restated memorandum and articles of association or alternatively by shareholder approval at general meetings.

Certain of JCIC’s officers and directors presently have, and any of them in the future may have additional, fiduciary and contractual duties to other entities. As a result, if any of JCIC’s officers or directors becomes aware of a business combination opportunity which is suitable for an entity to which he or she has then-current fiduciary or contractual obligations, then, subject to their fiduciary duties under Cayman Islands law, he or she will need to honor such fiduciary or contractual obligations to present such business combination opportunity to such entity, before we can pursue such opportunity. If these other entities decide to pursue any such opportunity, JCIC may be precluded from pursuing the same. However, JCIC does not expect these duties to materially affect our ability to complete our initial business combination. JCIC’s amended and restated memorandum and articles of association provide that to the fullest extent permitted by applicable law: (i) no individual serving as a director or an officer shall have any duty, except and to the extent expressly assumed by contract, to refrain from engaging directly or indirectly in the same or similar business activities or lines of business as us; and (ii) we renounce any interest or expectancy in, or in being offered an opportunity to participate in, any potential transaction or matter which may be a corporate opportunity for any director or officer, on the one hand, and us, on the other.

Below is a table summarizing the entities to which JCIC’s executive officers and directors currently have fiduciary duties, contractual obligations or other material management relationships:

Individual	Entity	Entity’s business	Affiliation
Jeffrey E. Kelter	Cold Spring Harbor Laboratory	Non-Profit	Trustee

	Invitation Homes KSH Capital LP(1) Valor Real Estate Partners LLP	Real Estate Investment Real Estate	Director Founder, Chief Executive Officer Partner

Robert F. Savage	Environmental Waste International, Inc.	Environmental	Director

	KSH Capital LP(1) Mount Sinai Health System	Investment Hospital	Founder, President Trustee

	The Taft School Valor Real Estate Partners LLP	Education Real Estate	Trustee Partner

	VolunteerMatch.org	Non-Profit	Board Chair

Thomas Jermoluk	EAZE Technology Beyond Identity	Investment Software	Director Director, Chief Executive Officer

James H. Clark	Beyond Identity EAZE Technology Clark Ventures Inc. Monaco Partners LP	Software Investment Investment Investment	Co-Founder, Chairman Director Manager Manager

Lauren D. Ores	KSH Capital LP(1)	Investment	Chief Financial Officer

Heather Hartnett	Human Ventures, LLC(2) Casa Komos Beverage Group LLC	Investment Food & Beverage	Founder, Chief Executive Officer Director

	Groundswell StorySpaces, Inc.	Software Entertainment	Director Director

Individual	Entity	Entity’s business	Affiliation

Samir Kaul	Khosla Ventures, LLC(3) UCSF Benioff Children’s Hospital	Investment Non-profit	General Partner Director

Richard Noll	Reynolds Consumer Products Inc. Neighbor Inc.	Household Products Software	Chairman Director

(1) Includes KSH Capital and certain of its affiliates and other related entities.

(2) Includes Human Ventures and its managed and affiliated funds, related entities and portfolio companies.

(3) Includes Khosla Ventures and its managed and affiliated funds, related entities and portfolio companies.

Potential investors should also be aware of the following other potential conflicts of interest:

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Our executive officers and directors are not required to, and will not, commit their full time to our affairs, which may result in a conflict of interest in allocating their time between our operations and our search for a business combination and their other businesses. We do not intend to have any full-time employees prior to the completion of our initial business combination. Each of our executive officers is engaged in several other business endeavors for which he may be entitled to substantial compensation, and our executive officers are not obligated to contribute any specific number of hours per week to our affairs.

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Our sponsor and each member of our management team have entered into an agreement with us, in order to induce the underwriters to execute the underwriting agreement entered into in connection with the IPO, pursuant to which they have agreed to waive their redemption rights with respect to any Founder Shares and public shares held by them in connection with (i) the completion of our initial business combination and (ii) a shareholder vote to approve an amendment to our amended and restated memorandum and articles of association (A) that would modify the substance or timing of our obligation to provide holders of JCIC Class A Ordinary Shares the right to have their shares redeemed in connection with our initial business combination or to redeem 100% of our public shares if we do not complete our initial business combination within 24 months from the closing of the Public Offering or (B) with respect to any other provision relating to the rights of holders of JCIC Class A Ordinary Shares. Additionally, our sponsor has agreed to waive its rights to liquidating distributions from the trust account with respect to its Founder Shares if we fail to complete our initial business combination within the prescribed time frame. If we do not complete our initial business combination within the prescribed time frame, the Private Placement Warrants will expire worthless. Except as described herein, our sponsor and our directors and executive officers have agreed not to transfer, assign or sell any of their Founder Shares until the earliest of (A) one year after the completion of our initial business combination and (B) subsequent to our initial business combination, (x) if the closing price of JCIC Class A Ordinary Shares equals or exceeds $12.00 per share (as adjusted for share subdivisions, share capitalizations, reorganizations, recapitalizations and the like) for any 20 trading days within any 30-trading day period commencing at least 150 days after our initial business combination, or (y) the date on which we complete a liquidation, merger, share exchange or other similar transaction that results in all of our public shareholders having the right to exchange Ordinary Shares for cash, securities or other property. Except as described herein, the Private Placement Warrants will not be transferable until 30 days following the completion of our initial business combination. Because each of our executive officers and directors will own Ordinary Shares or JCIC Private Placement Warrants directly or indirectly, they may have a conflict of interest in determining whether a particular target business is an appropriate business with which to effectuate our initial business combination.

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Our officers and directors may have a conflict of interest with respect to evaluating a particular business combination if the retention or resignation of any such officers and directors is included by a target business as a condition to any agreement with respect to our initial business combination.

We are not prohibited from pursuing an initial business combination with a company that is affiliated with our sponsor, officers or directors. In the event we seek to complete our initial business combination with a company that is affiliated with our sponsor or any of our officers or directors, we, or a committee of independent directors, will obtain an opinion from an independent investment banking firm or another independent entity that commonly renders valuation opinions that such initial business combination is fair to our company from a financial point of view. We are not required to obtain such an opinion in any other context.

Furthermore, in no event will our sponsor or any of our existing officers or directors, or their respective affiliates, be paid by us any finder’s fee, consulting fee or other compensation prior to, or for any services they render in order to effectuate, the completion of our initial business combination.

We cannot assure you that any of the above mentioned conflicts will be resolved in our favor.

If we seek shareholder approval, we will complete our initial business combination only if we obtain the approval of an ordinary resolution under Cayman Islands law, being the affirmative vote of a majority of the ordinary shares represented in person or by proxy and entitled to vote thereon and who vote at a general meeting. In such case, our sponsor and each member of our management team have agreed to vote their Founder Shares and public shares in favor of our initial business combination.

Certain Relationships and Related Person Transactions

Founder Shares

On August 24, 2020 the Sponsor paid an aggregate of $25,000, or approximately $0.003 per share, to cover certain JCIC expenses in consideration of 8,625,000 JCIC Class B Ordinary Shares, par value $0.0001 per share. The number of JCIC Class B Ordinary Shares issued was determined based on the expectation that such JCIC Class B Ordinary Shares would represent 20% of the outstanding shares upon completion of the offering. On September 25, 2020, the Sponsor transferred 25,000 JCIC Class B Ordinary Shares to each of Heather Hartnett and Samir Kaul, each of whom serve on the JCIC Board, at their original per share purchase price. On January 13, 2021, the Sponsor surrendered 1,437,500 JCIC Class B Ordinary Shares to JCIC for cancellation for no consideration. On January 21, 2021, JCIC effected a share capitalization of 1,437,500 JCIC Class B Ordinary Shares, resulting in an aggregate of 8,625,000 JCIC Class B Ordinary Shares outstanding. On March 8, 2021, the Sponsor transferred 25,000 JCIC Class B Ordinary Shares to Richard Noll, who serves on the JCIC Board, at their original per share purchase price.

JCIC Private Placement Warrants

On January 26, 2021, JCIC completed the sale to the Sponsor of an aggregate of 9,400,000 JCIC Private Placement Warrants for a purchase price of $1.00 per whole warrant for an aggregate of $9,400,000. Each JCIC Private Placement Warrant entitles the holder to purchase one JCIC Class A Ordinary Share at $11.50 per share. The JCIC Private Placement Warrants (including the JCIC Class A Ordinary Shares issuable upon exercise thereof) may not, subject to certain limited exceptions, be transferred, assigned or sold by the holder until 30 days after the completion by JCIC of an initial business combination and entitles the holders thereof to certain registration rights

Sponsor Contribution

The Sponsor has agreed that if the Extension Amendment Proposal is approved, it will contribute to the trust account (the “Trust Account”) established to hold a portion of the proceeds of the initial public offering (the “Initial Public Offering”) and the concurrent sale of the private placement warrants (the “Private Placement Warrants”), $200,000 in cash, which will be deposited on the day of the approval of the Extension Amendment Proposal (the “Contribution”).

The Sponsor will not make the Contribution unless the Extension Amendment Proposal is approved and the Termination Date is extended to the Charter Extension Date. The Contribution will not bear any interest.

Original Sponsor Letter Agreement

On January 26, 2021, JCIC entered into a Sponsor Letter Agreement with the Sponsor, pursuant to which, among other things, the Sponsor agreed to vote all JCIC Class B Ordinary Shares held by it to approve a proposed business combination (including any proposals recommended by the JCIC Board in connection with such business combination and not to redeem any JCIC shares held by them in connection with such shareholder approval in order to induce JCIC and the underwriters in JCIC’s initial public offering to enter into an underwriting agreement and to proceed with JCIC’s initial public offering.

Sponsor Agreement

On August 3, 2022, in connection with the execution of the Agreement and Plan of Merger, dated as of August 3, 2022, by and among JCIC, New Bridger, Wildfire Merger Sub I, Wildfire Merger Sub II, Wildfire Merger Sub III, Wildfire GP Sub IV, Blocker and Bridger (the “Merger Agreement”), JCIC, each of the officers and directors of JCIC (collectively, the “Sponsor Persons”) and New Bridger entered into the an agreement (the “Sponsor Agreement”), pursuant to which, among other things, the Sponsor agreed to a forfeiture, effective as of immediately prior to the closing of an initial business combination (“Closing”), of the number of JCIC Class B Ordinary Shares equal to the sum of (a) 8,550,000 minus the number of Available Sponsor Shares (as defined in the Sponsor Agreement), and (b) if the amount of cash available in the Trust Account as of the Closing, after deducting the amount required to satisfy JCIC’s obligations to its shareholders (if any) that exercise their redemption rights (the “JCIC Shareholder Redemption”) is less than $20,000,000, (i) the excess of the aggregate of fees and expenses for legal counsel, accounting advisors, external auditors and financial advisors incurred by JCIC in connection with the business combination and other transactions contemplated by the Merger Agreement prior to Closing, but excluding any deferred underwriting fees, over $6,500,000, if any, divided by (ii) $10.00.

In addition, pursuant to the Sponsor Agreement, the Sponsor agreed to subject 20% of the Available Sponsor Shares (the “Earnout Shares”) to a performance-based vesting schedule such that 50% of the Earnout Shares will vest on the first date during the period commencing on the date of the Closing and ending on the date that is five years after the date of the Closing (the “Earnout Period”) on which the VWAP of New Bridger Common Stock is greater than $11.50 for a period of at least twenty (20) days out of thirty (30) consecutive trading days and 50% of the Earnout Shares will vest on the first date during the Earnout Period on which the volume-weighted average closing sale price of a share of New Bridger Common Stock is greater than $13.00 for a period of at least twenty (20) days out of thirty (30) consecutive trading days. If the Trust Amount after deducting all amounts payable in respect of the JCIC Shareholder Redemption is less than $50,000,000, then immediately prior to Closing, each of JCIC and the Sponsor agreed to convert any outstanding loan balance under a promissory note between JCIC and the Sponsor, under which $1,150,000 has been drawn as of the date hereof, into a number of JCIC Class A Ordinary Shares equal to the amount of outstanding loan balance under such promissory note divided by $10.00, rounded up to the nearest whole share.

Stockholders Agreement

In connection with the execution of the Merger Agreement, New Bridger, Bridger Element LLC and its equityholders (collectively, the “Founder Stockholders”) and certain direct and indirect equityholders of Bridger that are affiliates of Blackstone Inc. (collectively, the “BTO Stockholders”) have agreed to enter into the Stockholders Agreement at the Closing. Pursuant to terms of the Stockholders Agreement, effective as of the Closing Date, the New Bridger Board is anticipated to be comprised of nine directors.

Following the Closing, the BTO Stockholders, collectively, will have the right, but not the obligation, to nominate for election to the New Bridger Board (i) up to two (2) directors, for so long as the BTO Entities (as defined in the Stockholders Agreement) collectively beneficially own (directly or indirectly) at least 10% of the outstanding Stock (as defined in the Stockholders Agreement); and (ii) one (1) director, for so long as the BTO Entities collectively beneficially own (directly or indirectly) less than 10% of the outstanding Stock, but at least 33% of the shares of Stock held by the BTO Entities as of the Closing. In addition, for so long as the BTO Entities have such nomination rights, (i) the New Bridger Board will use reasonable best efforts to cause any committee of the New Bridger Board to include in its membership at least one director nominated by the BTO Stockholders provided that such individual satisfies all applicable SEC and stock exchange requirements and (ii) the BTO Stockholders will have a consent right over affiliate transactions entered into by New Bridger or any of its subsidiaries, subject to customary exceptions.

The Founder Stockholders, to the extent they collectively beneficially own (directly or indirectly) at least 10% of the outstanding Stock will have the right, but not the obligation, to nominate the chairperson of the Compensation and Nominating and Corporate Governance Committees of the New Bridger Board, subject to satisfaction of applicable SEC and stock exchange requirements.

Subject to the terms and conditions of the Stockholders Agreement and applicable securities laws, the BTO Stockholders will have preemptive rights to acquire their pro rata share of any new issuance of equity securities (or any securities convertible into or exercisable or exchangeable for equity securities) by New Bridger after the consummation of the Transactions, subject to customary exceptions. The BTO Stockholders will be entitled to apportion the preemptive rights granted to it in such proportions as it deems appropriate, among (i) itself and (ii) any BTO Entity; provided that each such BTO Entity agrees to enter into the Stockholders Agreement, as a “Stockholder” under the Stockholders Agreement.

Related Party Loans

On August 24, 2020, JCIC issued an unsecured promissory note (the “Promissory Note”) to the Sponsor, pursuant to which JCIC may borrow up to an aggregate principal amount of $300,000. The Promissory Note was non-interest bearing and payable on the earlier of (i) March 31, 2021 and (ii) the completion of JCIC’s initial public offering. The outstanding balance under the Promissory Note of $114,031 was repaid on January 25, 2021. JCIC is unable to borrow any future amounts against this note. On February 16, 2022 JCIC entered into a $1,500,000 convertible promissory note (“Convertible Note”) with the Sponsor in order to fund working capital deficiencies or finance transaction costs in connection with a Business Combination. The Convertible Note accrues no interest and is payable upon completion of a Business Combination. The Convertible Note’s entire or partial balance can be converted into warrants at the discretion of the Sponsor at the time of Business Combination. The warrants would be identical to the Private Placement Warrants, however, pursuant to the Sponsor Agreement, if the Trust Amount is less than $50 million after taking account of public shareholder redemptions, the balance of the Convertible Note will be converted into shares of New Bridger Common Stock at $10.00 per share. As of January 13, 2023, the aggregate balance of the Convertible Note was $1,150,000 with an available balance for withdrawal of $350,000.

Administrative Services Agreement

Commencing on January 21, 2021, JCIC entered into an agreement pursuant to which it will pay an affiliate of the Sponsor up to $10,000 per month for office space, secretarial and administrative services. Upon completion of a business combination or its liquidation, JCIC will cease paying these monthly fees. For the nine months ended September 30, 2022, JCIC incurred $90,000 in fees for these services, in which $20,000 was included in accrued expenses in the accompanying condensed balance sheet as of September 30, 2022. For the year ended December 31, 2021, JCIC incurred $113,226, in fees for these services, of which $10,000 was included in accrued expenses in the accompanying condensed balance sheet as of December 31, 2021.

Amended & Restated Registration Rights Agreement

In connection with the execution of the Merger Agreement, New Bridger, the Sponsor, the BTO Stockholders and certain stockholders of Bridger have agreed to enter into an Amended and Restated Registration Rights Agreement (the “A&R Registration Rights Agreement”) at the Closing. The A&R

Registration Rights Agreement will provide these holders (and their permitted transferees) with the right to require New Bridger, at New Bridger’s expense, to register New Bridger Common Stock that they hold on customary terms for a transaction of this type, including customary demand and piggyback registration rights. The A&R Registration Rights Agreement will also provide that New Bridger pay certain expenses of the electing holders relating to such registrations and indemnify them against certain liabilities that may arise under the Securities Act. In addition, pursuant to the A&R Registration Rights Agreement Bridger’s stockholders (other than the BTO Stockholders) and the Sponsor will be subject to a restriction on transfer of their New Bridger Common Stock for a period of twelve (12) months following the Closing, and the BTO Stockholders will be subject to a restriction on transfer of their New Bridger Common Stock for a period of six (6) months following the Closing, in each case subject to certain exceptions.

Compensation

None of JCIC’s executive officers or directors have received any cash compensation for services rendered to JCIC. JCIC reimburses an affiliate of the Sponsor for office space, secretarial and administrative services provided to JCIC in the amount of $10,000 per month. In addition, the Sponsor, JCIC’s executive officers and directors, or their respective affiliates will be reimbursed for any out-of-pocket expenses incurred in connection with activities on JCIC’s behalf such as identifying potential target businesses and performing due diligence on suitable business combinations. JCIC’s audit committee reviews on a quarterly basis all payments that were made by JCIC to the Sponsor, JCIC’s executive officers or directors, or their affiliates. Any such payments prior to a business combination will be made using funds held outside the trust account. Other than quarterly audit committee review of such reimbursements, JCIC does not expect to have any additional controls in place governing JCIC’s reimbursement payments to its directors and executive officers for their out-of-pocket expenses incurred in connection with JCIC’s activities on JCIC’s behalf in connection with identifying and consummating a business combination. Other than these payments and reimbursements, no compensation of any kind, including finder’s and consulting fees, will be paid by JCIC to the Sponsor, JCIC’s executive officers and directors, or their respective affiliates, prior to completion of JCIC’s business combination.

Policy for Approval of Related Party Transactions

The audit committee of the JCIC Board has adopted an audit committee charter, providing for the review, approval and/or ratification of all “related party transactions” (which are those transactions required to be disclosed pursuant to Item 404(a) under the Exchange Act). At its meetings, the audit committee shall be provided with the details of each new, existing or proposed related party transaction, including the terms of the transaction, any contractual restrictions that JCIC has already committed to, the business purpose of the transaction and the benefits of the transaction to JCIC and to the relevant related party. Any member of the audit committee who has an interest in the related party transaction under review by the audit committee shall abstain from voting on the approval of the related party transaction, but may, if so requested by the chairman of the audit committee, participate in some or all of the audit committee’s discussions of the related party transaction. Upon completion of its review of the related party transaction, the audit committee may determine to permit or to prohibit the related party transaction.

Limitation on liability and indemnification of officers and directors

Cayman Islands law does not limit the extent to which a company’s memorandum and articles of association may provide for indemnification of officers and directors, except to the extent any such provision may be held by the Cayman Islands courts to be contrary to public policy, such as to provide indemnification against willful default, willful neglect, civil fraud or the consequences of committing a crime. Our amended and restated memorandum and articles of association provide for indemnification of our officers and directors to the maximum extent permitted by law, including for any liability incurred in their capacities as such, except through their own actual fraud, willful default or willful neglect. We have entered into agreements with our directors and officers to provide contractual indemnification in addition to the indemnification provided for in our amended and restated memorandum and articles of association. We have purchased a policy of directors’ and officers’ liability insurance that insures our officers and directors against the cost of defense, settlement or payment of a judgment in some circumstances and insures us against our obligations to indemnify our officers and directors.

JCIC’s officers and directors have agreed to waive any right, title, interest or claim of any kind in or to any monies in the trust account, and have agreed to waive any right, title, interest or claim of any kind they may have in the future as a result of, or arising out of, any services provided to us and will not seek recourse against the trust account for any reason whatsoever (except to the extent they are entitled to funds from the trust account due to their ownership of public shares). Accordingly, any indemnification provided will only be able to be satisfied by us if (i) we have sufficient funds outside of the trust account or (ii) we consummate an initial business combination.

JCIC’s indemnification obligations may discourage shareholders from bringing a lawsuit against our officers or directors for breach of their fiduciary duty. These provisions also may have the effect of reducing the likelihood of derivative litigation against our officers and directors, even though such an action, if successful, might otherwise benefit us and our shareholders. Furthermore, a shareholder’s investment may be adversely affected to the extent we pay the costs of settlement and damage awards against our officers and directors pursuant to these indemnification provisions.

We believe that these provisions, the insurance and the indemnity agreements are necessary to attract and retain talented and experienced officers and directors.

Shareholder Communication with the Board of Directors

JCIC shareholders and interested parties may communicate with the JCIC Board, any committee chairperson or the non-management directors as a group by writing to Attn: Chief Financial Officer, 386 Park Avenue South, FL 20, New York, NY 10016. Any such communication will be reviewed and, to the extent such communication falls within the scope of matters generally considered by the JCIC Board, forwarded to the JCIC Board, the appropriate committee chairperson or the non-management directors, as appropriate, based on the subject matter of the communication. The acceptance and forwarding of communications to the members of the JCIC Board, or to an executive officer of JCIC or New Bridger does not imply or create any fiduciary duty of such director or executive officer to the person submitting the communications.

Policy Regarding Hedging of Our Ordinary Shares

Pursuant to JCIC’s Insider Trading Policy, all directors and employees of the Company and its subsidiaries and to those acting on behalf of the Company are prohibited from engaging in hedging transactions with respect to ownership in JCIC securities, including trading in any derivative security relating to JCIC securities.

EXECUTIVE OFFICER AND DIRECTOR COMPENSATION

None of our executive officers or directors have received any cash compensation for services rendered to us. Commencing on the date that our securities are first listed on Nasdaq through the earlier of consummation of our initial business combination and our liquidation, we will reimburse an affiliate of our sponsor for office space, secretarial and administrative services provided to us in the amount of $10,000 per month. In addition, our sponsor, executive officers and directors, or their respective affiliates will be reimbursed for any out-of-pocket expenses incurred in connection with activities on our behalf such as identifying potential target businesses and performing due diligence on suitable business combinations. Our audit committee will review on a quarterly basis all payments that were made by us to our sponsor, executive officers or directors, or their affiliates. Any such payments prior to an initial business combination will be made using funds held outside the trust account. Other than quarterly audit committee review of such reimbursements, we do not expect to have any additional controls in place governing our reimbursement payments to our directors and executive officers for their out-of-pocket expenses incurred in connection with our activities on our behalf in connection with identifying and consummating an initial business combination. Other than these payments and reimbursements, no compensation of any kind, including finder’s and consulting fees, will be paid by the company to our sponsor, executive officers and directors, or their respective affiliates, prior to completion of our initial business combination.

After the completion of our initial business combination, directors or members of our management team who remain with us may be paid consulting or management fees from the combined company. All of these fees will be fully disclosed to shareholders, to the extent then known, in the proxy solicitation materials or tender offer materials furnished to our shareholders in connection with a proposed business combination. We have not established any limit on the amount of such fees that may be paid by the combined company to our directors or members of management. It is unlikely the amount of such compensation will be known at the time of the proposed business combination, because the directors of the post-combination business will be responsible for determining executive officer and director compensation. Any compensation to be paid to our executive officers will be determined, or recommended to the board of directors for determination, either by a compensation committee constituted solely by independent directors or by a majority of the independent directors on our board of directors.

We do not intend to take any action to ensure that members of our management team maintain their positions with us after the consummation of our initial business combination, although it is possible that some or all of our executive officers and directors may negotiate employment or consulting arrangements to remain with us after our initial business combination. The existence or terms of any such employment or consulting arrangements to retain their positions with us may influence our management’s motivation in identifying or selecting a target business but we do not believe that the ability of our management to remain with us after the consummation of our initial business combination will be a determining factor in our decision to proceed with any potential business combination. We are not party to any agreements with our executive officers and directors that provide for benefits upon termination of employment.

PROPOSAL NO. 3—THE ADJOURNMENT PROPOSAL

Overview

The Adjournment Proposal asks shareholders to approve the adjournment of the Shareholder Meeting to a later date or dates if necessary to permit further solicitation and vote of proxies if, based upon the tabulated vote at the time of the Shareholder Meeting, there are insufficient Ordinary Shares represented (either in person or by proxy) to constitute a quorum necessary to conduct business at the Shareholder Meeting or to approve the Extension Amendment Proposal.

Consequences if the Adjournment Proposal is Not Approved

If the Adjournment Proposal is not approved by JCIC’s shareholders, the Board may not be able to adjourn the Shareholder Meeting to a later date in the event, based on the tabulated votes, there are insufficient Ordinary Shares represented (either in person or by proxy) to constitute a quorum necessary to conduct business at the Shareholder Meeting or at the time of the Shareholder Meeting to approve the Extension Amendment Proposal. In such events, the Charter Extension would not be implemented.

Vote Required for Approval

The approval of the Adjournment Proposal requires an ordinary resolution under Cayman Islands law, being the affirmative vote of a majority of the votes cast by the holders of the issued Ordinary Shares, voting as a single class, who are present in person or represented by proxy and entitled to vote thereon at the Shareholder Meeting. Abstentions will be considered present for the purposes of establishing a quorum but, as a matter of Cayman Islands law, will not constitute votes cast at the Shareholder Meeting and therefore will have no effect on the approval of the Adjournment Proposal.

As of the date of this proxy statement, the initial shareholders of JCIC have agreed to vote any Ordinary Shares owned by them in favor of the Adjournment Proposal. As of the date hereof, the initial shareholders and officers of JCIC own 20% of the issued and outstanding Ordinary Shares and have not purchased any public shares, but may do so at any time. As a result, in addition to the initial shareholders and officers of JCIC, approval of the Adjournment Proposal will require the affirmative vote of at least 12,937,501 Ordinary Shares held by public shareholders (or approximately 37.5% of the Class A Ordinary Shares) if all Ordinary Shares are represented at the Shareholder Meeting and cast votes, and the affirmative vote of at least 2,156,252 Ordinary Shares held by public shareholders (or approximately 6.3% of the Class A Ordinary Shares) if only such shares as are required to establish a quorum are represented at the Shareholder Meeting and cast votes.

Resolution

The full text of the resolution to be voted upon is as follows:

“RESOLVED, as an ordinary resolution, that the adjournment of the Shareholder Meeting to a later date or dates if necessary, to permit further solicitation and vote of proxies if, based upon the tabulated vote at the time of the Shareholder Meeting, there are insufficient Class A ordinary shares, par value $0.0001 per share and Class B ordinary shares, par value $0.0001 per share in the capital of JCIC represented (either in person or by proxy) to constitute a quorum necessary to conduct business at the Shareholder Meeting or to approve the Extension Amendment Proposal.”

Recommendation of the Board

THE BOARD UNANIMOUSLY RECOMMENDS THAT JCIC SHAREHOLDERS VOTE “FOR” THE APPROVAL OF THE ADJOURNMENT PROPOSAL.

CERTAIN MATERIAL U.S. FEDERAL INCOME TAX CONSEQUENCES

The following is a discussion of the material U.S. federal income tax consequences for holders of Ordinary Shares of electing to have Ordinary Shares redeemed for cash if the Extension Amendment Proposal is approved. This discussion only applies to holders of Ordinary Shares that hold their Ordinary Shares as capital assets for U.S. federal income tax purposes within the meaning of Section 1221 of the Code, and does not describe all of the tax consequences that may be relevant to holders of Ordinary Shares in light of their particular circumstances, including alternative minimum taxes and the tax on net investment income, or consequences to holders who are subject to special rules, such as:

•	banks, thrifts, mutual funds and other financial institutions or financial services entities;

•	insurance companies;

•	tax-exempt organizations, pension funds or governmental organizations;

•	regulated investment companies and real estate investment trusts;

•	United States expatriates and former citizens or former long-term residents of the United States;

•	persons that acquired securities pursuant to an exercise of employee share options, in connection with employee incentive plans or otherwise as compensation;

•	dealers or traders subject to a mark-to-market method of tax accounting with respect to the Ordinary Shares;

•	brokers or dealers in securities or foreign currency;

•	individual retirement and other deferred accounts;

•	persons holding their Ordinary Shares as part of a “straddle,” hedge, conversion, constructive sale or other risk reducing transactions;

•	persons that directly, indirectly or constructively own 10% or more (by vote or value) of our shares;

•	persons who purchase or sell their shares as part of a wash sale for tax purposes;

•	Sponsor;

•	Sponsor’s officers and directors;

•	holders of the Public Warrants (solely in their capacity as such);

•	persons who are not U.S. holders (as defined below);

•	grantor trusts;

•	U.S. holders (as defined below) whose functional currency is not the U.S. dollar;

•	partnerships or other pass-through entities for U.S. federal income tax purposes or investors in such entities;

•	holders that are “controlled foreign corporations” or “passive foreign investment companies,” referred to as “PFICs,” and corporations that accumulate earnings to avoid U.S. federal income tax;

•	persons subject to the alternative minimum tax; or

•	a person required to accelerate the recognition of any item of gross income with respect to Ordinary Shares as a result of such income being recognized on an applicable financial statement.

This discussion does not consider the tax treatment of entities that are partnerships or other pass-through entities for U.S. federal income tax purposes or persons who hold Ordinary Shares through such entities. If a partnership or other pass-through entity for U.S. federal income tax purposes is the beneficial owner of Ordinary

Shares, the U.S. federal income tax treatment of partners of the partnership will generally depend on the status of the partners and the activities of the partner and the partnership.

This discussion is based on the Code, administrative pronouncements, judicial decisions and final, temporary and proposed Treasury Regulations, all as of the date hereof, changes to any of which subsequent to the date of this proxy statement/prospectus may affect the tax consequences described herein. This discussion does not take into account potential suggested or proposed changes in such tax laws which may impact the discussion below and does not address any aspect of state, local or non-U.S. taxation, or any U.S. federal taxes other than income taxes. Each of the foregoing is subject to change, potentially with retroactive effect. Holders of Ordinary Shares are urged to consult their tax advisors with respect to the application of U.S. federal tax laws to their particular situation, as well as any tax consequences arising under the laws of any state, local or non-U.S. jurisdiction.

JCIC does not intend to request a ruling from the U.S. Internal Revenue Service (“IRS”) regarding the U.S. federal income tax consequences described in this discussion. Accordingly, no assurance can be given that the IRS will agree with this discussion or that a court will not sustain a challenge by the IRS to this discussion, if taken.

INVESTORS SHOULD CONSULT WITH THEIR TAX ADVISORS WITH RESPECT TO THE APPLICATION OF THE U.S. FEDERAL INCOME TAX LAWS (INCLUDING ANY POTENTIAL FUTURE CHANGES THERETO) TO THEIR PARTICULAR SITUATIONS, AS WELL AS ANY TAX CONSEQUENCES ARISING UNDER THE U.S. FEDERAL ESTATE OR GIFT TAX LAWS OR UNDER THE LAWS OF ANY U.S. STATE, LOCAL, NON-U.S. OR OTHER TAXING JURISDICTION OR UNDER ANY APPLICABLE INCOME TAX TREATY.

U.S. Holders

For purpose of this discussion, a “U.S. holder” is a beneficial owner of Ordinary Shares who is, or that is for U.S. federal income tax purposes:

•	an individual who is a citizen or resident of the United States ;

•

a corporation (or other entity taxable as a corporation for U.S. federal income tax purposes) created or organized in or under the laws of the United States, any state thereof or the District of Columbia;

•	an estate the income of which is includible in gross income for U.S. federal income tax purposes regardless of its source; or

•

a trust if (1) a U.S. court can exercise primary supervision over the administration of such trust and one or more U.S. persons have the authority to control all substantial decisions of the trust or (2) it has a valid election in place to be treated as a U.S. person.

ALL HOLDERS OF ORDINARY SHARES SHOULD CONSULT THEIR TAX ADVISORS REGARDING THE TAX CONSEQUENCES OF ELECTING TO HAVE THEIR ORDINARY SHARES REDEEMED, INCLUDING THE EFFECTS OF U.S. FEDERAL, STATE, LOCAL, NON-U.S. AND OTHER TAX LAWS.

Redemption of Ordinary Shares Pursuant to the Redemption

In the event that a U.S. holder’s Ordinary Shares are redeemed for cash pursuant to the Redemption, subject to the PFIC rules discussed below “ —Passive Foreign Investment Company Status,” the treatment of the redemption for U.S. federal income tax purposes depends on whether the redemption qualifies as a sale of the Ordinary Shares under Section 302 of the Code. Whether a redemption qualifies for sale treatment will depend largely on the total number of Ordinary Shares treated as held by the U.S. holder relative to all of the Ordinary

Shares outstanding both before and after the redemption. For this purpose, the shares outstanding after the redemption should take into account shares owned by New Bridger as a result of the Second Merger.

The redemption of Ordinary Shares generally is treated as a sale of the Ordinary Shares if the redemption (i) results in a “complete termination” of the U.S. holder’s interest in JCIC, (ii) is “substantially disproportionate” with respect to the U.S. holder or (iii) is “not essentially equivalent to a dividend” with respect to the U.S. holder. These tests are explained more fully below.

In determining whether any of the foregoing tests are satisfied, a U.S. holder generally must take into account not only Ordinary Shares actually owned by such U.S. holder, but also Ordinary Shares such U.S. holder is treated as constructively owning. A U.S. holder may be treated as constructively owning Ordinary Shares owned by certain related individuals and entities (including New Bridger following the Second Merger) in which the U.S. holder has an interest or that have an interest in such U.S. holder, as well as any shares the U.S. holder has a right to acquire by exercise of an option, such as the Public Warrants or New Bridger warrants.

There will be a complete termination of a U.S. holder’s interest if either (i) all of the Ordinary Shares actually and constructively owned by the U.S. holder are redeemed or (ii) all of the Ordinary Shares actually owned by the U.S. holder are redeemed and the U.S. holder is eligible to waive, and effectively waives in accordance with specific rules, the attribution of shares owned by certain family members and the U.S. holder does not constructively own any other shares. In order to meet the “substantially disproportionate” test, the percentage of outstanding voting stock of JCIC actually or constructively owned by a U.S. holder immediately following the redemption generally must be less than 80% of the voting stock of JCIC actually or constructively owned by such U.S. holder immediately prior to the redemption. The redemption of the Ordinary Shares will not be essentially equivalent to a dividend if a U.S. holder’s redemption results in a “meaningful reduction” of the U.S. holder’s proportionate interest in JCIC. Whether the redemption will result in a meaningful reduction in a U.S. holder’s proportionate interest in JCIC will depend on the particular facts and circumstances. However, the IRS has indicated in a published ruling that even a small reduction in the proportionate interest of a small minority shareholder in a publicly held corporation who exercises no control over corporate affairs may constitute such a “meaningful reduction.” U.S. holders should consult with their tax advisors as to the tax consequences of a redemption.

If the redemption qualifies as a sale of stock by the U.S. holder under Section 302 of the Code, subject to the PFIC rules discussed below “ —Passive Foreign Investment Company Status,” the U.S. holder would generally be required to recognize capital gain or loss in an amount equal to the difference, if any, between the amount of cash received and the tax basis of the Ordinary Shares. Such gain or loss generally would be treated as long-term capital gain or loss if such shares were held for more than one year on the date of the redemption. A U.S. holder’s tax basis in such holder’s Ordinary Shares generally will equal the cost of such shares.

If the redemption does not qualify as a sale of stock under Section 302 of the Code, subject to the PFIC rules discussed below “ —Passive Foreign Investment Company Status,” then the U.S. holder will be treated as receiving a corporate distribution. Such distribution generally will constitute a dividend for U.S. federal income tax purposes to the extent paid from current or accumulated earnings and profits of JCIC, as determined under U.S. federal income tax principles. Distributions in excess of current and accumulated earnings and profits will constitute a return of capital that will be applied against and reduce (but not below zero) the U.S. holder’s adjusted tax basis in such U.S. holder’s Ordinary Shares. Any remaining excess will be treated as gain realized on the sale or other disposition of the Ordinary Shares.

Passive Foreign Investment Company Status

A U.S. holder who elects to have its Ordinary Shares redeemed for cash pursuant to the redemption provisions may be subject to the PFIC rules.

A non-U.S. (foreign) corporation will be classified as a PFIC for any taxable year (i) if at least 75% of its gross income consists of passive income, such as dividends, interest, rents and royalties (except for rents and royalties earned in the active conduct of a trade or business), and gains on the disposition of property that produces such income, or (ii) if at least 50% of the fair market value of its assets (determined on the basis of a quarterly average) is attributable to assets that produce, or are held for the production of, passive income (including for these purposes its pro rata share of the gross income and assets of any entity in which it is considered to own at least 25% of the interest, by value). The determination of whether a foreign corporation is a PFIC is made annually.

If JCIC is determined to be a PFIC for any taxable year (or portion thereof) that is included in the holding period of a U.S. holder of Ordinary Shares and the U.S. holder did not make either (i) a timely qualified election fund, or “QEF,” election under Section 1295 of the Code for JCIC’s first taxable year as a PFIC in which the U.S. holder held (or was deemed to hold) Ordinary Shares, (ii) a QEF election along with a “purging election,” or (iii) a “mark-to-market” election with respect to the Ordinary Shares (hereinafter, each a “ PFIC Election”), such holder generally will be subject to special rules with respect to “excess distributions,” generally including:

•	any gain realized by the U.S. holder on the sale or other disposition of its Ordinary Shares; and

•

any distributions to such U.S. holder during a taxable year of the U.S. holder that are greater than 125% of the average annual distributions received by such U.S. holder in respect of the Ordinary Shares during the three preceding taxable years of such U.S. holder or, if shorter, such U.S. holder’s holding period for the Ordinary Shares.

Under these rules,

•	the U.S. holder’s excess distribution will be allocated ratably over the U.S. holder’s holding period for the Ordinary Shares;

•

the amount allocated to the U.S. holder’s taxable year in which the U.S. holder recognized the excess distribution, or to the period in the U.S. holder’s holding period before the first day of JCIC’s first taxable year in which it qualified as a PFIC, will be taxed as ordinary income;

•

the amount allocated to other taxable years (or portions thereof) of the U.S. holder and included in its holding period will be taxed at the highest tax rate in effect for that year and applicable to the U.S. holder; and

•	the interest charge generally applicable to underpayments of tax will be imposed in respect of the tax attributable to each such other taxable year of the U.S. holder.

In order to comply with the requirements of a QEF election, a U.S. holder must receive certain information from JCIC. JCIC has not determined whether it will endeavor to provide such information to U.S. holders and there can otherwise be no assurance that JCIC will timely provide it.

Furthermore, in the event that a U.S. holder’s Ordinary Shares are redeemed for cash pursuant to the redemption provisions described in this proxy statement/prospectus, whether said redemption is treated as a sale or exchange of Ordinary Shares or as a distribution on the Ordinary Shares, such deemed sale or exchange or distribution, as applicable, would be treated as a sale or disposition or distribution, as applicable, for purposes of the PFIC rules described above.

The rules dealing with PFICs are very complex and are affected by various factors in addition to those described above. Accordingly, a U.S. holder of Ordinary Shares should consult its own tax advisor concerning PFIC elections and the application of the PFIC rules to such Ordinary Shares under such holder’s particular circumstances.

Reporting and Backup Withholding

Information returns will be filed with the IRS in connection with payments resulting from the redemption of Ordinary Shares. Backup withholding may apply to such payments if the U.S. holder fails to provide a taxpayer identification number or a certification of exempt status, or if the U.S. holder has been notified by the IRS that it is subject to backup withholding (and such notification has not been withdrawn).

Backup withholding is not an additional tax. The amount of any backup withholding will be allowed as a credit against such holder’s U.S. federal income tax liability and may entitle such holder to a refund of any excess amounts withheld, provided that the required information is timely furnished to the IRS.

THE FOREGOING IS A SUMMARY OF THE MATERIAL U.S. FEDERAL INCOME TAX CONSEQUENCES TO U.S. HOLDERS OF ORDINARY SHARES ELECTING TO HAVE THEIR ORDINARY SHARES REDEEMED WITHOUT REGARD TO THE PARTICULAR FACTS AND CIRCUMSTANCES OF EACH HOLDER OF ORDINARY SHARES. HOLDERS OF ORDINARY SHARES ARE URGED TO CONSULT THEIR OWN TAX ADVISORS AS TO THE SPECIFIC TAX CONSEQUENCES TO THEM, INCLUDING THE APPLICABILITY AND EFFECT OF U.S. FEDERAL, STATE, LOCAL, NON-U.S. AND OTHER TAX LAWS.

BUSINESS OF JCIC AND CERTAIN INFORMATION ABOUT JCIC

References in this section to “we,” “our,” or “us” refer to Jack Creek Investment Corp..

General

We are a blank check company incorporated as an exempted company in the Cayman Islands on August 18, 2020 formed for the purpose of effecting a merger, amalgamation, share exchange, asset acquisition, share purchase, reorganization or other similar business combination with one or more businesses in any industry or sector. We are currently reviewing a number of opportunities to enter into an initial business combination with one or more operating businesses.

Initial Public Offering and Private Placement

On January 26, 2021, we consummated our Initial Public Offering of 34,500,000 Units, including the issuance of 4,500,000 additional units as a result of the underwriters’ exercise of their over-allotment option in full, at $10.00 per JCIC Public Unit, generating gross proceeds of $345,000,000. The securities in the offering were registered under the Securities Act on a registration statement on Form S-1 (No. 333-248951). The SEC declared the registration statement effective on January 21, 2021. Simultaneously with the closing of our Initial Public Offering, we consummated the sale of 9,400,000 Private Placement Warrants to the Sponsor at a price of $1.00 per JCIC Private Placement Warrant, generating gross proceeds of $9,400,000.

Following the closing of our Initial Public Offering on January 26, 2021, an amount of approximately $345,000,000 ($10.00 per JCIC Unit) from the net proceeds of the sale of the Units in our Initial Public Offering and the sale of the Private Placement Warrants were placed in a Trust Account, and invested in U.S. government securities, within the meaning set forth in the Investment Company Act, with a maturity of 185 days or less, or in any open-ended investment company that holds itself out as a money market fund investing solely in U.S. Treasuries and meeting certain conditions under Rule 2a-7 of the Investment Company Act, as determined by us, until the earliest of: (i) the completion of the Business Combination and (ii) the distribution of the funds in the Trust Account to our shareholders.

BENEFICIAL OWNERSHIP OF SECURITIES

The following table sets forth information regarding the beneficial ownership of JCIC’s Ordinary Shares as of July 25, 2022, based on information obtained from the persons named below, with respect to the beneficial ownership of shares of JCIC’s Ordinary Shares, by:

•	each person known by JCIC to be the beneficial owner of more than 5% of JCIC’s outstanding Class A Ordinary Shares or Class B Ordinary Shares;

•	each of JCIC’s executive officers and directors that beneficially owns shares of JCIC’s Ordinary Shares; and

•	all JCIC’s executive officers and directors as a group.

Beneficial ownership is determined according to the rules of the SEC, which generally provide that a person has beneficial ownership of a security if such person possesses sole or shared voting or investment power over that security, including options and warrants that are currently exercisable or exercisable within sixty days.

In the table below, percentage ownership is based on 43,125,000 ordinary shares, consisting of (i) 34,500,000 Class A ordinary shares and (ii) 8,625,000 Class B ordinary shares, issued and outstanding as of July 25, 2022. The table below does not include the Class A Ordinary Shares underlying the Private Placement Warrants held by the Sponsor because these securities are not exercisable within 60 days of this proxy statement.

Unless otherwise indicated, we believe that all persons named in the table have sole voting and investment power with respect to all shares of ordinary shares beneficially owned by them.

Name of Beneficial Owners(1)	Class B Ordinary Shares			Class A Ordinary Shares
	Number of Shares Beneficially Owned		Approximate Percentage of Class	Number of Shares Beneficially Owned		Approximate Percentage of Class	Approximate Percentage of Voting Control
JCIC Sponsor LLC (our sponsor)	8,550,000	(2)	99.1%	—		—	19.8%
Jeffrey E. Kelter	8,550,000	(2)	99.1%	—		—	19.8%
Robert F. Savage	8,550,000	(2)	99.1%	—		—	19.8%
Thomas Jermoluk	8,550,000	(2)	99.1%	—		—	19.8%
James H. Clark	—		—	—		—
Lauren D. Ores	—			—		—
Heather Harnett	25,000		*	—		—
Samir Kaul	25,000		*	—		—
Richard Noll	25,000		*
All directors and executive officers of JCIC as a group (8 individuals)	8,625,000		100%	—		—	20.0%
Other 5% Shareholders	8,625,000		100%	—		—	20.0%
Aristeia Capital, LLC	—		—	2,096,780	(3)	6.1%	4.9%
Adage Capital Partners, LLC	—		—	1,750,000	(4)	5.1%	4.1%

*	Less than 1%.
(1)	Unless otherwise noted, the business address of each of the following entities or individuals is c/o Jack Creek Investment Corp., 386 Park Avenue South, FL 20 New York, NY 10016.
(2)	Represents 8,550,000 shares directly held by our sponsor.
(3)	Based solely on the 13G filed with the SEC on February 14, 2022. The address of the principal business office of Aristeia Capital, L.L.C. is One Greenwich Plaza, 3rd Floor, Greenwich, CT 06830
(4)

Based solely on the Schedule 13G filed with the SEC on May 3, 2021. Each of Adage Capital Partners, L.P., Adage Capital Partners GP, L.L.C, Adage Capital Advisors, L.L.C., Robert Atchinson and Philip Gross share voting and dispositive power with regard to 1,750,000 ordinary shares. The business address for each is 200 Clarendon Street, 52nd Floor, Boston Massachusetts 02116.

FUTURE SHAREHOLDER PROPOSALS

If the Extension Amendment Proposal is approved, we anticipate that we will hold another extraordinary general meeting before the Charter Extension Date to consider and vote upon approval of the Merger Agreement and the Business Combination. Accordingly, if we consummate the Business Combination, JCIC’s next annual meeting of shareholders will be held at a future date to be determined by the post-Business Combination company. The date of such meeting and the date by which you may submit a proposal for inclusion in the proxy statement related thereto will be included in a Current Report on Form 8-K or a Quarterly Report on Form 10-Q. If the Extension Amendment Proposal is not approved, or if it is approved but we do not consummate the Business Combination before the Charter Extension Date, JCIC will dissolve and liquidate.

HOUSEHOLDING INFORMATION

Unless JCIC has received contrary instructions, JCIC may send a single copy of this proxy statement to any household at which two or more shareholders reside if JCIC believes the shareholders are members of the same family. This process, known as “householding,” reduces the volume of duplicate information received at any one household and helps to reduce JCIC’s expenses. However, if shareholders prefer to receive multiple sets of JCIC’s disclosure documents at the same address this year or in future years, the shareholders should follow the instructions described below. Similarly, if an address is shared with another shareholder and together both of the shareholders would like to receive only a single set of JCIC’s disclosure documents, the shareholders should follow these instructions:

If the shares are registered in the name of the shareholder, the shareholder should contact us at our offices at Jack Creek Investment Corp., 386 Park Avenue South, 20th Floor, New York, NY 10016 to inform us of his or her request; or

If a bank, broker or other nominee holds the shares, the shareholder should contact the bank, broker or other nominee directly.

WHERE YOU CAN FIND MORE INFORMATION

JCIC files reports, proxy statements and other information with the SEC as required by the Exchange Act. You may access information on JCIC at the SEC web site, which contains reports, proxy statements and other information, at: http://www.sec.gov.

This proxy statement is available without charge to shareholders of JCIC upon written or oral request. If you would like additional copies of this proxy statement or if you have questions about the proposals to be presented at the Shareholder Meeting, you should contact JCIC in writing at Jack Creek Investment Corp., 386 Park Avenue South, 20th Floor, New York, NY 10016.

If you have questions about the proposals or this proxy statement, would like additional copies of this proxy statement, or need to obtain proxy cards or other information related to the proxy solicitation, please contact D.F. King & Co., Inc., the proxy solicitor for JCIC, by calling (888) 567-1626, or banks and brokers can call (212) 269-5550, or by emailing JCIC@dfking.com. You will not be charged for any of the documents that you request.

21458 Jack Creek Investment Corp. Proxy Rev9 Front
YOUR VOTE IS IMPORTANT. PLEASE VOTE TODAY.
IMMEDIATE Vote by - Internet 24 Hours - a QUICK Day, 7 Days a Week EASY or by Mail
INVESTMENT JACK CREEK CORP.
to Your vote Internet your shares vote authorizes in the same the manner named as proxies if you marked, Votes submitted signed and electronically returned your over proxy the Internet card. must on January be received 23, 2023 by . 11:59 p.m., Eastern Time,
INTERNET – www.cstproxyvote.com
Use the Internet to vote your proxy. Have your proxy card available when you access the above website. Follow the prompts to vote your shares.
Vote at the Meeting –
If you plan to attend the virtual online extraordinary general meeting, you will need your 12 digit control number to vote electronically at the extraordinary general https://www meeting. To attend: .cstproxy .com/ jackcreekinvestmentcorp/ext2023
MAIL – Mark, sign and date your proxy card and return it in the postage-paid envelope provided.
PLEASE DO NOT RETURN THE PROXY CARD IF YOU ARE VOTING ELECTRONICALLY.
FOLD HERE • DO NOT SEPARATE • INSERT IN ENVELOPE PROVIDED
JACK CREEK INVESTMENT CORP.
THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS FOR THE EXTRAORDINARY GENERAL MEETING TO BE HELD ON
JANUARY 24, 2023
The undersigned hereby appoints Jeffrey E. Kelter and, failing him Robert F. Savage, and, failing him, the duly appointed chairperson of the general meeting of Shareholders, each of them, proxies and attorneys-in-fact, each with the power of substitution and revocation, and hereby authorizes and instructs each to represent and vote, in the manner directed below, all the ordinary shares of Jack Creek Investment Corp. (“JCIC”) held of record by the undersigned at the close of business on November 30, 2022, at an extraordinary general meeting (the “extraordinary general meeting”) to be held virtually on January 24, 2023 at 4 p.m. Eastern Time, or any adjournment or postponement thereof. You will be able to attend the extraordinary general meeting by visiting https://www.cstproxy.com/jackcreekinvestmentcorp/ext2023 and inserting Control Number .
THIS PROXY WILL BE VOTED AS DIRECTED. IF NO DIRECTIONS ARE GIVEN, THIS PROXY WILL BE VOTED “FOR” PROPOSAL 1 (THE EXTENSION AMENDMENT PROPOSAL) BELOW, “FOR” PROPOSAL 2 (THE DIRECTOR ELECTION PROPOSAL) BELOW AND “FOR” PROPOSAL 3 (THE ADJOURNMENT PROPOSAL) BELOW,
The Extension Amendment Proposal is conditioned on JCIC having at least $5,000,001 of net tangible assets following its approval, after taking into account any redemptions of Class A ordinary shares by JCIC public shareholders.
(Continued and to be marked, dated and signed, on the other side)

21458 Jack Creek Investment Corp. Proxy Rev9 Back
Important Notice Regarding the Availability of Proxy Materials for the Extraordinary General Meeting to be held on January 24, 2023:
The notice of extraordinary general meeting and the accompanying Proxy Statement are available at https://www.cstproxy.com/jackcreekinvestmentcorp/ext2023
FOLD HERE • DO NOT SEPARATE • INSERT IN ENVELOPE PROVIDED
THE BOARD OF DIRECTORS OF JCIC RECOMMENDS A VOTE “FOR” PROPOSAL 1 (THE EXTENSION AMENDMENT PROPOSAL), “FOR” PROPOSAL 2 (THE DIRECTOR ELECTION PROPOSAL) AND “FOR” PROPOSAL 3 (THE ADJOURNMENT PROPOSAL) BELOW.
Please mark your votes like this
1. Proposal No. 1 — Extension Amendment Proposal — To amend, by way of special resolution, the Memorandum and Articles of Association to extend the date by which JCIC has to consummate a business combination (the “Charter Extension ”) from January 26, 2023 (the “Termination Date”) to February 27, 2023 (the “Charter Extension Date”). FOR AGAINST ABSTAIN
2. Proposal No. 2 — Director Election Proposal — Holders of the Class B ordinary shares, par value $0.0001 per share (“Class B Ordinary Shares”) of JCIC will vote to appoint, by way of ordinary resolution of the Class B Ordinary Shares, Class I director Heather Hartnett to serve on the board of directors (the “Board”) of JCIC for a three-year term expiring at the third succeeding annual general meeting after her election, or until her successor has been elected and qualified. FOR AGAINST ABSTAIN
3. Proposal No. 3 — Adjournment Proposal – To adjourn the Shareholder Meeting to a later date or dates, if necessary, to permit further solicitation and vote of proxies if, based upon the tabulated vote at the time of the Shareholder Meeting, there are insufficient Class A ordinary shares, par value $0.0001 per share (“Class A Ordinary Shares”) and Class B Ordinary Shares (collectively with the Class A Ordinary Shares, the “Ordinary Shares”) in the capital of JCIC represented (either in person or by proxy) to constitute a quorum necessary to conduct business at the Shareholder Meeting or at the time of the Shareholder Meeting to approve the Extension Amendment Proposal. FOR AGAINST ABSTAIN
CONTROL NUMBER
Signature Signature, if held jointly _Date .
Note: Please sign exactly as name appears hereon. When shares are held by joint owners, both should sign. When signing as attorney, executor, administrator, trustee, guardian, or corporate officer, please give title as such.